Cusip Number 66976M102                                      NASDAQ Symbol CAPVX

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                   A series of
                       The Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  July 29, 2002





The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers T Shares, which are offered by another prospectus.



                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks of Investing in the Fund....................................4
   Bar Chart and Performance Table.............................................6
   Fees and Expenses of the Fund...............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
   The Investment Advisor......................................................8
   The Administrator...........................................................9
   The Transfer Agent..........................................................9
   The Distributor.............................................................9

YOUR INVESTMENT IN THE FUND...................................................10
---------------------------
   Minimum Investment.........................................................10
   Purchase and Redemption Price..............................................10
   Purchasing Shares..........................................................13
   Redeeming Your Shares......................................................14

OTHER IMPORTANT INVESTMENT INFORMATION........................................17
--------------------------------------
   Dividends, Distributions, and Taxes........................................17
   Financial Highlights.......................................................18
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

     o    equity securities,
     o    fixed income securities, and
     o    money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

     o    market and economic conditions,
     o    trends in business environment,
     o    trends in yields and interest rates,
     o    prospects  for  particular   industries   within  the  overall  market
          environment, and
     o    possible changes in fiscal or monetary policy.


Equity Securities. The Advisor seeks to identify equity securities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or in the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

     o    strong asset holdings in cash,
     o    current market value of real estate,
     o    favorable debt to asset and debt to equity ratios, and
     o    strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments may include corporate debt obligations and U.S. government securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

     o    the current and expected trend in interest rates,
     o    credit quality of the fixed income securities,
     o relative attractiveness of fixed income securities versus equity securities, and
     o    the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment-grade" securities. Investment-grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment-grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

     o    money supply growth,
     o    rate of unemployment,
     o    changes in consumer, wholesale and producer prices,
     o    prices of raw materials and commodities,
     o    industrial prices,
     o    capital spending statistics,
     o    Gross National Product ("GNP"),
     o    industrial production data,
     o    impact of inflation, or
     o attitudes and concerns of key officials in the Federal Reserve and U.S. government.


 Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o    Foreign  Securities:  The Fund may invest up to 10% of its total  assets in foreign securities. Investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxation's imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]

                             Investor Class Shares
                 Year to Year Total Returns (as of December 31)

                                  1992 -    5.24%
                                  1993 -   10.79%
                                  1994 -    0.95%
                                  1995 -   21.47%
                                  1996 -    9.86%
                                  1997 -   21.44%
                                  1998 -   21.32%
                                  1999 -   36.41%
                                  2000 -  -13.80%
                                  2001 -  -12.56%

     o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.36)% (quarter ended September 30, 2001).
     o The year-to-date return as of the most recent calendar quarter was (11.61)% (quarter ended June 30, 2002).
     o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.


The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index representative of the bond market. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- ---------- ---------- -----------
Average Annual Total Return                          Past 1     Past 5     Past 10
Period Ended December 31, 2001*                       Year      Years       Years
-------------------------------------------------- ---------- ---------- -----------
Capital Value Fund - Investor Class Shares
  Before taxes                                      (15.62)%     7.89%      8.67%
  After taxes on distributions                      (16.53)%     5.41%      6.58%
  After taxes on distributions and sale of shares    (9.09)%     6.50%      6.84%
-------------------------------------------------- ---------- ---------- -----------
S&P 500 Total Return Index**                        (11.89)%    10.70%     12.94%
-------------------------------------------------- ---------- ---------- -----------
Lehman Brothers Aggregate Bond Index**                8.44%      7.43%      7.23%
-------------------------------------------------- ---------- ---------- -----------

     * The maximum sales load is reflected in the table above.
    ** The S&P 500  Total  Return  Index  is the  Standard  &  Poor's
       Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices does not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund:


                   Shareholder Fees For Investor Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

    Maximum Sales Charge (Load) Imposed On Purchases
       (as a percentage of offering price) ...............................3.50%
    Redemption fee
       (as a percentage of amount redeemed)...............................None


            Annual Fund Operating Expenses For Investor Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

    Management Fees.......................................................0.60%
    Distribution and/or Service (12b-1) Fees..............................0.50%
    Other Expenses........................................................1.38%
                                                                          -----
       Total Annual Fund Operating Expenses...............................2.48%*
                                                                          =====

       * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2002.

Example. The example below shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

  ------------------- ------------ ------------- ------------- --------------
    Period Invested      1 Year       3 Years       5 Years       10 Years
  ------------------- ------------ ------------- ------------- --------------
      Your Costs          $592        $1,095        $1,624         $3,067
  ------------------- ------------ ------------- ------------- --------------



                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") and pursuant to an investment advisory agreement with the Trust, the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled through ownership by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $275 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

Mr. Edgerton, a principal of the Advisor and an officer of the Fund, and W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ended March 31, 2002, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through the Distributor, a registered broker-dealer affiliate of the Advisor.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to
Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled, "Your Investment in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Class Shares and T Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund currently has two classes of shares registered for investment: Investor Class Shares and T Shares. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees.


MINIMUM INVESTMENT

Investor Class Shares are sold subject to a sales charge of 3.50%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan or purchasing under the telephone purchase option). The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------ ------------------ ---------------------------
                                                                              Sales Dealers Discounts
                                        Charge As % of      Sales Charge          and Brokerage
       Amount of Transaction At           Net Amount       As % of Public       Commissions as % of
        Public Offering Price              Invested        Offering Price      Public Offering Price
------------------------------------- ------------------ ------------------ ---------------------------
         Less than $100,000                  3.63%             3.50%                   3.00%
------------------------------------- ------------------ ------------------ ---------------------------
   $100,000 but less than $250,000           3.09%             3.00%                   2.50%
------------------------------------- ------------------ ------------------ ---------------------------
   $250,000 but less than $500,000           2.56%             2.50%                   2.00%
------------------------------------- ------------------ ------------------ ---------------------------
  $500,000 but less than $1,000,000          2.04%             2.00%                   1.50%
------------------------------------- ------------------ ------------------ ---------------------------
         $1,000,000 or more                  1.01%             1.00%                   0.50%
------------------------------------- ------------------ ------------------ ---------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

o Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Class Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

o Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the Fund Shares Application.

o Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

o Sales at Net Asset Value. In order to encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

See the Statement of Additional Information ("SAI") for additional information on reduced sales charges.

Distribution of the Fund's Shares. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotes are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

               Capital Value Fund
               Investor Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For the Capital Value Fund Investor Class Shares
               Acct. # 2000000862110
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange Investor Class Shares of the Fund for Investor Class Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.



REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               Capital Value Fund
               Investor Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class (Investor),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and any gain may be subject to tax.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the last five fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Investor Class Shares. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.



                              Investor Class Shares
                              ---------------------
                 (For a Share Outstanding Throughout each Year)

                        For Fiscal Years Ended March 31,

                                                   2002            2001           2000           1999            1998
                                                   ----            ----           ----           ----            -----
Net asset value, beginning of year                $11.69          $20.98         $15.32         $14.51          $12.50

   (Loss) income from investment operations
     Net investment (loss) income                  (0.04)          (0.01)          0.01           0.06            0.13
     Net realized and unrealized (loss) gain
      on investments                               (0.58)          (5.70)          6.99           2.02            3.93
                                                   ------          ------          ----           ----            ----
       Total from investment operations            (0.62)          (5.71)          7.00           2.08            4.06
                                                   ------          ------          ----           ----            ----

   Less distributions to shareholders from
     Net investment income                          0.00            0.00          (0.01)         (0.06)          (0.13)
     Net realized gain from investment transactions(0.29)          (3.58)         (1.33)         (1.21)          (1.92)
                                                   ------          ------         ------         ------          ------
       Total distributions                         (0.29)          (3.58)         (1.34)         (1.27)          (2.05)
                                                   ------          ------         ------         ------          ------

Net asset value, end of year                       $10.78          $11.69         $20.98         $15.32          $14.51
                                                   ======          ======         ======         ======          ======

Total return*                                      (5.28)%        (28.82)%        46.68%         14.67%          32.89%
                                                   =======        ========        ======         ======          ======

Ratios/supplemental data
   Net assets, end of year (in thousands)          $9,743         $12,142        $16,487        $11,056          $9,888
                                                   ======         =======        =======        =======          ======

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees  2.48%           1.99%          1.95%          2.15%           2.12%
     After expense reimbursements and waived fees   2.48%           1.99%          1.95%          2.15%           2.12%

   Ratio of net investment (loss) income to average net assets
     Before expense reimbursements and waived fees (0.30)%         (0.05)%         0.06%          0.40%           0.91%
     After expense reimbursements and waived fees  (0.30)%         (0.05)%         0.06%          0.40%           0.91%

   Portfolio turnover rate                         12.57 %         55.35%         34.93%         70.65%          33.50%

     *Total return does not reflect payment of sales charge.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________








                                   [logo here]





                                   PROSPECTUS









                                  July 29, 2002

Cusip Number 66976M789                                       NASDAQ Symbol (N/A)


________________________________________________________________________________

                               CAPITAL VALUE FUND

                                   A series of
                       The Nottingham Investment Trust II

                                    T SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  July 29, 2002





The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the T Shares of the Fund. The Fund also offers Investor Class Shares, which are offered by another prospectus.



                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks of Investing in the Fund....................................4
   Bar Chart and Performance Table.............................................6
   Fees and Expenses of the Fund...............................................7

MANAGEMENT OF THE FUND.........................................................9
----------------------
   The Investment Advisor......................................................9
   The Administrator..........................................................10
   The Transfer Agent.........................................................10
   The Distributor............................................................10

YOUR INVESTMENT IN THE FUND...................................................11
---------------------------
   Minimum Investment.........................................................11
   Purchase and Redemption Price..............................................11
   Purchasing Shares..........................................................12
   Redeeming Your Shares......................................................14

OTHER IMPORTANT INVESTMENT INFORMATION........................................16
--------------------------------------
   Dividends, Distributions, and Taxes........................................16
   Financial Highlights.......................................................18
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

     o    equity securities,
     o    fixed income securities, and
     o    money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

     o    market and economic conditions,
     o    trends in business environment,
     o    trends in yields and interest rates,
     o    prospects  for  particular   industries   within  the  overall  market
          environment, and
     o    possible changes in fiscal or monetary policy.

Equity Securities. The Advisor seeks to identify equity securities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or in the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

     o    strong asset holdings in cash,
     o    current market value of real estate,
     o    favorable debt to asset and debt to equity ratios, and
     o    strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments may include corporate debt obligations and U.S. government securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

     o    the current and expected trend in interest rates,
     o    credit quality of the fixed income securities,
     o relative attractiveness of fixed income securities versus equity securities, and
     o    the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment-grade" securities. Investment-grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment-grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

     o    money supply growth,
     o    rate of unemployment,
     o    changes in consumer, wholesale and producer prices,
     o    prices of raw materials and commodities,
     o    industrial prices,
     o    capital spending statistics,
     o    Gross National Product ("GNP"),
     o    industrial production data,
     o    impact of inflation, or
     o attitudes and concerns of key officials in the Federal Reserve and U.S. government.

Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o    Foreign  Securities:  The Fund may invest up to 10% of its total  assets in foreign securities. Investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxations imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE*

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                             Investor Class Shares
                 Year to Year Total Returns (as of December 31)

                                  1992 -    5.24%
                                  1993 -   10.79%
                                  1994 -    0.95%
                                  1995 -   21.47%
                                  1996 -    9.86%
                                  1997 -   21.44%
                                  1998 -   21.32%
                                  1999 -   36.41%
                                  2000 -  -13.80%
                                  2001 -  -12.56%


     o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.36)% (quarter ended September 30, 2001).
     o The year-to-date return as of the most recent calendar quarter was (11.61)% (quarter ended June 30, 2002).
     o Sales loads are not reflected in the chart above or table below, since they are not applicable to the T Shares.


The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- ---------- ---------- -----------
Average Annual Total Return                          Past 1     Past 5     Past 10
Period Ended December 31, 2001^1                      Year      Years       Years
-------------------------------------------------- ---------- ---------- -----------
Capital Value Fund - Investor Class Shares
  Before taxes                                      (12.56)%     8.66%      9.05%
  After taxes on distributions                      (13.51)%     6.16%      6.96%
  After taxes on distributions and sale of shares    (7.21)%     7.16%      7.18%
-------------------------------------------------- ---------- ---------- -----------
S&P 500 Total Return Index^2                        (11.89)%    10.70%     12.94%
-------------------------------------------------- ---------- ---------- -----------
Lehman Brothers Aggregate Bond Index^2                8.44%      7.43%      7.23%
-------------------------------------------------- ---------- ---------- -----------

      1 The maximum sales load of 3.50% for the Investor Class Shares is not reflected in the table above, since it is not applicable to the T Shares.
      2 The  S&P  500  Total  Return  Index  is the  Standard  &  Poor's
        Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices does not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.


  * The performance information presented above is based upon the average annual total returns of the Investor Class Shares, without the sales load to reflect the fact that the T Shares do not charge a sales load. The performance information of the Investor Class Shares has been used for this purpose because the T Shares are a new class of shares that have no performance history. However, the annual returns for both classes are expected to be substantially similar because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold T Shares of the Fund:


                          Shareholder Fees For T Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

    Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) ............................None
    Redemption fee
        (as a percentage of amount redeemed)............................None


                   Annual Fund Operating Expenses For T Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

    Management Fees....................................................0.60%
    Distribution and/or Service (12b-1) Fees...........................0.75%
    Other Expenses.....................................................1.38%
                                                                       -----
        Total Annual Fund Operating Expenses...........................2.73%*
                                                                       =====


     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2002, adjusted to reflect the fees and expenses of the T Shares offered by this Prospectus.



Example. The example below shows you the expenses you may pay over time by investing in the T Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

  ------------------- ------------ ------------- ------------- --------------
    Period Invested      1 Year       3 Years       5 Years       10 Years
  ------------------- ------------ ------------- ------------- --------------
      Your Costs          $276         $847         $1,445         $3,061
  ------------------- ------------ ------------- ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") and pursuant to an investment advisory agreement with the Trust, the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled through ownership by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $275 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

Mr. Edgerton, a principal of the Advisor and an officer of the Fund, and W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ended March 31, 2002, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through the Distributor, a registered broker-dealer affiliate of the Advisor.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to
Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled, "Your Investment in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the T Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's T Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.75% of the average daily net assets of the Fund's T Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's T Shares. In no event is the Fund permitted to pay annually more than 0.25% of the average daily net assets of the Fund's T Shares for shareholder servicing activities with respect to that class of shares of the Fund. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the T Shares and Investor Class Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.




                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund currently has two classes of shares registered for investment: Investor Class Shares and T Shares. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees.


MINIMUM INVESTMENT

T Shares are sold at the net asset value applicable to the T Shares and do not include any sales load. Shares are redeemed at the net asset value applicable to the T Shares.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan or purchasing under the telephone purchase option). The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotes are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

               Capital Value Fund
               T Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, the dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                First Union National Bank of North Carolina
                Charlotte, North Carolina
                ABA # 053000219
                For the Capital Value Fund - T Shares
                Acct. # 2000000862110
                For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange T Shares of the Fund for T Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               Capital Value Fund
               T Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class (T Shares),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) changes of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and any gain may be subject to taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the last five fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Investor Class Shares of the Fund. Because the T Shares is a new class and did not commence operations prior to March 31, 2002, there are no financial data to be presented in this Prospectus for the T Shares. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.

                              Investor Class Shares
                              ---------------------
                 (For a Share Outstanding Throughout each Year)

                        For Fiscal Years Ended March 31,

                                                   2002            2001           2000           1999            1998
                                                   ----            ----           ----           ----            -----
Net asset value, beginning of year                $11.69          $20.98         $15.32         $14.51          $12.50

   (Loss) income from investment operations
     Net investment (loss) income                  (0.04)          (0.01)          0.01           0.06            0.13
     Net realized and unrealized (loss) gain
      on investments                               (0.58)          (5.70)          6.99           2.02            3.93
                                                   ------          ------          ----           ----            ----
       Total from investment operations            (0.62)          (5.71)          7.00           2.08            4.06
                                                   ------          ------          ----           ----            ----

   Less distributions to shareholders from
     Net investment income                          0.00            0.00          (0.01)         (0.06)          (0.13)
     Net realized gain from investment transactions(0.29)          (3.58)         (1.33)         (1.21)          (1.92)
                                                   ------          ------         ------         ------          ------
       Total distributions                         (0.29)          (3.58)         (1.34)         (1.27)          (2.05)
                                                   ------          ------         ------         ------          ------

Net asset value, end of year                       $10.78          $11.69         $20.98         $15.32          $14.51
                                                   ======          ======         ======         ======          ======

Total return*                                      (5.28)%        (28.82)%        46.68%         14.67%          32.89%
                                                   =======        ========        ======         ======          ======

Ratios/supplemental data
   Net assets, end of year (in thousands)          $9,743         $12,142        $16,487        $11,056          $9,888
                                                   ======         =======        =======        =======          ======

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees  2.48%           1.99%          1.95%          2.15%           2.12%
     After expense reimbursements and waived fees   2.48%           1.99%          1.95%          2.15%           2.12%

   Ratio of net investment (loss) income to average net assets
     Before expense reimbursements and waived fees (0.30)%         (0.05)%         0.06%          0.40%           0.91%
     After expense reimbursements and waived fees  (0.30)%         (0.05)%         0.06%          0.40%           0.91%

   Portfolio turnover rate                         12.57 %         55.35%         34.93%         70.65%          33.50%

     * Total return does not reflect payment of sales charge.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    T Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________








                                   [logo here]





                                   PROSPECTUS









                                  July 29, 2002

Cusip Number 66976M508                                       NASDAQ Symbol IVFTX
________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  July 29, 2002


The EARNEST  Partners Fixed Income Trust seeks to preserve  capital and maximize
total  return  through  active  management  of  investment-grade   fixed  income
securities.




                               Investment Advisor
                               ------------------


                                   [Logo Here]

                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309

                                 1-800-525-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------
      The Investment Advisor...................................................6
      The Administrator........................................................7
      The Transfer Agent.......................................................7
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................8
---------------------
      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................10

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................13
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------


INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust ("Fund") seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.



PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund's investment advisor, EARNEST Partners Limited, LLC ("Advisor"), believes are undervalued due to market inefficiencies.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels. The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield. Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

     o historical yield relationship between a security and a corresponding benchmark,
     o    credit risk,
     o    market volatility,
     o    interest rate levels relative to historical interest rate levels, and
     o supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers. With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

     o    The Fund will not engage in "market timing."
     o Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life. Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.
     o At least 90% of the portfolio will be in bonds rated "A" or better at all times by a nationally recognized securities rating organization ("NRSRO").
     o The Fund will not purchase any bonds rated below investment-grade by any NRSRO.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are generally rated by NRSROs. Fixed income securities rated BBB by Standard & Poor's(R) Rating Services or Baa by Moody's Investor Services, Inc. are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund's performance.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.


BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                 Year to Year Total Returns (as of December 31)

                                  1992 -  7.78%
                                  1993 - 10.55%
                                  1994 - -3.78%
                                  1995 - 16.82%
                                  1996 -  4.08%
                                  1997 -  9.17%
                                  1998 -  7.64%
                                  1999 - -1.13%
                                  2000 - 11.21%
                                  2001 -  5.59%


   o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended June 30, 1995).
   o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (3.84)% (quarter ended March 31, 1994).
   o The year-to-date return as of the most recent calendar quarter was 5.71% (quarter ended June 30, 2002).


The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

---------------------------------------------------- ---------- ---------- -----------
Average Annual Total Returns                           Past 1     Past 5     Past 10
Period Ended December 31, 2001                          Year      Years       Years
---------------------------------------------------- ---------- ---------- -----------
EARNEST Partners Fixed Income Trust
   Before taxes                                         5.59%      6.41%      6.64%
   After taxes on distributions                         3.21%      3.91%      4.11%
   After taxes on distributions and sale of shares      3.38%      3.87%      4.08%
---------------------------------------------------- ---------- ---------- -----------
Lehman Brothers Aggregate Bond Index*                   8.44%      7.43%      7.23%
---------------------------------------------------- ---------- ---------- -----------

   * The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees For Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

  Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) ...............................None
  Redemption Fee
      (as a percentage of amount redeemed) ..............................None


       Annual Fund Operating Expenses For Institutional Class Shares
               (expenses that are deducted from Fund assets)
               ---------------------------------------------

  Management Fees.......................................................0.45%
  Distribution and/or Service (12b-1) Fees..............................None
  Other Expenses........................................................1.99%
                                                                        -----
      Total Annual Fund Operating Expenses..............................2.44%*
      Fee Waivers and/or Expense Reimbursement.........................(1.54%)
                                                                        -----
      Net Expenses......................................................0.90%
                                                                        =====


     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2002. The Advisor has entered into a contractual agreement with The Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.90% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

 ---------------------- ------------ ------------- ------------- --------------
    Period Invested        1 Year       3 Years       5 Years       10 Years
 ---------------------- ------------ ------------- ------------- --------------
       Your Costs           $92          $613          $1,161        $2,659
 ---------------------- ------------ ------------- ------------- --------------


                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

On December 20, 1999, EARNEST Partners Limited, LLC became the investment adviser of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") at a meeting held on December 20, 1999. That agreement was superseded by a new Investment Advisory Agreement that was approved by shareholders of the Fund at a meeting held on May 25, 2000. Under the new Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund's previous advisor, Investek Capital Management, Inc. ("ICM"). The new Investment Advisory Agreement is renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, was established in 1999 as a limited liability company organized under the laws of Delaware and is a wholly owned subsidiary of EARNEST Partners II, LLC, also a Delaware limited liability company. The Advisor was formed as a result of the acquisition of the Fund's former investment advisor by EARNEST Partners II, LLC. That acquisition was completed on December 31, 1999. The Advisor has approximately $1.8 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations. The Advisor is managed by Michael T. McRee and the Fund is primarily managed by an investment team consisting of Mr. McRee, Douglas S. Folk, CFA, and John M. Friedman, who are responsible for the day-to-day management of the Fund's portfolio. Mr. McRee has been a Partner of the Advisor since its inception in 1999 and President of the Fund since its inception in 1991. Prior to that time, Mr. McRee was President of the Fund's former adviser, ICM. Mr. Folk has been a Partner of the Advisor since its inception and became a portfolio manager of the Fund in 1998. Mr. Folk was also Vice President of the Fund's former adviser from 1996 until the acquisition in 1999. Previous to that, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Friedman has been a Partner of the Advisor since its inception in 1999 and portfolio manager of the Fund since its inception in 1991. Prior to that time, Mr. Friedman was Vice President of the Fund's former adviser.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended . Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.45%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of their advisory fees for the fiscal year ended March 31, 2002.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.90% of the average net assets of the Fund for the fiscal year ending March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Trust. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fee, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.



                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000 and the minimum additional investment is $1,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the

Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "EARNEST Partners Fixed Income Trust," to:

               EARNEST Partners Fixed Income Trust
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For:  EARNEST Partners Fixed Income Trust
                     - Institutional Class Shares
               Acct. # 2000000862107
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $1,000. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.



REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               EARNEST Partners Fixed Income Trust
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The Fund's name,
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your application currently on file with the Fund.
Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $50,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his/her account net asset value up to at least $50,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                           INSTITUTIONAL CLASS SHARES
                 (For a Share Outstanding Throughout Each Year)

======================================================= ========== ========== ========== ========== ==========
                                                           Year       Year       Year        Year      Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                          3/31/02    3/31/01    3/31/00    3/31/99    3/31/98
                                                          -------    -------    -------    -------    -------
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year                        $10.32      $9.84     $10.30     $10.31      $9.98
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Income from investment operations
    Net investment income                                  0.59       0.61       0.60       0.62       0.64
    Net realized and unrealized (loss) gain on             0.24)      0.48      (0.46)     (0.01)      0.33
    investments                                            ----       ----       ----       ----       ----
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
         Total from investment operations                  0.35       1.09       0.14       0.61       0.97
                                                           ----       ----       ----       ----       ----
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Less distributions to shareholders from
    Net investment income                                 (0.59)     (0.61)     (0.60)     (0.62)     (0.64)
                                                           -----      ----       ----       ----       ----
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net Asset Value, End of Year                              $10.32     $9.84      $10.30     $10.31     $10.08
                                                           =====      ====       =====      =====      =====
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Total return                                               3.32%     11.46%      1.47%      5.97%      9.91%
                                                           ====      =====       ====       ====       ====
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Ratios/supplemental data
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Net assets, end of year (000's)                         $5,791     $6,631     $8,193    $11,467    $13,899
                                                           =====      =====      =====     ======     ======
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Ratio of expenses to average net assets
    Before expense reimbursements and waived fees          2.44%      1.99%      1.57%      1.22%      1.10%
    After expense reimbursements and waived fees           0.90%      0.90%      0.90%      0.90%      0.90%
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Ratio of net investment income to average net assets
    Before expense reimbursements and waived fees          4.12%      4.96%      5.26%      5.53%      6.01%
    After expense reimbursements and waived fees           5.65%      6.05%      5.93%      5.85%      6.21%
------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
  Portfolio turnover rate                                 23.87%      7.68%     15.41%      50.90%     38.46%
======================================================= ========== ========== ========== ========== ==========

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES

________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



________________________________________________________________________________

         By telephone:          1-800-525-3863

         By mail:               EARNEST Partners Fixed Income Trust
                                c/o NC Shareholder Services
                                116 South Franklin Street
                                Post Office Box 4365
                                Rocky Mount, NC  27803-0365


         By e-mail:             info@ncfunds.com


         On the Internet:       www.ncfunds.com

________________________________________________________________________________



Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act file number 811-06199

Cusip Number 66976M839                                      NASDAQ Ticker WSTSX
________________________________________________________________________________

                                 WST GROWTH FUND

                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2002


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Institutional Class Shares of the Fund. The Fund also offers two additional classes of shares:
Investor  Class  Shares  and  Class  C  Shares,   which  are  offered  by  other
prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
THE FUND
--------
  Investment Objective.........................................................2
  Principal Investment Strategies..............................................2
  Principal Risks Of Investing In The Fund.....................................4
  Bar Chart And Performance Table..............................................6
  Fees And Expenses Of The Fund................................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
  The Investment Advisor.......................................................8
  The Administrator............................................................9
  The Transfer Agent...........................................................9
  The Distributor..............................................................9

INVESTING IN THE FUND.........................................................10
---------------------
  Minimum Investment..........................................................10
  Purchase And Redemption Price...............................................10
  Purchasing Shares...........................................................10
  Redeeming Your Shares.......................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------
  Dividends, Distributions, And Taxes.........................................14
  Financial Highlights........................................................15
  Additional Information..............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

      ___________________________________________________________________

                   Macroeconomic Analysis and Projected Trends
                       Research consisting of four primary
              areas (market interest rates, Federal Reserve policy,
                         inflation, and economic growth,
                as typically measured by gross domestic product)
              ____________________________________________________

                                 Sector Analysis

          Research and analysis of sectors within the research universe
                    _______________________________________

                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                               __________________

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o    alternative  investments offer superior total return  prospects;  or
     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)

                                 1998 -  19.89%
                                 1999 -  14.12%
                                 2000 - -13.59%
                                 2001 - -16.56%


o During the 4-year period shown in the bar chart above, the highest return for a calendar quarter was 23.49% (quarter ended December 31, 1998).
o During the 4-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.54)% (quarter ended September 30, 2001).
o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was (15.18)% (quarter ended June 30, 2002).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, three years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- -------------- -------------- --------------
Average Annual Total Returns                           Past 1         Past 3         Since
Period Ended December 31, 2001                          Year          Years        Inception*
-------------------------------------------------- -------------- -------------- --------------
WST Growth Fund - Institutional Class Shares
  Before taxes                                        (16.56)%        (6.29)%        0.15%
  After taxes on distributions                        (16.56)%        (6.29)%        0.15%
  After taxes on distributions and sale of shares     (10.08)%        (4.97)%        0.12%
-------------------------------------------------- -------------- -------------- --------------
S&P 500 Total Return Index **                         (11.89)%        (1.03)%        6.02%
-------------------------------------------------- -------------- -------------- --------------

   * September 30, 1997 (date of initial public investment in the Institutional Class Shares)
  ** The S&P 500 Total  Return Index is the  Standard & Poor's  Composite  Stock
     Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

----------------------------------------------------------- -------------------
      Shareholder Fees For Institutional Class Shares
        (fees paid directly from your investment)
----------------------------------------------------------- -------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                               None
----------------------------------------------------------- -------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of amount redeemed)                               None
----------------------------------------------------------- -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends        None
----------------------------------------------------------- -------------------
Redemption Fee                                                     None
----------------------------------------------------------- -------------------
Exchange Fee                                                       None
----------------------------------------------------------- -------------------


----------------------------------------------------------- -------------------
Annual Fund Operating Expenses For Instutitional Class Shares
        (expenses that are deducted from Fund assets)
----------------------------------------------------------- -------------------
Management Fees                                                   0.75 %
----------------------------------------------------------- -------------------
Distribution and/or Service (12b-1) Fees                          0.00 %
----------------------------------------------------------- -------------------
Other Expenses                                                    1.22 %
                                                                  ------
----------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                              1.97 %*
----------------------------------------------------------- -------------------
     Fee Waivers and/or Expense Reimbursements                   (0.22%)
                                                                  ------
----------------------------------------------------------- -------------------
     Net Expenses                                                 1.75 %
                                                                  ======
----------------------------------------------------------- -------------------

   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2002. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

        (1)  You invest $10,000 in the Fund for the periods shown;
        (2)  You reinvest all dividends and distributions;
        (3)  You redeem all of your shares at the end of those periods;
        (4)  You earn a 5% total return; and
        (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

  --------------------- ---------- ----------- ----------- ------------
     Period Invested      1 Year     3 Years     5 Years     10 Years
  --------------------- ---------- ----------- ----------- ------------
        Your Costs         $178       $597        $1,042      $2,278
  --------------------- ---------- ----------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $900 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2002, the Advisor waived a portion of its fee in the amount of $35,613. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2002 was 0.53%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2002 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the

Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Institutional Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $25,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Institutional Class Shares," to:

               WST Growth Fund
               Institutional Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For the WST Growth Fund - Institutional Class Shares Acct. # 2000001068081
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               WST Growth Fund
               Institutional Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2) Any required signature  guarantees (see "Signature  Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) The name of the Fund and the designation of class of shares (Institutional),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Institutional Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                           INSTITUTIONAL CLASS SHARES
                (For a Share Outstanding Throughout each Period)

================================================== ============= ============= ============= ============= =============
                                                    Year ended    Year ended    Year ended    Year ended   Period ended
                                                     March 31,    March 31,     March 31,      March 31,    March 31,
                                                       2002          2001          2000          1999        1998 (a)
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Net asset value, beginning of period                  $10.77        $14.20        $12.77        $11.29        $10.02
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
    (Loss) income from investment operations
        Net investment loss                           (0.06)        (0.08)        (0.04)         0.00          0.00
        Net realized and unrealized (loss) gain
            on investments                            (0.79)        (3.35)         1.47          1.48          1.27
                                                      ------        ------         ----          ----          ----
            Total from investment operations          (0.85)        (3.43)         1.43          1.48          1.27
                                                      ------        ------         ----          ----          ----
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Net asset value, end of period                         $9.92        $10.77        $14.20        $12.77        $11.29
                                                       =====        ======        ======        ======        ======
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Total return                                          (7.98)%      (24.08)%      11.20 %        13.11 %       12.72 %(b)
                                                      =======      ========      =======        =======       =======
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Ratios/supplemental data
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
    Net Assets, end of period                       $14,322,067   $14,405,659   $16,737,026   $11,419,391   $6,376,193
                                                    ===========   ===========   ===========   ===========   ==========
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
    Ratio of expenses to average net assets
      Before expense reimbursements and waived        1.97 %        1.68 %        1.68 %        2.08 %        3.15 % (c)
 fees                                                 1.75 %        1.68 %        1.60 %        1.75 %        1.75 % (c)
      After expense reimbursements and waived
 fees
-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
 Ratio of net investment (loss) income to average
      net assets
   Before expense reimbursements and waived fees     (0.84) %      (0.69)%       (0.45)%        (0.35)%      (1.31)% (c)
   After expense reimbursements and waived fees      (0.62) %      (0.69)%       (0.37)%        (0.01)%       0.09 % (c)

-------------------------------------------------- ------------- ------------- ------------- ------------- -------------
    Portfolio turnover rate                           49.97 %       74.25 %       50.40 %       31.11 %       23.64 %
================================================== ============= ============= ============= ============= =============

     (a) For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.
     (b)  Not annualized.
     (c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________










                                   PROSPECTUS









                                  July 29, 2002

Cusip Number 66976M821                                       NASDAQ Ticker WSTVX
________________________________________________________________________________

                                 WST GROWTH FUND

                                   A series of
                       The Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2002


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Class C Shares, which are offered by other prospectuses.






                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND
--------
  Investment Objective.........................................................2
  Principal Investment Strategies..............................................2
  Principal Risks Of Investing In The Fund.....................................4
  Bar Chart And Performance Table..............................................6
  Fees And Expenses Of The Fund................................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
  The Investment Advisor.......................................................8
  The Administrator............................................................9
  The Transfer Agent...........................................................9
  The Distributor..............................................................9

INVESTING IN THE FUND.........................................................10
---------------------
  Minimum Investment..........................................................10
  Purchase And Redemption Price...............................................10
  Purchasing Shares...........................................................12
  Redeeming Your Shares.......................................................14

OTHER IMPORTANT INVESTMENT INFORMATION........................................16
--------------------------------------

  Dividends, Distributions, And Taxes.........................................16
  Financial Highlights........................................................17
  Additional Information..............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

      ___________________________________________________________________

                   Macroeconomic Analysis and Projected Trends

                       Research consisting of four primary
              areas (market interest rates, Federal Reserve policy,
                         inflation, and economic growth,
                as typically measured by gross domestic product)
              ____________________________________________________

                                 Sector Analysis

          Research and analysis of sectors within the research universe
                    _______________________________________

                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                               __________________


From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternative  investments offer superior total return  prospects;  or

     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)

                                 1998 -  19.31%
                                 1999 -  13.56%
                                 2000 - -14.04%
                                 2001 - -16.92%


  o During the 4-year period shown in the bar chart above, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1998).
  o During the 4-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.59)% (quarter ended September 30, 2001).
  o The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was (15.50)% (quarter ended June 30, 2002).
  o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, three years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- ------------ ------------- --------------
 Average Annual Total Returns                         Past 1       Past 3          Since
 Period Ended December 31, 2001                        Year        Years         Inception
-------------------------------------------------- ------------ ------------- --------------
WST Growth Fund - Investor Class Shares
  Before taxes                                       (20.03)%      (7.92)%       (1.70)%
  After taxes on distributions                       (20.03)%      (7.92)%       (1.70)%
  After taxes on distributions and sale of shares    (12.20)%      (6.23)%       (1.36)%
-------------------------------------------------- ------------ ------------- --------------
S&P 500 Total Return Index ***                       (11.89)%      (1.03)%        5.56%
-------------------------------------------------- ------------ ------------- --------------

    *The maximum sales load is reflected in the table above.
   **October 3, 1997 (date of initial  public  investment  in the  Investor
     Class  Shares)
  ***The S&P 500 Total  Return Index is the  Standard & Poor's  Composite  Stock
     Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

------------------------------------------------------------ -------------------
         Shareholder Fees For Investor Class Shares
          (fees paid directly from your investment)
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                               3.75 %
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                               None
------------------------------------------------------------ -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends         None
------------------------------------------------------------ -------------------
Redemption Fee                                                      None
------------------------------------------------------------ -------------------
Exchange Fee                                                        None
------------------------------------------------------------ -------------------


------------------------------------------------------------ -------------------
Annual Fund Operating Expenses For Investor Class Shares
        (expenses that are deducted from Fund assets)
------------------------------------------------------------ -------------------
Management Fees                                                    0.75 %
------------------------------------------------------------ -------------------
Distribution and/or Service (12b-1) Fees                           0.50 %
------------------------------------------------------------ -------------------
Other Expenses                                                     1.22 %
                                                                   ------
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses                               2.47 %*
------------------------------------------------------------ -------------------
  Fee Waivers and/or Expense Reimbursements                       (0.22%)
                                                                  ------
------------------------------------------------------------ -------------------
  Net Expenses                                                     2.25%
                                                                   =====
------------------------------------------------------------ -------------------

    *"Total Annual Fund Operating  Expenses" are based upon actual  expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2002. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Investor Class Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

--------------------- ------------ ------------- ------------- --------------
   Period Invested       1 Year       3 Years       5 Years       10 Years
--------------------- ------------ ------------- ------------- --------------
      Your Costs          $595        $1,096         $1,622        $3,060
--------------------- ------------ ------------- ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $900 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2002, the Advisor waived a portion of its fee in the amount of $35,613. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2002 was 0.53%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2002 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the

Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Investor Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Investor Class Shares are sold subject to a maximum sales charge of 3.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------ ------------------ ---------------------------
                                                                              Sales Dealers Discounts
                                        Charge As % of      Sales Charge          and Brokerage
       Amount of Transaction At           Net Amount       As % of Public       Commissions as % of
        Public Offering Price              Invested        Offering Price      Public Offering Price
------------------------------------- ------------------ ------------------ ---------------------------
          Less than $250,000                 3.93%             3.75%                   3.65%
------------------------------------- ------------------ ------------------ ---------------------------
   $250,000 but less than $500,000           2.04%             2.00%                   1.90%
------------------------------------- ------------------ ------------------ ---------------------------
           $500,000 or more                  1.01%             1.00%                   0.90%
------------------------------------- ------------------ ------------------ ---------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

o Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment.

o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Fund Shares Application.

o Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares of the Fund in Investor Class Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

     If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

o Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

o Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

See the SAI for additional information on reduced sales charges.

Distribution Plan. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those Investor Class Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Investor Class Shares," to:

               WST Growth Fund
               Investor Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For the WST Growth Fund - Investor Class Shares
               Acct. # 2000001068081
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               WST Growth Fund
               Investor Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The  name  of  the  Fund  and  the  designation  of  class  of  shares
          (Investor),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Investor Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                              INVESTOR CLASS SHARES
                (For a Share Outstanding Throughout Each Period)

==================================================== ============ ============ ============ ============ ==============
                                                      Year ended   Year ended   Year ended   Year ended   Period ended
                                                       March 31,    March 31,    March 31,    March 31,     March 31,
                                                        2002          2001         2000         1999        1998 (a)
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
Net asset value, beginning of period                    $10.58       $14.02      $12.67        $11.26        $10.22
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
    (Loss) income from investment operations
        Net investment loss                             (0.13)       (0.18)       (0.10)       (0.04)        (0.01)
        Net realized and unrealized gain (loss)
            on investments                              (0.75)       (3.26)        1.45         1.45          1.05
                                                        ------       ------        ----         ----          ----
            Total from investment operations            (0.88)       (3.44)        1.35         1.41          1.04
                                                        ------       ------        ----         ----          ----
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
Net asset value, end of period                          $9.70        $10.58       $14.02       $12.67        $11.26
                                                        =====        ======       ======       ======        ======
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
Total return (b)                                       (8.40)%      (24.47)%      10.66 %     12.52 %       10.19 % (c)
                                                       =======      ========      =======     =======       =======
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
Ratios/supplemental data
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
    Net assets, end of period                         $1,626,087   $1,946,741   $4,642,922  $2,539,131      $763,186
                                                      ==========   ==========   ==========  ==========      ========
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
    Ratio of expenses to average net assets
      Before expense reimbursements and waived fees      2.47 %       2.14 %       2.15 %       2.56 %       3.63 % (d)
      After expense reimbursements and waived fees       2.25 %       2.14 %       2.10 %       2.25 %       2.25 % (d)
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
    Ratio of net investment loss to average net
    assets
      Before expense reimbursements and waived fees    (1.34)%       (1.13)%      (0.93)%     (0.84)%      (1.70)% (d)
      After expense reimbursements and waived fees     (1.12)%       (1.13)%      (0.88)%     (0.53)%      (0.31)% (d)
---------------------------------------------------- ------------ ------------ ------------ ------------ --------------
    Portfolio turnover rate                             49.97 %      74.25 %      50.40 %     31.11 %        23.64 %
==================================================== ============ ============ ============ ============ ==============

     (a)  For  the  period  from  October  3,  1997  (date  of  initial   public
          investment) to March 31, 1998.
     (b)  Total return does not reflect payment of sales charge.
     (c)  Not annualized.
     (d)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________










                                   PROSPECTUS









                                  July 29, 2002

Cusip Number 66976M797                                       NASDAQ Ticker WSTGX
________________________________________________________________________________

                                 WST GROWTH FUND

                                   A series of
                       The Nottingham Investment Trust II

                                 CLASS C SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2002


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Class C Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Investor Class Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
  Investment Objective.........................................................2
  Principal Investment Strategies..............................................2
  Principal Risks Of Investing In The Fund.....................................4
  Bar Chart And Performance Table..............................................6
  Fees And Expenses Of The Fund................................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
  The Investment Advisor.......................................................8
  The Administrator............................................................9
  The Transfer Agent...........................................................9
  The Distributor..............................................................9

INVESTING IN THE FUND.........................................................10
---------------------
  Minimum Investment..........................................................10
  Purchase And Redemption Price...............................................10
  Purchasing Shares...........................................................10
  Redeeming Your Shares.......................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------

  Dividends, Distributions, And Taxes.........................................14
  Financial Highlights........................................................15
  Additional Information..............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

      ___________________________________________________________________

                   Macroeconomic Analysis and Projected Trends

                       Research consisting of four primary
              areas (market interest rates, Federal Reserve policy,
                         inflation, and economic growth,
                as typically measured by gross domestic product)
              ____________________________________________________

                                 Sector Analysis

          Research and analysis of sectors within the research universe
                    _______________________________________

                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                               __________________

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o    alternative investments offer superior total return prospects; or
     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Class C Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)

                                 2000 - -14.20%
                                 2001 - -17.15%


  o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 11.48% (quarter ended December 31, 2001).
  o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.67)% (quarter ended September 30, 2001).
  o The calendar year-to-date return for the Class C Shares as of the most recent calendar quarter was (15.60)% (quarter ended June 30, 2002).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------- ------------- ------------
Average Annual Total Returns                          Past 1         Since
Period Ended December 31, 2001                         Year        Inception*
-------------------------------------------------- ------------- ------------
WST Growth Fund - Class C Shares
  Before taxes                                        (17.15)%      (10.32)%
  After taxes on distributions                        (17.15)%      (10.32)%
  After taxes on distributions and sale of shares     (10.44)%      (8. 11)%
-------------------------------------------------- ------------- ------------
S&P 500 Total Return Index **                         (11.89)%      (4.53)%
-------------------------------------------------- ------------- ------------

    *May 20, 1999 (date of initial public investment in the Class C Shares) **The S&P 500 Total Return Index is the Standard & Poor's Composite
     Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Class C Shares of the Fund.


------------------------------------------------------------ -------------------
             Shareholder Fees For Class C Shares
          (fees paid directly from your investment)
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed On Purchases
    (as a percentage of offering price)                             None
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of amount redeemed)                            None
------------------------------------------------------------ -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends         None
------------------------------------------------------------ -------------------
Redemption Fee                                                      None
------------------------------------------------------------ -------------------
Exchange Fee                                                        None
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
     Annual Fund Operating Expenses For Class C Shares
       (expenses that are deducted from Fund assets)
------------------------------------------------------------ -------------------
Management Fees                                                    0.75 %
------------------------------------------------------------ -------------------
Distribution and/or Service (12b-1) Fees                           0.75 %
------------------------------------------------------------ -------------------
Other Expenses                                                     1.22 %
                                                                   ------
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses                               2.72 %*
------------------------------------------------------------ -------------------
     Fee Waivers and/or Expense Reimbursements                    (0.22%)
                                                                  -------
------------------------------------------------------------ -------------------
     Net Expenses                                                  2.50%
                                                                   =====
------------------------------------------------------------ -------------------


    * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class C Shares of the Fund for the fiscal year ended March 31, 2002. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Class C Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example: This example shows you the expenses that you may pay over time by investing in the Class C Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

  ------------------- ---------- ----------- ------------ -------------
    Period Invested     1 Year     3 Years     5 Years      10 Years
  ------------------- ---------- ----------- ------------ -------------
       Your Costs        $253       $824        $1,420       $3,035
  ------------------- ---------- ----------- ------------ -------------

                           MANAGEMENT OF THE FUND
                           ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990, and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $900 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2002, the Advisor waived a portion of its fee in the amount of $35,613. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2002 was 0.53%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2002 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Class C Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Distribution Plan. For the Class C Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.75% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those Class C Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Class C Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.


                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Class C Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Class C Shares," to:

               WST Growth Fund
               Class C Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For the WST Growth Fund - Class C Shares
               Acct. # 2000001068081
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. This automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside.

Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               WST Growth Fund
               Class C Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (the requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class of shares (Class C),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund's Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Class C Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such year and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                 CLASS C SHARES
                 (For a Share Outstanding Throughout the Period)

============================================================ ================ ================ ====================
                                                                Year ended       Year ended        Period ended
                                                              March 31, 2002   March 31, 2001   March 31, 2000 (a)
------------------------------------------------------------ ---------------- ---------------- --------------------
Net asset value, beginning of period                              $10.54           $13.99            $13.05
------------------------------------------------------------ ---------------- ---------------- --------------------
    (Loss) income from investment operations
        Net investment loss                                        (0.17)          (0.16)            (0.06)
        Net realized and unrealized (loss) gain on                 (0.74)          (3.29)             1.00
        investments                                                ------          ------             ----
                                                                   (0.91)          (3.45)             0.94
                                                                   ------          ------             ----
            Total from investment operations
------------------------------------------------------------ ---------------- ---------------- --------------------
Net asset value, end of period                                     $9.63           $10.54            $13.99
                                                                   =====           ======            ======
------------------------------------------------------------ ---------------- ---------------- --------------------
Total return                                                       (8.63)%         (24.66)%           7.20 % (b)
                                                                   =======         ========           ======
------------------------------------------------------------ ---------------- ---------------- --------------------
Ratios/supplemental data
------------------------------------------------------------ ---------------- ---------------- --------------------
    Net assets, end of period                                    $387,977         $472,698           $453,984
                                                                 ========         ========           ========
------------------------------------------------------------ ---------------- ---------------- --------------------
    Ratio of expenses to average net assets
        Before expense reimbursements and waived fees             2.72 %           2.44 %            2.45 % (c)
        After expense reimbursements and waived fees              2.50 %           2.44 %            2.34 % (c)
------------------------------------------------------------ ---------------- ---------------- --------------------
    Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees            (1.59)%          (1.45)%           (1.30)% (c)
        After expense reimbursements and waived fees             (1.37)%          (1.45)%           (1.19)% (c)
------------------------------------------------------------ ---------------- ---------------- --------------------
    Portfolio turnover rate                                      49.97 %          74.25 %           50.40 %
============================================================ ================ ================ ====================

     (a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
     (b)  Not annualized.
     (c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________










                                   PROSPECTUS











                                  July 29, 2002

[Company Logo]








                                   Prospectus





                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund

                                                                   July 29, 2002





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the four Brown Capital Management Funds ("Funds") - three equity funds:

     o    The Brown Capital Management Equity Fund,
             Cusip Number 66976M300
             NASDAQ Symbol BCEIX

     o    The Brown Capital Management Small Company Fund, and
             Cusip Number 66976M409
             NASDAQ Symbol BCSIX

     o    The Brown Capital Management International Equity Fund;
             Cusip Number 66976M813
             NASDAQ Symbol BCIIX

and one balanced fund:

     o    The Brown Capital Management Balanced Fund.
             Cusip Number 66976M201
             NASDAQ Symbol BCBIX


The equity funds seek long-term capital appreciation. The balanced fund seeks a maximum total return consisting of capital appreciation and current income.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUNDS......................................................................4

         Investment Objectives.................................................4
         Principal Investment Strategies.......................................5
              The Brown Capital Management Equity Fund.........................5
              The Brown Capital Management Small Company Fund..................7
              The Brown Capital Management International Equity Fund...........9
              The Brown Capital Management Balanced Fund......................11
         Principal Risks Of Investing In The Funds............................12
              All Funds.......................................................12
              Fund Specific Risk Factors......................................13
         Bar Charts And Performance Tables....................................17
         Fees And Expenses Of The Funds.......................................22

MANAGEMENT OF THE FUNDS.......................................................24

         The Investment Advisor...............................................24
         The Administrator....................................................28
         The Transfer Agent...................................................28
         The Distributor......................................................28

INVESTING IN THE FUNDS........................................................29

         Minimum Investment...................................................29
         Purchase And Redemption Price........................................29
         Purchasing Shares....................................................30
         Redeeming Your Shares................................................32

OTHER IMPORTANT INVESTMENT INFORMATION........................................35

         Dividends, Distributions, And Taxes..................................35
         Financial Highlights.................................................36
         Additional Information.......................................Back Cover







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THE FUNDS






INVESTMENT OBJECTIVES



The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. Each of the Funds is a diversified series of The Nottingham Investment Trust II ("Trust").

Principal Investment Strategy

The Brown Capital Management Equity Fund


Goal
The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that Brown Capital Management, Inc. ("Advisor") believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                % of Total Assets
                                                -----------------
         Equity securities                          80 - 99%
         Money market instruments                    1 - 20%


This investment policy may be changed without shareholder approval.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Equity Fund's assets in these investments. Since investment companies investing in other investment companies

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pay management fees and other expenses  relating to those investment  companies, shareholders of the Equity Fund would indirectly pay both the Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Equity Fund's assets inveted in such investment companies. To the extent the Equity Fund is invested in short-term investments, it will not be
pursuing   and  may  not  achieve  its   investment   objective.   Under  normal
circumstances, however, the Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for
anticipated  purchases  of  portfolio  securities,   to  allow  for  shareholder
redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal
The Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy
The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

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The Advisor  identifies small companies with the potential to become  successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                % of Total Assets
                                                -----------------
         Equity securities                          80 - 99%
         Money market instruments                    1 - 20%

This investment policy may be changed without shareholder approval.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Small Company Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Small Company Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Small Company Fund would indirectly pay both the Small Company Fund's expenses and the expenses relating to those other investment companies with respect to the Small Company Fund's assets invested in such investment companies. To the extent the Small Company Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Small Company Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

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Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
The Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that includes:

o relative valuation within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no individual country will represent more than 25% at cost of the International Equity Fund's total assets;
o no more than 15% at cost of the International Equity Fund's total assets will be invested in emerging market securities;
o no individual industry will represent more than 20% at cost of the International Equity Fund's total assets; and
o no individual security will represent more than 5% at cost of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                % of Total Assets
                                                -----------------
         Equity securities                          80 - 99%
         Money market instruments                    1 - 20%

This investment policy may be changed without shareholder approval.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the International Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the International Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the International Equity Fund would indirectly pay both the International Equity Fund's expenses and the expenses relating to those other investment companies with respect to the International Equity Fund's assets invested in such investment companies. The International Equity Fund may also invest in securities of any kind including securities traded primarily in U. S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. To the extent the International Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the International Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

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Principal Investment Strategy

The Brown Capital Management Balanced Fund

Goal
The Brown Capital Management Balanced Fund ("Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to the Advisor's judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy
Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described above for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines the following:

     o spread relationships between quality grades in determining the quality distribution; and
     o expected trends in inflation and interest rates in structuring the maturity distribution.

o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                % of Total Assets
                                                -----------------
         Equity securities                          25 - 75%
         Fixed income securities and                25 - 75%
            money market instruments

This investment policy may be changed without shareholder approval.

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As a  temporary  defensive  measure in  response  to adverse  market,  economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Balanced Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Balanced Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Balanced Fund would indirectly pay both the Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Equity Fund's assets inveted in such investment companies. To the extent the Equity Fund is invested in short-term investments, it will not be
pursuing   and  may  not  achieve  its   investment   objective.   Under  normal
circumstances, however, the Balanced Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their objectives.

     Market Risk. The Funds will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

     Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Funds to achieve their investment objectives.

     Market Sector Risk. The percentage of the Funds' assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Funds' performance.

     Equity Securities Risk. To the extent that the majority of a fund's portfolio consists of common stocks, it is expected that the fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

     Portfolio Turnover Risk. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Funds' performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Funds' portfolio turnover rates for prior periods.

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Fund Specific Risk Factors

Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Company Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack of management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.



International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging

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     markets  countries  may be  affected  by national  policies  that  restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make
     investments   relatively   illiquid  and  potentially  more  volatile  than
     investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

     Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a transitional period, the Euro will coexist with each participating state's currency and the Euro will eventually become the sole currency of the participating state. The introduction of the Euro is resulting in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro. Participating countries in the EMU can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities.

     The consequences of the full Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the full Euro implementation plan. There are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to the EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the full Euro conversion does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

     Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

     Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.



Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Balanced Fund's income may be reduced and if the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Balanced Fund's shares may be reduced. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities in the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment- grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

BAR CHARTS AND PERFORMANCE TABLES













The bar charts shown below provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Funds' performance from year to year. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables shown below provide an indication of the risks of investing in the Funds by showing how the Funds' average annual total returns for one year, five years, and since inception, as applicable, compare to those of broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Equity Fund

[BAR CHART HERE]


                              CALENDAR YEAR RETURNS

                                  1993 -   6.81%
                                  1994 -  -0.75%
                                  1995 -  32.04%
                                  1996 -  19.04%
                                  1997 -  22.65%
                                  1998 -  29.15%
                                  1999 -   7.82%
                                  2000 -   0.48%
                                  2001 - -18.24%


o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quarter ended December 31, 1998).
o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (19.95)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (17.05)% (quarter ended June 30, 2002).

--------------------------------------------------- ----------- ---------- -------------
  Average Annual Total Return                         Past 1     Past 5        Since
  Period Ended December 31, 2001                       Year       Years      Inception*
--------------------------------------------------- ----------- ---------- -------------
Equity Fund
   Before taxes                                       (18.24)%     7.01%      10.81%
   After taxes on distributions                       (18.27)%     5.66%       9.80%
   After taxes on distributions and sale of shares    (11.08)%     5.75%       9.10%
--------------------------------------------------- ----------- ---------- -------------
S&P 500 Total Return Index **                         (11.89)%    10.70%      13.74%
--------------------------------------------------- ----------- ---------- -------------

 *September 30, 1992
**The S&P 500 Total Return Index is the Standard & Poor's  Composite Index of
  500 stocks and is a widely recognized unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

Small Company Fund

[BAR CHART HERE]

                              CALENDAR YEAR RETURNS

                                  1993 -   5.74%
                                  1994 -   4.76%
                                  1995 -  33.96%
                                  1996 -  17.08%
                                  1997 -  15.78%
                                  1998 -  18.39%
                                  1999 -  44.02%
                                  2000 -  15.30%
                                  2001 - -13.33%

o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 39.72% (quarter ended December 31, 2001).
o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (22.32)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (25.62)% (quarter ended June 30, 2002).

--------------------------------------------------- ---------- ---------- ------------
  Average Annual Total Return                         Past 1     Past 5      Since
  Period Ended December 31, 2001                       Year       Years     Inception*
--------------------------------------------------- ---------- ---------- ------------
Small Company Fund
   Before taxes                                       13.33%     20.87%      18.12%
   After taxes on distributions                       13.19%     20.04%      17.10%
   After taxes on distributions and sale of shares     8.25%     17.51%      15.36%
---------------------------------------------------- --------- ---------- ------------
Russell 2000 Index **                                  2.63%      7.63%      10.37%
---------------------------------------------------- --------- ---------- ------------

 * December 31, 1992
** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

International Equity Fund


[BAR CHART HERE]

                              CALENDAR YEAR RETURNS

                                  2000 -  -0.11%
                                  2001 - -16.38%

o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 12.90% (quarter ended December 31, 2001).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was (19.44)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (7.48)% (quarter ended June 30, 2002).


--------------------------------------------------- ----------  -------------
  Average Annual Total Return                         Past 1        Since
  Period Ended December 31, 2001                       Year       Inception*
--------------------------------------------------- ----------  -------------
International Equity Fund
   Before taxes                                      (16.38)%      (2.38)%
   After taxes on distributions                      (16.45)%      (2.82)%
   After taxes on distributions and sale of shares    (9.97)%      (2.08)%
-------------------------------------------------- ----------- -------------
MSCI EAFE International Index**                      (22.61)%      (7.07)%
-------------------------------------------------- ------------ -------------
MSCI All Country World Free EX USA Index**           (20.98)%      (6.58)%
-------------------------------------------------- ------------ -------------

* May 28, 1999 (commencement of operations of the International Equity Fund) ** The MSCI EAFE International Index is the Morgan Stanley Capital
   International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East. The MSCI All Country World Free EX USA Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower.

Balanced Fund

[BAR CHART HERE]

                              CALENDAR YEAR RETURNS

                                  1993 -   9.75%
                                  1994 -  -1.22%
                                  1995 -  29.75%
                                  1996 -  13.84%
                                  1997 -  18.87%
                                  1998 -  24.40%
                                  1999 -   5.27%
                                  2000 -   1.04%
                                  2001 - -11.91%


o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).
o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (13.80)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (12.49)% (quarter ended June 30, 2002).

--------------------------------------------------- ---------- ---------- -------------
  Average Annual Total Return                         Past 1     Past 5       Since
  Period Ended December 31, 2001                       Year       Years     Inception*
--------------------------------------------------- ---------- ---------- -------------
Balanced Fund
   Before taxes                                      (11.91)%     6.74%       9.65%
   After taxes on distributions                      (12.29)%     5.41%       8.26%
   After taxes on distributions and sale of shares    (7.26)%     5.25%       7.66%
--------------------------------------------------- ---------- ---------- -------------
Benchmark of 75% S&P 500 Total Return Index / 25%
Lehman Government & Corporate Bond Index**            (9.16)%    10.12%      12.36%
--------------------------------------------------- ---------- ---------- -------------

 *September 30, 1992
**The S&P 500 Total Return Index is the Standard & Poor's  Composite Index of
  500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price) ..................................None
Redemption Fee
    (as a percentage of amount redeemed).................................None


Annual Fund Operating Expenses For Institutional Shares (expenses that are deducted from fund assets)

                                                            Small             International
                                                Equity     Company   Balanced     Equity
                                                ------     -------   --------     ------
Management Fees.................................0.65%       1.00%      0.65%      1.00%
Distribution and/or Service (12b-1) Fees.........None        None       None       None
Other Expenses..................................1.10%       0.24%      1.06%      2.55%
                                                -----       -----      -----      -----
Total Annual Fund Operating Expenses............1.75%*      1.24%*     1.71%*     3.55%*
      Fee Waivers and/or Expense Reimbursements(0.55%)      0.00%     (0.51%)    (1.55%)
                                                -----       -----      -----      -----
         Net Expenses...........................1.20%       1.24%      1.20%      2.00%
                                                =====       =====      =====      =====


 * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by each of the Funds for the fiscal year ended March 31, 2002. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund, respectively, for the fiscal year to end March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Funds. See the "Management of the Funds - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in one or more of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

  ---------------------- ---------- ----------- ----------- -------------
          Fund             1 Year     3 Years     5 Years     10 Years
  ---------------------- ---------- ----------- ----------- -------------
          Equity            $122       $497        $897        $2,017
  ---------------------- ---------- ----------- ----------- -------------
       Small Company        $126       $393        $681        $1,500
  ---------------------- ---------- ----------- ----------- -------------
   International Equity     $203       $945       $1,709       $3,717
  ---------------------- ---------- ----------- ----------- -------------
         Balanced           $122       $489        $880        $1,977
  ---------------------- ---------- ----------- ----------- -------------

MANAGEMENT OF THE FUNDS











THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $5 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

-------------------- ------------------ -------------------------------------------
                     Portfolio Manager
        Fund(s)                                      Work Experience
-------------------- ------------------ -------------------------------------------
Equity Fund and      Management         The two  funds are  managed  by a team led
Balanced Fund        Team led by        by Eddie C. Brown.  Mr.  Brown is founder,
                     Eddie C. Brown     President and  controlling  shareholder of
                                        the  Advisor.  Mr. Brown has been with the
                                        Advisor   since  its  inception  in  1983.
                                        Theodore  M.  Alexander  III,   Calvin  H.
                                        Baker,  Maurice L.  Haywood and Stephon A.
                                        Jackson  work  together  with Mr. Brown in
                                        the  management  of  the  two  funds.  Mr.
                                        Alexander,  Vice  President  and Portfolio
                                        Manager/Analyst,  joined  the  Advisor  in
                                        October   1995.   Prior   to   this,   Mr.
                                        Alexander  was  a  Securities  Analyst  at
                                        Legg Mason Wood  Walker  from June 1994 to
                                        October  1995.  From June 1990 to  January
                                        1994,  Mr.   Alexander  was  a  Securities
                                        Analyst  at Alex  Brown & Sons,  Inc.  Mr.
                                        Baker,   Vice   President   and  Portfolio
                                        Manager/Analyst,  joined  the  Advisor  in
                                        August  2000.  Prior  to this,  Mr.  Baker
                                        was   a   Financial   Executive   at   the
                                        Wisconsin    Energy    Corporation    from
                                        September 1991   to   June   2000.    From
                                        September 1988 to July 1991 he also served
                                        as a Financial Executive    at    Economic
                                        Development   Corporation.   Mr.  Haywood,
                                        Portfolio  Manager,  joined the Advisor in
                                        February   2000.   Prior  to   this,   Mr.
                                        Haywood  was  a  Partner  and   Investment
                                        Analyst  at  Holland  Capital   Management
                                        from November  1993 to January 2000.  From
                                        August 1987 to November  1993, Mr. Haywood
                                        was an Assistant  Vice  President at First
                                        National  Bank of  Chicago.  Mr.  Jackson,
                                        Vice      President      and     Portfolio
                                        Manager/Analyst   joined  the  Advisor  in
                                        July  1997.  Prior  to this,  Mr.  Jackson
                                        was   Portfolio   Manager/   Director   of
                                        Research  at NCM Capital  Management  from
                                        March 1994 to June  1997.  From March 1993
                                        to March 1994,  Mr. Jackson was an Analyst
                                        at Putnam Investments.
-------------------- ------------------ -------------------------------------------
Small Company Fund   Management Team    Mr.  Lee is a Senior  Vice  President  and
                     led by Keith A.    has  been  a  portfolio   manager  of  the
                     Lee                Advisor  since  1991.  Prior to this,  Mr.
                                        Lee  was  a  Vice   President   at   Nexus
                                        Consulting  from June  1990 to June  1991.
                                        From November  1987 to July 1988,  Mr. Lee
                                        was  an  Investment  Representative  at BT
                                        Alex  Brown.  Mr. Lee works with Robert E.
                                        Hall,  Kempton  Ingersol,   and  Eddie  C.
                                        Brown in the  management of the fund.  Mr.
                                        Hall,  Senior Vice President and Portfolio
                                        Manager/Analyst,  joined  the  Advisor  in
                                        September  1993.  Prior to this,  Mr. Hall
                                        was   an   Investment   Advisor   at   the
                                        Investment   Center  from  March  1990  to
                                        August  1993.  From April 1983 to December
                                        1989,   Mr.   Hall  was  an  Advisor   and
                                        Portfolio   Manager  for  Emerging  Growth
                                        Partners.    Mr.    Ingersol,    Portfolio





                                       26

                                        Manager/Analyst,  joined  the  Advisor  in
                                        March  1999,  but  started in his  current
                                        role in  November  2000.  From  March 1999
                                        through  October 2000, Mr. Ingersol served
                                        as Brown  Capital  Management's  Marketing
                                        Director  in the  Texas  Region.  Prior to
                                        that, he was an Investment  Banker at both
                                        Dain  Rauscher  Incorporated  and  Grigsby
                                        Brandford  &  Company  from  June  1997 to
                                        March  1999 and April  1994 to June  1997,
                                        respectively.
-------------------- ------------------ -------------------------------------------
International Equity Management Team    Mr.  Ramos has been Vice  President of the
Fund                 led by Eddie       Advisor  since  December  1998.  Mr. Ramos
                                        works with  Edwin Lugo and  Eddie C. Brown
                                        in the management of the fund. Previously,
                                        Mr. Ramos  was Vice President at Templeton
                                        Investment   Counsel  from  July   1993 to
                                        November   1998.   Mr.   Lugo,   Portfolio
                                        Manager/Analyst,  join  the   Advisor   in
                                        February  2002.  Formerly,  Mr.  Lugo  was
                                        a Vice President  at Templeton  Investment
                                        Counsel from July 1996 to February 2002.
-------------------- ------------------ -------------------------------------------

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

      Equity Fund and Balanced Fund:
      0.65% of the first $100 million
      0.50% on all assets over $100 million

      Small Company Fund:
      1.00% on all assets

      International Equity Fund:
      1.00% of the first $100 million
      0.75% on all assets over $100 million

During the Funds' last fiscal year, fiscal year ended March 31, 2002, the Advisor waived a portion of the advisory fees for the Equity Fund and the Balanced Fund and all of its fees for the International Equity Fund. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                            Fees Paid to the Advisor
                Fund                        as a Percentage of Assets
                ----                        -------------------------

            Equity Fund                              0.12%
            Small Company Fund                       1.00%
            International Equity Fund                0.00%
            Balanced Fund                            0.14%

Expense Limitation Agreement. In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement with the Trust, with respect to each of the Funds ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor or the Trust under certain conditions as described in the Expense Limitation Agreement.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits stated above. Consequently, no reimbursement by any of the Funds will be made unless:
(i) the particular fund's assets exceed $20 million; (ii) the particular fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Funds as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of services to the Funds, and provides the Funds with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus entitled "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. The Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS


MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh
Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Funds' net asset values per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing each of the Funds' total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Funds' remaining shareholders to make payment in cash, each of the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, accepts the order. Investors may also be charged a fee if they effect transactions through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular fund(s), Administrator, and Transfer Agent. The particular fund(s) will charge a $20 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

               Brown Capital Management Funds
               [Name of Fund]
               Institutional Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to investment may cause a delay in processing your
request.   Additionally,   please  have  your  bank  use  the   following   wire
instructions:

                First Union National Bank of North Carolina
                Charlotte, North Carolina
                ABA # 053000219
                For credit to either: (please specify)

                     The Brown Capital Management Equity Fund
                         Account # 2000000861768
                     The Brown Capital Management Small Company Fund
                         Account # 2000000861904
                     The Brown Capital Management International Equity Fund
                         Account # 2000001293296
                     The Brown Capital Management Balanced Fund
                         Account # 2000000861917

                For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

               Brown Capital Management Funds
               [Name of Fund]
               Institutional Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) Designation of Institutional Shares and name of fund (Equity Fund, Balanced Fund, Small Company Fund, or International Equity Fund),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. The Fund's custodian currently charges the particular fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.



OTHER IMPORTANT
INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and gains to their shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their fund shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distributions resulting from such gains will be considered ordinary income for federal tax purposes.

If a fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried
individuals   (presently  30%  for  2002)  for  all  distributions   payable  to
shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Funds may be credited against a shareholder's U.S. federal income tax liability.




FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand each of the Funds' financial performance for the previous five fiscal years for the Equity Fund, the Small Company Fund, and the Balanced Fund and since inception of the International Equity Fund. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such years are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.

THE BROWN CAPITAL MANAGEMENT EQUITY FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)



                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     18.49    $     24.26    $     23.24    $     21.87    $     16.61

      (Loss) income from investment operations
           Net investment loss ..........................        (0.07)         (0.07)         (0.09)         (0.08)         (0.03)
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.66)         (3.67)          3.13           2.14           7.31
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.73)         (3.74)          3.04           2.06           7.28
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.03)         (2.03)         (2.02)         (0.69)         (1.98)
           Distributions in excess of net realized gains          0.00           0.00           0.00           0.00          (0.04)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.03)         (2.03)         (2.02)         (0.69)         (2.02)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $     17.73    $     18.49    $     24.26    $     23.24    $     21.87
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (3.97)%       (16.85)%        13.41 %         9.34 %        44.68 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $14,249,395    $10,722,281    $10,394,193    $ 9,822,169    $ 8,149,770
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.75 %         1.75 %         1.75 %         1.88 %         1.98 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.01)%        (0.93)%        (0.95)%        (1.07)%        (0.94)%
           After expense reimbursements and waived fees          (0.46)%        (0.37)%        (0.40)%        (0.39)%        (0.16)%

      Portfolio turnover rate ...........................        34.62 %        57.18 %        52.09 %        67.43 %        38.42 %



THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                           Year ended     Year ended     Year ended     Year ended     Year ended
                                                            March 31,      March 31,      March 31,      March 31,      March 31,
                                                              2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .....................  $      27.15   $      32.43   $      19.48   $      21.02   $      15.01

      Income (loss) from investment operations
           Net investment loss .........................         (0.17)         (0.04)         (0.18)         (0.12)         (0.11)
           Net realized and unrealized gain (loss)
               on investments ..........................          7.16          (3.43)         15.25          (1.19)          6.36
                                                          ------------   ------------   ------------   ------------   ------------

               Total from investment operations ........          6.99          (3.47)         15.07          (1.31)          6.25
                                                          ------------   ------------   ------------   ------------   ------------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.22)         (1.81)         (2.12)         (0.23)         (0.24)
                                                          ------------   ------------   ------------   ------------   ------------

Net asset value, end of year ...........................  $      33.92   $      27.15   $      32.43   $      19.48   $      21.02
                                                          ============   ============   ============   ============   ============

Total return ...........................................         25.72 %       (11.29)%        78.85 %        (6.27)%        41.84 %
                                                          ============   ============   ============   ============   ============

Ratios/supplemental data
      Net assets, end of year ..........................  $412,693,600   $138,682,168   $ 61,019,633   $ 24,077,585   $ 11,565,944
                                                          ============   ============   ============   ============   ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.24 %         1.35 %         1.48 %         1.85 %         2.05 %
           After expense reimbursements and waived fees           1.24 %         1.35 %         1.43 %         1.50 %         1.50 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (0.83)%        (0.23)%        (0.99)%        (1.33)%        (1.23)%
           After expense reimbursements and waived fees          (0.83)%        (0.23)%        (0.94)%        (0.98)%        (0.68)%

      Portfolio turnover rate ..........................          7.34 %         7.57 %        28.26 %        29.45 %        11.64 %




THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND


Institutional Shares
(For a Share Outstanding Throughout the Period)



------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year ended          Year ended          Year ended
                                                                              March 31,           March 31,           March 31,
                                                                                2002                2001              2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................    $     9.71          $    11.83          $    10.00

      (Loss) income from investment operations
           Net investment income ........................................          0.05                0.03                0.02
           Net realized and unrealized (loss) gain on investments .......         (0.68)              (1.83)               1.83
                                                                             ----------          ----------          ----------

               Total from investment operations .........................         (0.63)              (1.80)               1.85
                                                                             ----------          ----------          ----------

      Distributions to shareholders from
           Net investment income ........................................         (0.02)              (0.02)              (0.02)
           Tax return of capital ........................................         (0.02)               0.00                0.00
           Net realized gain from investment transactions ...............          0.00               (0.30)               0.00
                                                                             ----------          ----------          ----------

               Total distributions ......................................         (0.04)              (0.32)              (0.02)
                                                                             ----------          ----------          ----------

Net asset value, end of period ..........................................    $     9.04          $     9.71          $    11.83
                                                                             ==========          ==========          ==========

Total return ............................................................         (6.46)%            (15.67)%             18.56 %(b)
                                                                             ==========          ==========          ==========

Ratios/supplemental data
      Net assets, end of period .........................................    $6,209,408          $2,699,045          $1,647,537
                                                                             ==========          ==========          ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ................          3.55 %              6.26 %              9.23 %(c)
           After expense reimbursements and waived fees .................          2.00 %              2.00 %              2.00 %(c)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ................         (0.86)%             (3.95)%             (7.11)%(c)
           After expense reimbursements and waived fees .................          0.69 %              0.30 %              0.12 %(c)

      Portfolio turnover rate ...........................................          5.90 %             14.85 %             23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) Not annualized.
(c) Annualized.

THE BROWN CAPITAL MANAGEMENT BALANCED FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     15.61    $     18.20    $     17.78    $     16.83    $     13.60

      (Loss) income from investment operations
           Net investment income ........................         0.15           0.16           0.10           0.13           0.17
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.49)         (2.04)          1.34           1.39           4.65
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.34)         (1.88)          1.44           1.52           4.82
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net investment income ........................        (0.15)         (0.16)         (0.10)         (0.13)         (0.17)
           Net realized gain from investment transactions        (0.00)         (0.55)         (0.92)         (0.44)         (1.42)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.15)         (0.71)         (1.02)         (0.57)         (1.59)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................    $   15.12    $     15.61    $     18.20    $     17.78    $     16.83
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (2.15)%       (10.69)%         8.22 %         8.99 %        36.19 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $13,580,462    $13,398,525    $14,278,472    $ 9,602,904    $ 6,077,737
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.71 %         1.54 %         1.59 %         2.11 %         2.22 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees          0.48 %         0.59 %         0.21 %        (0.17)%         0.05 %
           After expense reimbursements and waived fees           0.99 %         0.92 %         0.60 %         0.74 %         1.08 %

      Portfolio turnover rate ...........................        27.95 %        46.05 %        45.01 %        58.38 %        33.54 %



The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting the Funds at:

Documented:

Brown Capital Management Funds               Internet:
Institutional Shares
c/o NC Shareholder Services                  www.browncapital.com
The Nottingham Company
116 South Franklin Street                    E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365       Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199



                                               [Company Logo]

                       STATEMENT OF ADDITIONAL INFORMATION

                               CAPITAL VALUE FUND

                                  July 29, 2002

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863







                                Table of Contents
                                -----------------

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................4
PORTFOLIO TRANSACTIONS.........................................................5
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................7
DESCRIPTION OF THE TRUST.......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................11
SPECIAL SHAREHOLDER SERVICES..................................................17
ADDITIONAL INFORMATION ON PERFORMANCE.........................................20
FINANCIAL STATEMENTS..........................................................22
APPENDIX A - DESCRIPTION OF RATINGS...........................................23










This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses relating to the Capital Value Fund's ("Fund") Investor Class Shares and T Shares, each dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectuses for the Investor Class Shares and T Shares classes of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations November 16, 1990 as an open-end diversified management investment company and is a separate series of The Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Equity Securities. In determining whether a common stock is a strong candidate for inclusion in the portfolio, Capital Investment Counsel, Inc. ("Advisor"), the Fund's investment advisor, may consider, in addition to the factors listed in the Prospectuses under "Principal Investment Strategies", such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated one of the top two rating categories by Moody's, S&P, Fitch or D&P or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the Trust's officers or Trustees or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, warrants, commodities contracts, futures contracts or related options;

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11)     Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities;

(13)     Invest in restricted securities;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Invest more than 10% of the Fund's total assets in foreign securities, including sponsored American Depository Receipts.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Due to market conditions the Fund's portfolio turnover rate was significantly lower this past fiscal year than the previous fiscal year.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2002, 2001, and 2000, the total dollar amounts of brokerage commissions paid by the Fund were $8,497, $38,234, and $22,932, respectively. For the fiscal years ended March 31, 2002 and 2001, the Distributor received all of the commissions that were paid during such years. For the fiscal year ended March 31, 2000, the Distributor received $320 of those commissions; and transactions in which the Fund used the Distributor as broker involved 1% of the aggregate dollar amount of transactions involving the payment of commissions and 1% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 2000. The decrease in brokerage commissions for the fiscal year ended March 31, 2002 was primarily due to decreased portfolio trading and turnover.


                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2002, 2001, and 2000, the total expenses of the Fund were $270,515, $287,608, and $249,238, respectively. No T Shares of the Fund were issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value for the T Shares class, and net asset value plus a sales charge for Investor Class Shares of the Fund. Capital Investment Group, Inc. ("Distributor"), an affiliate of the Advisor, receives the sales charge of the Investor Class Shares as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Class Shares, along with the information on current purchases, rights of accumulation, and letters of intent, if applicable. See "Your Investment in the Fund" section in the Prospectuses for more detailed information.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Investor Class Shares and T Shares classes of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Distribution of the Fund's Shares" in the Prospectuses). Under the Plan, the Fund may expend up to 0.50% of the Investor Class Shares' average daily net assets and 0.75% of the T Shares' average daily net assets annually to finance any activity which is primarily intended to result in the sale of those classes of the Fund and the servicing of shareholder accounts, provided the Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as servicing fees to any person who sells Investor Class Shares or T Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund and each class of shares include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares or T Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and T Shares.

The Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares and T Shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and T Shares classes of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and T Shares classes of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and T Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and T Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares or T Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plans. The Plan and the Distribution Agreement for each class of shares may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the class of shares affected by such termination. Any amendment materially increasing the maximum percentage payable under the Plan applicable to a specific class of shares must likewise be approved by a majority vote of that class of shares, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended March 31, 2002, the Fund incurred $54,498 in costs connected with the Plan for the Investor Class Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Class Shares. The T Shares were not offered to the public during any portion of the fiscal year ended March 31, 2002.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Your Investment in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                                              TRUSTEES

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                            Position(s)   Length                                           Complex
     Name, Address,          held with    of Time        Principal Occupation(s)         Overseen by   Other Directorships Held by
         And Age            Fund/Trust    Served           During Past 5 Years             Trustee               Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                        Independent Trustees
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Jack E. Brinson, 69        Trustee,      Since     Retired; Previously, President of          7       Independent Trustee of the
                           Chairman      1990      Brinson Investment  Co.(personal                   following: Gardner Lewis
                                                   investments) and President of                      Investment Trust for the
                                                   Brinson Chevrolet, Inc. (auto                      three series of that trust;
                                                   dealership)                                        New Providence Investment
                                                                                                      Trust for the one series of
                                                                                                      that trust; Hillman Capital
                                                                                                      Management Investment Trust
                                                                                                      for the two series of that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for the one series of that
                                                                                                      trust (all registered
                                                                                                      investment companies)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
J. Buckley Strandberg, 42  Trustee       Since     President of Standard Insurance and        7        None
                                         1991      Realty (insurance and property
                                                   management)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                         Interested Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Keith A. Lee, 42           Trustee and   Trustee   Senior Vice President of Brown             7       None
1201 N. Calvert Street     Vice          since     Capital Management, Inc. (advisor of
Baltimore, Maryland 21202  President,    2002;     the Brown Capital Management Funds)
                           Brown Capital Vice      and Vice President of the Brown
                           Management    President Capital Management Funds, and Trustee
                           Funds         since
                                         1992
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Basis of Interestedness.  Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management,  Inc., the advisor of The Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                           OTHER OFFICERS
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Eddie C. Brown, 61         President,    Since     President  of Brown  Capital              n/a                     n/a
1201 N. Calvert Street     Brown         1992      Management, Inc.; Trustee of the
Baltimore, Maryland 21202  Capital                 Trust from 1992 until June, 2002
                           Management
                           Funds
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Richard K. Bryant, 42      President,    Since     President of Capital Investment           n/a                     n/a
Post Office Box 32249      Capital       1990      Group, Inc. (distributor of  the
Raleigh, North Carolina    Value Fund              Fund); Vice President of Capital
27622                                              Investment Counsel, Inc. (advisor
                                                   of the Fund);President of
                                                   Capital Investment Brokerage, Inc.
                                                   (broker/dealer firm);   and
                                                   President of  Capital Value Fund;
                                                   previously,  Trustee of the Trust
                                                   from 1990 until June, 2002
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Elmer O. Edgerton, Jr., 59 Vice          Since     President of Capital Investment           n/a                     n/a
Post Office Box  32249     President,    1990      Counsel, Raleigh,  North Carolina;
Raleigh, North Carolina    Capital                 Vice President of Capital Investment
 27622                     Value Fund              Group, Raleigh, North Carolina;
                                                   Vice President of Capital
                                                   Investment Brokerage, Inc.
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------

                                       12

-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
John M. Friedman, 58       Vice          Since     Partner  and  Portfolio  Manager  of      n/a                     n/a
75 Fourteenth Street       President,    1992      EARNEST  Partners Limited, LLC
Suite 2300                 EARNEST                 (advisor  of  the  EARNEST Partners
Atlanta, GA  30309         Partners                Fixed Income Trust) since  1999;
                           Fixed Income            previously, Vice President of
                           Trust                   Investek Capital  Management, Inc.,
                                                   Jackson,  Mississippi (former
                                                   advisor  of  the EARNEST Partners
                                                   Fixed Income Trust)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
R. Mark Fields, 49         Vice          Since     Partner of EARNEST Partners               n/a                     n/a
119 S. President Street    President,    1992      Limited, LLC, since 1999;
2nd Floor                  EARNEST                 previously, Vice President of
Jackson, MS 39201          Partners                Investek Capital Management, Inc.,
                           Fixed Income            Jackson, Mississippi
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Douglas S. Folk, 41        Vice          Since     Partner and Portfolio  Manager of         n/a                     n/a
75 Fourteenth Street       President,    1998      EARNEST  Partners Limited, LLC,
Suite 2300                 EARNEST                 since 1999; Vice President of
Atlanta, GA  30309         Partners                Investek Capital Investment, Inc.,
                           Fixed Income            Jackson, Mississippi, 1996 to 1999
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Michael T. McRee, 58       President,    Since     Partner and Manager of EARNEST            n/a                     n/a
119 S. President Street    EARNEST       1992      Partners Limited, LLC, since 1999;
2nd Floor                  Partners                previously, President of Investek
Jackson, Mississippi       Fixed Income            Capital Management, Inc. Jackson,
39201                      Trust                   Mississippi; President of Investek
                                                   Timber Management (timber
                                                   management and marketing)
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Wayne F. Wilbanks, 41      President,     Since    President of Wilbanks, Smith  &           n/a                     n/a
150 West Main Street       The WST        1997     Thomas Asset  Management,
Suite 1700                 Growth Fund             LLC (advisor for the WST Growth
Norfolk, Virginia  23510                           Fund),Norfolk, Virginia
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
C. Frank Watson, III, 31   Secretary      Since    President and Chief Operating             n/a                     n/a
                                          1994     Officer (since 1999) of The
                                                   Nottingham Company
                                                   (administrator to the Funds);
                                                   previously, Chief Operating Officer
                                                   of The Nottingham Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Julian G. Winters, 33      Treasurer      Since    Vice President-Compliance                 n/a                     n/a
                                          1998     Administration (since 1998) of The
                                                   Nottingham Company; previously,
                                                   Fund Accountant of The Nottingham
                                                   Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

    Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Fund's last fiscal year.

    Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. Messrs. Brinson and Strandberg are current members of the Nominating Committee. The Nominating Committee met last in April 2002.

Beneficial Equity Ownership Information. The table below shows for each Trustee and the amount of each Fund equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of December 31, 2001. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

  ----------------------------- ------------ -----------------------------
                                   Dollar      Aggregate Dollar Range of
                                  Range of      Equity Securities in All
                                   Equity       Funds Overseen or to be
        Name of Trustee          Securities      Overseen by Trustee in
                                 in the Fund     Family of Investment
                                                      Companies*
  ----------------------------- ------------ -----------------------------
                                INDEPENDENT TRUSTEES
  ----------------------------- ------------ -----------------------------
  Jack E. Brinson                    A                    A
  ----------------------------- ------------ -----------------------------
  J. Buckley Strandberg              A                    B
  ----------------------------- ------------ -----------------------------
                                 INTERESTED TRUSTEE
  ----------------------------- ------------ -----------------------------
  Keith A. Lee                       A                    E
  ----------------------------- ------------ -----------------------------
 *Includes all funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) the investment performance of the Fund; (iii) overall expenses of the Fund; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2002. Each of the Trustees serves as a Trustee to the seven funds of the Trust, including each of the Funds.

                                        Compensation Table

                                                 Pension
                              Aggregate          or Retirement     Estimated
                              Compensation       Benefits Accrued  Annual             Total Compensation
                              from the           As Part of Fund   Benefits Upon      fromthe Fund and
Name of Person, Position      Fund               Expenses          Retirement         Trust Paid to Trustees
-------------------------------------------------------------------------------------------------------------
                                        Independent Trustees
-------------------------------------------------------------------------------------------------------------
Jack E.Brinson, Trustee        $1,286                None             None                 $9,000
-------------------------------------------------------------------------------------------------------------
J. Buckley Strandberg, Trustee $1,136                None             None                 $7,950
-------------------------------------------------------------------------------------------------------------
                                        Interested Trustee
-------------------------------------------------------------------------------------------------------------
Keith A. Lee, Trustee           None                 None             None                  None
-------------------------------------------------------------------------------------------------------------

Principal Holders of Voting Securities. As of July 9, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Investor Class Shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 9, 2002. No T Shares had been issued as of July 9, 2002.

   Name and Address of           Amount and Nature of
   Beneficial Owner              Beneficial Ownership                 Percent
   ----------------              --------------------                 -------

                              INVESTOR CLASS SHARES

Sterne Agee & Leach, Inc.*        70,673.223 shares                   13.333%
A/C 1946-6501
813 Shades Creek Parkway
Suite 100B
Birmingham, AL  35209

Sterne Agee & Leach, Inc.**       47,719.297 shares                    9.003%
SAL A/C  1936-5905
813 Shades Creek Parkway
Suite 100B
Birmingham, AL  35209

 *These shares are held for Olcoba Company which holds such shares as trustee for Bryant Electric Supply, Inc 401(k)/Profit Sharing Trust, Bryant Supply Company, Inc. 401(k)/Profit Sharing Trust, and MidSouth Electric Corp. 401(k)/Profit Sharing Trust, all of Post Office Box 1000, Lowell, North Carolina 28098-1000.

**These shares are held for Harry M. Bryant, Post Office Box 940, Lowell, North
  Carolina 28098.


Investment Advisor and Other Service Providers

Investment Advisor. Information about Capital Investment Counsel, Inc. and its duties and compensation as Advisor is contained in the Prospectuses. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. W. Harold Eddins, a Portfolio Manager for the Advisor, and E. O. Edgerton, Jr. (a control person of the Advisor through ownership) are responsible for the day-to-day management of the Fund's portfolio.

The Trust, Advisor, and Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. The method for calculating the fee is based on the relative net assets of the Investor Class Shares and T Shares of the Fund. For the fiscal years ended March 31, 2002, 2001, and 2000, the Fund paid the Advisor advisory fees of $65,398, $86,522, and $76,884, respectively.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.150% of the next $50 million; 0.125% on the next $50 million; and 0.100% of its average daily net assets in excess of $150 million, with a minimum administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for accounting and recordkeeping services for the Fund and $750 for each class of shares beyond the initial class; plus an annual asset-based fee of 0.01% of the average daily net assets of the Fund. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million with a minimum annual fee of $4,800 plus transaction fees. For services to the Fund for the fiscal years ended March 31, 2002, 2001, and 2000, the Administrator received general administration fees of $19,074, $25,236, and $22,424, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,090, $25,441, and $24,000, respectively. In addition, the Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

The Administrator performs the following services for the Fund: (1) procures on behalf of and coordinates with the Fund's custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares. For the fiscal years ended March 31, 2002, 2001, and 2000, the Transfer Agent received $18,000, $12,000, and $9,000, respectively, in such fees.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is an affiliate of the Advisor, and is controlled by Richard K. Bryant, an officer of the Trust and the Advisor and President of the Distributor, and Elmer O. Edgerton, Jr., an officer of the Trust and the Advisor and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal years ended March 31, 2002, 2001, and 2000, the Distributor received aggregate commissions for the sale of Investor Class Shares in the amounts of $5,581, $26,073, and $17,048, respectively, of which the Distributor retained $807, $3,930, and $2,457, respectively, after reallowances to broker-dealers and sales representatives.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal  Counsel.  Parker,   Poe,  Adams &   Bernstein  L.L.P.,  Charlotte,  North
Carolina, serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in each Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                               Capital Value Fund
             [Investor Class Shares] or [T Shares] (please specify)
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table in the Investor Class Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the applicable Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Sales at Net Asset Value. In order to encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical  initial  payment of $1,000 from which
                           the maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the cumulative total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized. The Fund may also quote other average annual total return and cumulative total return information that does not reflect the effects of the sales load.

The average annual total returns before taxes on distributions of the Investor Class Shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were (8.59)%, 7.78%, and 8.64%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns before taxes on distributions for those periods were (5.28)%, 8.55%, and 9.03%, respectively. The cumulative total return before taxes on distributions of the Investor Class Shares of the Fund for the ten-year period ended March 31, 2002 was 129.03%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes on distributions for that period was 137.33%. The average annual total returns after taxes on distributions of the Investor Class Shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were (9.06)%, 5.32%, and 6.57%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions for those periods were (5.76)%, 6.07%, and 6.95%, respectively. The cumulative total return after taxes on distributions of the Investor Class Shares of the Fund for the ten-year period ended March 31, 2002 was 88.91%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions for that period was 95.76%. The average annual total returns after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were (4.77)%, 6.32%, and 6.77%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares for those periods were (2.74)%, 6.97%, and 7.12%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the ten-year period ended March 31, 2002 was 92.59%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of shares for that period was 98.85%. The T Shares of the Fund were not offered during the periods of such performance quotations.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P's and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2002,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds that are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                               CAPITAL VALUE FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II






                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2002






                               INVESTMENT ADVISOR
                        Capital Investment Counsel, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622
                                  919-831-2370


                               CAPITAL VALUE FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Value Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                    (This page was intentionally left blank.)

                               CAPITAL VALUE FUND

                                  May 28, 2002

                               MANAGER'S COMMENTS


     If you had told the average portfolio manager in January of 2001 that in the next year Alan Greenspan would lower interest rates a record twelve times, but the S&P 500 would be substantially lower, he would have thought you were crazy. Truth is stranger than fiction. Our economy was beginning to recover from the excesses of 1999 and 2000 when the terrorist attack of September 11 sent it reeling back to the mat. Only now in the spring of 2002 are we regaining our "economic feet".

     Our focus at the Capital Value Fund has been to weather this perfect storm with a "safety first" portfolio mix. As of the above date, our asset mix is approximately 52% in money market and fixed income instruments. The remaining 48% is invested in common stocks. According to the Morningstar database, the Capital Value Fund has matched the performance of the S&P 500 over the last two years, and is on track to do the same in 2002.^1

    The stock market faces a problem of valuation. While many stocks are down significantly from their one and two year highs, the valuation of these companies is far from cheap. It has been difficult to put money to work in this environment, so we have opted to watch the market's swoon from the safety of cash and bond investments. April and May 2002 have been promising in that many of the stocks we have targeted have begun to move into valuations we feel comfortable buying. Some of our favorite industry sectors include the automobile manufacturers and the financial service industry. The economy is finally moving into the fabled sweet spot with low interest rates coupled with modest yet steady growth. We feel that the economy has turned and over the next two quarters, this improvement should be felt in the earnings of our respective holdings. We anticipate moving more of the fund's assets into the equity sector, and we look forward to writing this letter next year after what we hope is a far better year for stocks.

Hal Eddins
Capital Investment Counsel


1.Source: Morningstar, May 28, 2002


________________________________________________________________________________

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
________________________________________________________________________________

                               CAPITAL VALUE FUND

                     Performance Update - $10,000 Investment

              For the period from March 31, 1992 to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------------------------------
               Capital     60% S&P 500 Total Return Index
                Value         40% Lehman Brothers           S&P 500 Total         Lehman Brothers
                Fund          Aggregate Bond Index          Return Index       Aggregate Bond Index
--------------------------------------------------------------------------------------------------------
 3/31/92       $ 9,650                $10,000                  $10,000               $10,000
 9/30/92        10,042                 10,647                   10,511                10,850
 3/31/93        10,737                 11,445                   11,523                11,329
 9/30/93        11,022                 11,900                   11,878                11,933
 3/31/94        11,225                 11,655                   11,693                11,598
 9/30/94        11,525                 12,009                   12,316                11,548
 3/31/95        12,222                 12,978                   13,513                12,176
 9/30/95        13,627                 14,856                   15,979                13,172
 3/31/96        14,197                 16,106                   17,851                13,490
 9/30/96        14,638                 17,064                   19,228                13,817
 3/31/97        15,202                 18,495                   21,390                14,152
 9/30/97        19,202                 22,267                   27,005                15,159
 3/31/98        20,201                 25,333                   31,656                15,849
 9/30/98        19,657                 24,431                   29,449                16,905
 3/31/99        23,165                 29,251                   37,500                16,877
 9/30/99        23,573                 29,319                   37,637                16,843
 3/31/00        33,979                 33,414                   44,228                17,193
 9/30/00        29,752                 32,790                   42,636                18,020
 3/31/01        24,188                 28,524                   34,641                19,348
 9/30/01        21,229                 26,913                   31,286                20,354
 3/31/02        22,911                 28,988                   34,724                20,382


This graph depicts the performance of Capital Value Fund (the "Fund") versus a combined index of 60% S&P 500 Total Return Index and 40% Lehman Brothers Aggregate Bond Index, the S&P 500 Total Return Index, and the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

    ------------------------------ -------------- ------------ ------------
                                     One Year     Five Years    Ten Years
    ------------------------------ -------------- ------------ ------------
             No Sales Load            (5.28)%        8.55 %        9.03 %
    ------------------------------ -------------- ------------ ------------
       3.50% Maximum Sales Load       (8.59)%        7.78 %        8.64 %
    ------------------------------ -------------- ------------ ------------


>> The graph assumes an initial $10,000 investment at March 31, 1992 ($9,650 after maximum sales load of 3.50%). All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $22,911 - a cumulative total investment return of 129.11% since March 31, 1992. Without the deduction of the 3.50% maximum sales load, the value of the Fund would have increased to $23,742 - a cumulative total investment return of 137.42% since March 31, 1992. The sales load may be reduced or eliminated for larger purchases.

>> At March 31, 2002, the value of a similar investment in a combined index of 60% S&P 500 Total Return Index and 40% Lehman Brothers Aggregate Bond Index would have increased to $28,988 - a cumulative total investment return of 189.88% since March 31, 1992; a similar investment in the S&P 500 Total
     Return Index would have increased to $34,724 - a cumulative total investment return of 247.24% since March 31, 1992; and a similar investment in the Lehman Brothers Aggregate Bond Index would have increased to $20,382
     - a cumulative total investment return of 103.82% since March 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 52.35%

      Auto & Trucks - 5.30%
           DaimlerChrysler AG ....................................................                    2,000               $   90,060
           Ford Motor Company ....................................................                   15,000                  245,400
           General Motors Corporation ............................................                    3,000                  181,350
                                                                                                                          ----------
                                                                                                                             516,810
                                                                                                                          ----------
      Beverages - 1.07%
           The Coca-Cola Company .................................................                    2,000                  104,520
                                                                                                                          ----------

      Commercial Services - 1.85%
        (a)Gartner, Inc. Class A .................................................                   14,000                  180,600
                                                                                                                          ----------

      Computers - 3.74%
           Compaq Computer Corporation ...........................................                   15,000                  156,750
        (a)EMC Corporation .......................................................                   10,000                  119,100
        (a)Sun Microsystems, Inc. ................................................                   10,000                   88,200
                                                                                                                          ----------
                                                                                                                             364,050
                                                                                                                          ----------
      Computer Software & Services - 8.28%
        (a)BEA Systems, Inc. .....................................................                    3,000                   41,130
        (a)Cisco Systems, Inc. ...................................................                   23,000                  389,390
        (a)Citrix Systems, Inc. ..................................................                    4,000                   69,120
        (a)McDATA Corporation ....................................................                      220                    2,611
        (a)Microsoft Corporation .................................................                    1,000                   60,310
        (a)Oracle Corporation ....................................................                   12,000                  153,600
        (a)Parametric Technology Corporation .....................................                   15,000                   90,600
                                                                                                                          ----------
                                                                                                                             806,761
                                                                                                                          ----------
      Electronics - 2.69%
        (a)Altera Corporation ....................................................                    2,000                   43,740
        (a)Flextronics International Ltd. ........................................                    2,000                   36,500
           Hewlett-Packard Company ...............................................                    4,000                   71,760
           Motorola, Inc. ........................................................                    7,000                   98,000
        (a)TriQuint Semiconductor, Inc. ..........................................                    1,000                   12,010
                                                                                                                          ----------
                                                                                                                             262,010
                                                                                                                          ----------
      Electronics - Semiconductor - 1.15%
        (a)Atmel Corporation .....................................................                    2,000                   20,280
        (a)LSI Logic Corporation .................................................                    1,500                   25,515
           Texas Instruments Incorporated ........................................                    2,000                   66,200
                                                                                                                          ----------
                                                                                                                             111,995
                                                                                                                          ----------
      Entertainment - 2.39%
        (a)AOL Time Warner, Inc. .................................................                    4,000                   94,600
           The Walt Disney Company ...............................................                    6,000                  138,600
                                                                                                                          ----------
                                                                                                                             233,200
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Financial - Banks, Money Center - 2.91%
           Bank One Corporation ....................................................                  3,000               $  125,340
           The Bank of New York Company, Inc. ......................................                  2,000                   83,900
           Wachovia Corporation ....................................................                  2,000                   74,160
                                                                                                                          ----------
                                                                                                                             283,400
                                                                                                                          ----------
      Financials - Securities Brokers - 7.45%
        (a)E*TRADE Group, Inc. .....................................................                 20,000                  189,000
           J.P. Morgan Chase & Co. .................................................                  5,000                  178,250
        (a)Knight Trading Group, Inc. ..............................................                  8,000                   57,120
           Lehman Brothers Holdings Inc. ...........................................                  2,000                  129,280
           Morgan Stanley Dean Witter & Co. ........................................                  3,000                  171,960
                                                                                                                          ----------
                                                                                                                             725,610
                                                                                                                          ----------
      Food - Processing - 0.55%
           Campbell Soup Company ...................................................                  2,000                   53,440
                                                                                                                          ----------

      Pharmaceuticals - 0.64%
           Schering-Plough Corporation .............................................                  2,000                   62,600
                                                                                                                          ----------

      Retail - Apparel - 1.47%
           Nordstrom, Inc. .........................................................                  4,000                   98,000
           The Gap, Inc. ...........................................................                  3,000                   45,120
                                                                                                                          ----------
                                                                                                                             143,120
                                                                                                                          ----------
      Retail - Department Stores - 1.89%
           Wal-Mart Stores, Inc. ...................................................                  3,000                  183,840
                                                                                                                          ----------

      Retail - Specialty - 0.74%
           Circuit City Stores, Inc. ...............................................                  4,000                   72,160
                                                                                                                          ----------

      Telecommunications - 4.70%
        (a)ANADIGICS, Inc. .........................................................                  4,000                   49,360
        (a)Avaya Inc. ..............................................................                    541                    3,982
        (a)Lucent Technologies Inc. ................................................                  8,500                   39,950
        (a)Sybase, Inc. ............................................................                  6,592                  114,569
           Verizon Communications Inc. .............................................                  2,440                  112,484
           Telefonaktiebolaget LM Ericsson AB - ADR ................................                 13,000                   54,340
           Nokia Oyj - ADR .........................................................                  4,000                   83,080
                                                                                                                          ----------
                                                                                                                             457,765
                                                                                                                          ----------
      Transportation - Air - 1.71%
        (a)FedEx Corporation .......................................................                  2,000                  116,200
        (a)U.S. Airways Group, Inc. ................................................                  8,000                   50,400
                                                                                                                          ----------
                                                                                                                             166,600
                                                                                                                          ----------



                                                                                                                         (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Trucking & Leasing - 3.51%
        (a)J.B. Hunt Transport Services, Inc. ....................................                    7,100               $  201,853
           Werner Enterprises, Inc. ..............................................                    6,666                  139,653
                                                                                                                          ----------
                                                                                                                             341,506
                                                                                                                          ----------
      Utilities - Telecommunications - 0.31%
           Sprint Corporation ....................................................                    2,000                   30,400
                                                                                                                          ----------

           Total Common Stocks (Cost $6,416,698) ..........................................................                5,100,387
                                                                                                                          ----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             Interest              Maturity
                                                       Principal               Rate                  Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 19.47%

      A T & T Corporation ..........................   $ 50,000               7.500%               06/01/06                   51,188
      A T & T Corporation ..........................     50,000               8.125%               01/15/22                   50,000
      A T & T Corporation ..........................     50,000               8.125%               07/15/24                   49,688
      A T & T Corporation ..........................    100,000               8.625%               12/01/31                  102,625
      American Express Company .....................     50,000               8.625%               05/15/22                   51,773
      Anheuser-Busch Companies, Inc. ...............     25,000               9.000%               12/01/09                   29,000
      Archer Daniels Midland Corporation ...........    100,000               6.250%               05/15/03                  102,643
      Archer Daniels Midland Corporation ...........     25,000               8.875%               04/15/11                   29,181
      BellSouth Telecommunications .................     50,000               6.250%               05/15/03                   51,625
      BellSouth Telecommunications .................     50,000               7.000%               02/01/05                   52,813
      BellSouth Telecommunications .................     25,000               7.875%               08/01/32                   25,531
      BellSouth Telecommunications .................    125,000               6.750%               10/15/33                  119,062
      The Boeing Company ...........................    150,000               8.750%               09/15/31                  175,484
      The Coca-Cola Company ........................     70,000               8.500%               02/01/22                   81,956
      Du Pont (E.I.) De Nemours & Company ..........     50,000               8.125%               03/15/04                   53,829
      Du Pont (E.I.) De Nemours & Company ..........     50,000               7.950%               01/15/23                   50,250
      Duke Energy Corp .............................    100,000               6.750%               08/01/25                   98,500
      General Electric Capital Corporation .........    100,000               8.750%               05/21/07                  113,606
      International Business Machines ..............     50,000               8.375%               11/01/19                   57,625
      Morgan Stanley Group, Inc. ...................     75,000               7.500%               02/01/24                   68,853
      Pacific Bell .................................    100,000               6.250%               03/01/05                  103,306
      United Parcel Service of America .............     50,000               8.375%               04/01/20                   58,500
      US West Communications Group .................     50,000               6.875%               09/15/33                   36,688
      Wachovia Corporation .........................     75,000               6.375%               04/15/03                   76,962
      Wal-Mart Stores, Inc. ........................     25,000               6.500%               06/01/03                   25,875
      Wal-Mart Stores, Inc. ........................    150,000               8.875%               06/29/11                  152,625
      Wal-Mart Stores, Inc. ........................     25,000               8.500%               09/15/24                   27,511
                                                                                                                          ----------

           Total Corporate Obligations (Cost $1,781,969) ..................................................                1,896,699
                                                                                                                          ----------

                                                                                                                         (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 10.49%

      Government and Agency Portfolio - Institutional Class .........................               439,060               $  439,060
      Liquid Assets Portfolio - Institutional Class .................................               439,060                  439,060
   (a)Nasdaq-100 Index Tracking Stock ...............................................                 4,000                  144,280
                                                                                                                          ----------

           Total Investment Companies (Cost $1,024,073) ...................................................                1,022,400
                                                                                                                          ----------

Total Value of Investments (Cost $9,222,740 (b)) ....................................                 82.31%              $8,019,486
Other Assets Less Liabilities .......................................................                 17.69%               1,723,133
                                                                                                     ------               ----------
      Net Assets ....................................................................                100.00%              $9,742,619
                                                                                                     ======               ==========

      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ........................................................................             $ 1,062,532
           Unrealized depreciation ........................................................................              (2,265,786)
                                                                                                                        -----------

                      Net unrealized depreciation .........................................................             $(1,203,254)
                                                                                                                        ===========



      The following acronym is used in this portfolio:

           ADR - American Depository Receipt



















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $9,222,740) .........................................................                $  8,019,486
      Cash ............................................................................................                   1,717,176
      Income receivable ...............................................................................                      40,225
      Receivable for fund shares sold .................................................................                       2,841
      Other assets ....................................................................................                       2,434
                                                                                                                       ------------

           Total assets ...............................................................................                   9,782,162
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      39,543
                                                                                                                       ------------

NET ASSETS
      (applicable to 903,421 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $  9,742,619
                                                                                                                       ============

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
      ($9,742,619 / 903,421 shares) ...................................................................                $      10.78
                                                                                                                       ============

OFFERING PRICE PER INVESTOR CLASS SHARE
      (100 / 96.5 of $10.78) ..........................................................................                $      11.17
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 10,930,234
      Undistributed net realized gain on investments ..................................................                      15,639
      Net unrealized depreciation on investments ......................................................                  (1,203,254)
                                                                                                                       ------------
                                                                                                                       $  9,742,619
                                                                                                                       ============





















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................                $ 165,126
           Dividends .....................................................................................                   72,756
                                                                                                                          ---------

               Total income ..............................................................................                  237,882
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   65,398
           Fund administration fees (note 2) .............................................................                   19,074
           Distribution and service fees (note 3) ........................................................                   54,498
           Custody fees ..................................................................................                    6,881
           Registration and filing administration fees (note 2) ..........................................                    3,669
           Fund accounting fees (note 2) .................................................................                   28,090
           Audit fees ....................................................................................                   17,534
           Legal fees ....................................................................................                   11,591
           Securities pricing fees .......................................................................                    7,431
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                    4,922
           Shareholder servicing expenses ................................................................                    6,554
           Registration and filing expenses ..............................................................                    9,523
           Printing expenses .............................................................................                    7,777
           Trustee fees and meeting expenses .............................................................                    3,993
           Other operating expenses ......................................................................                    5,580
                                                                                                                          ---------

               Total expenses ............................................................................                  270,515
                                                                                                                          ---------

                    Net investment loss ..................................................................                  (32,633)
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                   23,133
      Increase in unrealized depreciation on investments .................................................                 (589,869)
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (566,736)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ......................................                $(599,369)
                                                                                                                          =========










See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

     Operations
         Net investment loss ...................................................................   $   (32,633)         $    (7,885)
         Net realized gain from investment transactions ........................................        23,133            2,905,123
         Decrease in unrealized depreciation on investments ....................................      (589,869)          (7,753,602)
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .............................      (599,369)          (4,856,364)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ........................................      (266,478)          (2,941,713)
                                                                                                   -----------          -----------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a) .......    (1,533,436)           3,452,732
                                                                                                   -----------          -----------

                     Total decrease in net assets ..............................................    (2,399,283)          (4,345,345)

NET ASSETS

     Beginning of year .........................................................................    12,141,902           16,487,247
                                                                                                   -----------          -----------

     End of year ...............................................................................   $ 9,742,619          $12,141,902
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                               Year ended
                                                                   March 31, 2002                           March 31, 2001

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................      42,946          $   481,631              139,269          $ 2,143,224

Shares issued for reinvestment of distributions ........      24,226              266,239              225,075            2,935,575
                                                         -----------          -----------          -----------          -----------

                                                              67,172              747,870              364,344            5,078,799

Shares redeemed ........................................    (202,292)          (2,281,306)            (111,584)          (1,626,067)
                                                         -----------          -----------          -----------          -----------

     Net (decrease) increase ...........................    (135,120)         $(1,533,436)             252,760          $ 3,452,732
                                                         ===========          ===========          ===========          ===========






See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     11.69    $     20.98    $     15.32    $     14.51    $     12.50

      (Loss) income from investment operations
           Net investment (loss) income .................        (0.04)         (0.01)          0.01           0.06           0.13
           Net realized and unrealized (loss) gain on
               investments ..............................        (0.58)         (5.70)          6.99           2.02           3.93
                                                           -----------    -----------    -----------    -----------    -----------
               Total from investment operations .........        (0.62)         (5.71)          7.00           2.08           4.06
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net investment income ........................         0.00           0.00          (0.01)         (0.06)         (0.13)
           Net realized gain from investment transactions        (0.29)         (3.58)         (1.33)         (1.21)         (1.92)
                                                           -----------    -----------    -----------    -----------    -----------
               Total distributions ......................        (0.29)         (3.58)         (1.34)         (1.27)         (2.05)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $     10.78    $     11.69    $     20.98    $     15.32    $     14.51
                                                           ===========    ===========    ===========    ===========    ===========

Total return (a) ........................................        (5.28)%       (28.82)%        46.68 %        14.67 %        32.89 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $ 9,742,619    $12,141,902    $16,487,247    $11,056,274    $ 9,888,068
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          2.48 %         1.99 %         1.95 %         2.15 %         2.12 %
           After expense reimbursements and waived fees           2.48 %         1.99 %         1.95 %         2.15 %         2.12 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees         (0.30)%        (0.05)%         0.06 %         0.40 %         0.91 %
           After expense reimbursements and waived fees          (0.30)%        (0.05)%         0.06 %         0.40 %         0.91 %

      Portfolio turnover rate ...........................        12.57 %        55.35 %        34.93 %        70.65 %        33.50 %


(a)   Total return does not reflect payment of sales charge.


See accompanying notes to financial statements


                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The Capital Value Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

      Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Investor Class Shares of the Fund on June 15, 1995. An additional class of shares, the T Shares, was authorized on September 27, 1999. To date, only Investor Class Shares have been issued by the Fund.
      The T Shares will be sold without a sales charge and will bear distribution and service fees which may not exceed 0.75% of the T Shares' average net assets annually. The Investor Class Shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

      A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

      B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal
            Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

            Net investment income and net realized gains may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

            As a result of the Fund's operating net investment loss, a reclassification adjustment of $32,633 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, therefore, decreasing paid-in capital in the amount of $25,143 and decreasing undistributed net realized gains in the amount of $7,490.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



      C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

      E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

            Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million.

            The Fund's administrator, The Nottingham Management Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a base monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

            North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

            Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2002, the Distributor retained sales charges in the amount of $807.

            Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 3 - DISTRIBUTION AND SERVICE FEES

            The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

            The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Class Shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $54,498 of such expenses under the Plan for the year ended March 31, 2002.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

            Purchases   and  sales  of   investments,   other  than   short-term
            investments, aggregated $2,047,104 and $915,614, respectively, for the year ended March 31, 2002.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

            For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $0.29 per share in distributions for the year ended March 31, 2002, $0.29 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                               CAPITAL VALUE FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Capital Value Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Capital Value Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002


__________
Deloitte
Touche
Tohmatsu
__________

                      (This page was intentionally left blank.)

________________________________________________________________________________

                               CAPITAL VALUE FUND
________________________________________________________________________________


                 a series of the Nottingham Investment Trust II
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                       EARNEST PARTNERS FIXED INCOME TRUST

                                  July 29, 2002

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863




                                Table of Contents
                                -----------------


OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  5
PORTFOLIO TRANSACTIONS.......................................................  6
NET ASSET VALUE..............................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  8
DESCRIPTION OF THE TRUST.....................................................  8
ADDITIONAL INFORMATION CONCERNING TAXES......................................  9
MANAGEMENT AND OTHER SERVICE PROVIDERS....................................... 11
SPECIAL SHAREHOLDER SERVICES................................................. 15
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 17
FINANCIAL STATEMENTS......................................................... 18
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 19









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the EARNEST Partners Fixed Income Trust ("Fund") relating to the Fund's Institutional Class Shares, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations on November 15, 1991 as an open-end diversified management investment company and is a separate series of The Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, EARNEST Partners Limited, L.L.C. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S.

government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). See the Prospectus "Principal Risks of Investing in the Fund" for risks associates with corporate bonds. The Advisor will continuously monitor the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the SAI.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMOs"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund's share prices. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Fund. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares to fluctuate more and to fall.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will purchase only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price. That volatility will affect the Fund's share prices.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in this SAI;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in this SAI;

(12) Invest in securities other than securities that are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees (each a "Trustee" or collectively, "Trustees"), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2002, 2001, and 2000, all portfolio transactions of the Fund were handled as principal transactions. Accordingly, there were no brokerage commissions paid during those years.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2002, 2001, and 2000, the net expenses of the Fund after fee waivers and expense reimbursements were $55,008 (0.90% of the average daily net assets of the Institutional Class Shares), $66,949 (0.90% of the average daily net assets of the Institutional Class Shares), and $81,615 (0.90% of the average daily net assets of the Institutional Class Shares), respectively. Investor Class Shares of the Fund were not authorized for issuance during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Class Shares. Capital Investment Group, Inc. ("Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. However, the Investor Class Shares are not currently available for investment.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven active series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, L.L.C. of Atlanta, Georgia; the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and the WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                                              TRUSTEES

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                            Position(s)   Length                                           Complex
     Name, Address,          held with    of Time        Principal Occupation(s)         Overseen by   Other Directorships Held by
         And Age            Fund/Trust    Served           During Past 5 Years             Trustee               Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                        Independent Trustees
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Jack E. Brinson, 69        Trustee,      Since     Retired; Previously, President of          7       Independent Trustee of the
                           Chairman      1990      Brinson Investment  Co.(personal                   following: Gardner Lewis
                                                   investments) and President of                      Investment Trust for the
                                                   Brinson Chevrolet, Inc. (auto                      three series of that trust;
                                                   dealership)                                        New Providence Investment
                                                                                                      Trust for the one series of
                                                                                                      that trust; Hillman Capital
                                                                                                      Management Investment Trust
                                                                                                      for the two series of that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for the one series of that
                                                                                                      trust (all registered
                                                                                                      investment companies)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
J. Buckley Strandberg, 42  Trustee       Since     President of Standard Insurance and        7        None
                                         1991      Realty (insurance and property
                                                   management)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                         Interested Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Keith A. Lee, 42           Trustee and   Trustee   Senior Vice President of Brown             7       None
1201 N. Calvert Street     Vice          since     Capital Management, Inc. (advisor of
Baltimore, Maryland 21202  President,    June,     the Brown Capital Management Funds)
                           Brown Capital 2002;     and Vice President of the Brown
                           Management    Vice      Capital Management Funds, and Trustee
                           Funds         President
                                         since
                                         1992
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Basis of Interestedness.  Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management,  Inc., the advisor of The Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                       11


                                                           OTHER OFFICERS
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Eddie C. Brown, 61         President,    Since     President  of Brown  Capital              n/a                     n/a
1201 N. Calvert Street     Brown         1992      Management, Inc.; Trustee of the
Baltimore, Maryland 21202  Capital                 Trust from 1992 until June, 2002
                           Management
                           Funds
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Richard K. Bryant, 42      President,    Since     President of Capital Investment           n/a                     n/a
Post Office Box 32249      Capital       1990      Group, Inc. (distributor of  the
Raleigh, North Carolina    Value Fund              Fund); Vice President of Capital
27622                                              Investment Counsel, Inc. (advisor
                                                   of the Capital Value Fund);
                                                   President of Capital Investment
                                                   Brokerage, Inc. (broker/dealer
                                                   firm);   and  President  of  Capital
                                                   Value Fund;  previously,  Trustee of
                                                   the Trust from 1990 until June, 2002
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Elmer O. Edgerton, Jr., 59 Vice          Since     President of Capital Investment           n/a                     n/a
Post Office Box  32249     President,    1990      Counsel, Raleigh,  North Carolina;
Raleigh, North Carolina    Capital                 Vice President of Capital Investment
 27622                     Value Fund              Group, Raleigh, North Carolina;
                                                   Vice President of Capital
                                                   Investment Brokerage, Inc.
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
John M. Friedman, 58       Vice          Since     Partner  and  Portfolio  Manager  of      n/a                     n/a
75 Fourteenth Street       President,    1992      EARNEST  Partners Limited, LLC
Suite 2300                 EARNEST                 (advisor  of  the  Fund)
Atlanta, GA  30309         Partners                since  1999;  previously,
                           Fixed Income            Vice President of Investek
                           Trust                   Capital  Management, Inc.,
                                                   Jackson,  Mississippi (former
                                                   advisor  of  the Fund)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
R. Mark Fields, 49         Vice          Since     Partner of EARNEST Partners               n/a                     n/a
119 S. President Street    President,    1992      Limited, LLC, since 1999;
2nd Floor                  EARNEST                 previously, Vice President of
Jackson, MS 39201          Partners                Investek Capital Management, Inc.,
                           Fixed Income            Jackson, Mississippi
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Douglas S. Folk, 41        Vice          Since     Partner and Portfolio  Manager of         n/a                     n/a
75 Fourteenth Street       President,    1998      EARNEST  Partners Limited, LLC,
Suite 2300                 EARNEST                 since 1999; Vice President of
Atlanta, GA  30309         Partners                Investek Capital Investment, Inc.,
                           Fixed Income            Jackson, Mississippi, 1996 to 1999
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Michael T. McRee, 58       President,    Since     Partner and Manager of EARNEST            n/a                     n/a
119 S. President Street    EARNEST       1992      Partners Limited, LLC, since 1999;
2nd Floor                  Partners                previously, President of Investek
Jackson, Mississippi       Fixed Income            Capital Management, Inc. Jackson,
39201                      Trust                   Mississippi; President of Investek
                                                   Timber Management (timber
                                                   management and marketing)
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Wayne F. Wilbanks, 41      President,     Since    President of Wilbanks, Smith  &           n/a                     n/a
150 West Main Street       The WST        1997     Thomas Asset  Management,
Suite 1700                 Growth Fund             LLC (advisor for the WST Growth
Norfolk, Virginia  23510                           Fund),Norfolk, Virginia
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
C. Frank Watson, III, 31   Secretary      Since    President and Chief Operating             n/a                     n/a
                                          1994     Officer (since 1999) of The
                                                   Nottingham Company
                                                   (administrator to the Funds);
                                                   previously, Chief Operating Officer
                                                   of The Nottingham Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Julian G. Winters, 33      Treasurer      Since    Vice President-Compliance                 n/a                     n/a
                                          1998     Administration (since 1998) of The
                                                   Nottingham Company; previously,
                                                   Fund Accountant of The Nottingham
                                                   Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

    Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Fund's last fiscal year.

    Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. Messrs. Brinson and Strandberg are the current members of the Nominating Committee. The Nominating Committee met last in April 2002.

Beneficial Equity Ownership Information. The table below shows for each Trustee and the amount of each Fund equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of December 31, 2001. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

  ----------------------------- ------------ -----------------------------
                                   Dollar      Aggregate Dollar Range of
                                  Range of      Equity Securities in All
                                   Equity       Funds Overseen or to be
        Name of Trustee          Securities      Overseen by Trustee in
                                 in the Fund     Family of Investment
                                                      Companies*
  ----------------------------- ------------ -----------------------------
                                INDEPENDENT TRUSTEES
  ----------------------------- ------------ -----------------------------
  Jack E. Brinson                    A                    A
  ----------------------------- ------------ -----------------------------
  J. Buckley Strandberg              A                    B
  ----------------------------- ------------ -----------------------------
                                 INTERESTED TRUSTEE
  ----------------------------- ------------ -----------------------------
  Keith A. Lee                       A                    E
  ----------------------------- ------------ -----------------------------

*Includes all funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) the investment performance of the Fund; (iii) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory

Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreements or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Independent Trustee receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2002. Each of the Trustees serves as a Trustee to the seven funds of the Trust, including the Fund.
                               Compensation Table

                                                 Pension
                              Aggregate          or Retirement     Estimated
                              Compensation       Benefits Accrued  Annual             Total Compensation
                              from the           As Part of Fund   Benefits Upon      fromthe Fund and
Name of Person, Position      Fund               Expenses          Retirement         Trust Paid to Trustees
-------------------------------------------------------------------------------------------------------------
                                        Independent Trustees
-------------------------------------------------------------------------------------------------------------
Jack E.Brinson, Trustee        $1,286                None             None                 $9,000
-------------------------------------------------------------------------------------------------------------
J. Buckley Strandberg, Trustee $1,136                None             None                 $7,950
-------------------------------------------------------------------------------------------------------------
                                        Interested Trustee
-------------------------------------------------------------------------------------------------------------
Keith A. Lee, Trustee           None                 None             None                  None
-------------------------------------------------------------------------------------------------------------


Principal Holders of Voting Securities. As of July 9, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 1.499% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 9, 2002.

 Name and Address of                   Amount and Nature of        Percent
 Beneficial Owner                      Beneficial Ownership        of Fund
 ----------------                      --------------------        -------

 Laurie H. McRee                         114,445.413 Shares        19.599%
 Post Office Box 1006
 Jackson, MS  39215

 Wells Fargo Bank                         79,550.494 Shares        13.623%
 fbo MBHS Foundation
 Post Office Box 1533
 Minneapolis, MN  55480-1533

 Nancy S. Speed                           66,380.203 Shares        11.368%
 1220 Luse Road
 Benton, MS  39039

 Field Co-operative Association, Inc.     35,901.744 Shares         6.148%
 Attn. Betty May
 Post Office Box 5054
 Jackson, MN  39296-5054

Investment Advisor and Other Service Providers

Investment Advisor. Investek Capital Management, Inc. ("Former Advisor"), 317 East Capitol Street, Suite 101, Jackson Mississippi 39201, served as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust from commencement of operations (November 15, 1991) to December 31, 1999. On December 31, 1999, EARNEST Partners Limited, LLC, 119 S. President Street, 2nd Floor, Jackson, Mississippi 39201, became the investment advisor pursuant to an Interim Investment Advisory Agreement approved by the Trustees of the Trust at a meeting held on December 20, 1999. On May 25, 2000, shareholders approved a new Investment Advisory Agreement ("Advisory Agreement") for the Fund that is substantially the same as the previous investment advisory agreement between the Trust and the Former Advisor. Detailed information about the agreements and the Advisor and its duties and compensation as Advisor is contained in the Prospectus.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management team for the Fund is listed in the prospectus along with descriptions of their work experience.

The Trust, the Advisor, and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 2002, the Advisor voluntarily waived all of its fees in the amount of $27,513. For the fiscal year ended March 31, 2001, the Advisor voluntarily waived all of its fees in the amount of $33,455. For the fiscal year ended March 31, 2000, the Former Advisor and the Advisor voluntarily waived all of their fees in the amount of $40,766.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for fund accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund, plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2002, 2001, and 2000, the Administrator received general administration fees of $7,643, $9,293, and $11,324, respectively, and fund accounting fees of $27,611, $25,227, and $24,000, respectively.

The Administrator performs the following services for the Fund: (1) coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month plus and additional $500 per month per additional Class of Shares. For the fiscal years ended March 31, 2002, 2001, and 2000, the Transfer Agent received $18,000, $12,000, and $9,000, respectively, in such fees for its services from the Fund.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is controlled by Richard K. Bryant, an officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr. an officer of the Trust and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Trustmark National Bank ("Custodian"), 248 E. Capitol Street, Post Office Box 291, Jackson, Mississippi 39205-0291, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal  Counsel.  Parker,   Poe,  Adams &   Bernstein  L.L.P.,  Charlotte,  North
Carolina, serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                       EARNEST Partners Fixed Income Trust
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the cumulative total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Funds may also compute average annual total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized.

The average annual total returns before taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were 3.32%, 6.36%, and 6.60%, respectively. The cumulative total return before taxes on distributions of the Fund for the ten-year period ended March 31, 2002 was 89.53%. The average annual total returns after taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were 1.04%, 3.88%, and 4.06%, respectively. The cumulative total return after taxes on distributions of the Fund for the ten-year period ended March 31, 2002 was 48.95%. The average annual total returns after taxes on distributions and sale of shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2002 were 2.01%, 3.85%, and 4.05%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund for the ten-year period ended March 31, 2002 was 48.74%.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)6-1]
                                      -----
                                       CD

  Where:    A =     dividends and interest earned during the period.
            B =     expenses accrued for the period (net of reimbursements).
            C =     average daily number of shares  outstanding  during the
                    period that wereentitled to receive dividends.
            D =     the maximum offering price per share on the last day of
                    the period.

The thirty-day yield for the period ended March 31, 2002 for the Institutional Class Shares of the Fund was 5.5004%. The Investor Class Shares of the Fund were not offered during such period.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account that pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.



                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2002,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium -grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II





                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2002




                               INVESTMENT ADVISOR
                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                                Atlanta, GA 30309


                       EARNEST PARTNERS FIXED INCOME TRUST
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the EARNEST Partners Fixed Income Trust (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P. O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

EARNEST PARTNERS
________________________________________________________________________________
                            75 FOURTEENTH STREET - SUITE 2300 ATLANTA, GA  30309
                                             (404) 815-8772 - FAX (404) 815-8948
                                               E-MAIL INVEST@EARNESTPARTNERS.COM

                                                                    May 22, 2002


Dear Shareholders of the EARNEST Partners Fixed Income Trust:


      Enclosed for your review is the annual report for the fiscal year ended 31 March 2002. The last year was a tough one for financial market participants. The national tragedy of September 11th is indelibly recorded in our hearts and minds. This event caused the complete cessation of domestic financial market activity for nearly a week and sent shockwaves rippling through industries such as airlines and hotels that are still being felt. Then, as we were picking ourselves up, the country was rocked by the collapse of Enron in December 2001 due to apparent fraud. And, as if that bankruptcy was not enough, Kmart also filed for bankruptcy in January 2002. Through all this, high grade bonds were again a great place to be, as indicated by the Lehman Aggregate bond index which posted a 5.35% total return for the year ended 31 March 2002,^1 handily beating the Standard and Poor's 500 stock index which had only a 0.24% total return for that year.2 The Consumer Price Index measure of inflation was up 1.42% over that same period.3 A year ago, the Federal Reserve's target for the short-term Fed Funds rate was 5%. Fighting to keep the economy liquid and alive, the rate now stands at 1.75%.

      For the year ended 31 March 2002, the Fund's average annual total return was 3.32%, placing it 257th out of 340 funds in the Lipper Intermediate Investment Grade Debt Funds classification ("Lipper Classification").^4 For the five years ended 31 March 2002, the Fund's average annual total return was 6.36%, ranking the fund 95th out of 164 funds in the Lipper Classification.^4 Finally, for the ten years ended 31 March 2002, the Fund's average annual total return was 6.63%, placing the fund 27th out of 49 funds in the Lipper Classification.^4

      Our approach to investing your money keeps us away from the Enrons and Kmarts of the world. Your portfolio still has a weighted average quality of AAA5 with 71% of the portfolio invested in United States agency paper, much of which has the "full faith and credit" backing of the Government. The portfolio is also


_____________________________

^1 Information based on performance data as of 31 March 2002 from Lehman Brothers Bond.hub web site on 6 May 2002.
^2 Information based on performance data as of 31 March 2002 from Bloomberg on 6 May 2002.
^3 Information based on performance data as of 31 March 2002 from Bloomberg on 6 May 2002.
^4 Information based on performance data as of 31 March 2002 from Lipper, Inc. ^(C)Reuters SA. These ranking are based on average annual total returns. The advisor and certain service providers voluntarily waived or reimbursed certain expenses of the Fund which have had material effects on the returns of the Fund over these periods. Past performance is not a guarantee of future performance.
^5 Weighted average quality was provided by CMS BondEdge analysis of the Fund's portfolio holdings. CMS BondEdge is a commonly used method of converting ratings to a numeric scale and weighting it by market value.

100% investment grade bonds. This strategy strives to produce better returns with less risk by investing in issues that have higher yields without sacrificing high credit quality. Through all the turmoil, we remained convinced that preserving capital should remain the primary objective for long-term success, and the yield advantage we gain in select, high-quality segments of the market effect superior risk weighted performance. Thank you for your continued faith in our management.

Respectfully yours,

 /s/ Douglas Folk

EARNEST Partners Limited, LLC
Douglas Folk, CFA
Partner



________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
________________________________________________________________________________

                       EARNEST Partners Fixed Income Trust

                     Performance Update - $50,000 Investment

              For the period from March 31, 1992 to March 31, 2002


[Line Graph Here]:
--------------------------------------------------------------------------------
                EARNEST Partners     Lehman Brothers        Lipper Imtermediate
                  Fixed Income        Aggregate Bond       Investment Grade Debt
                     Trust                Index                 Fund Index
--------------------------------------------------------------------------------
3/31/92            $50,000               $50,000                $50,000
9/30/92             53,266                54,252                 54,362
3/31/93             56,188                56,645                 56,656
9/30/93             59,302                59,664                 59,620
3/31/94             56,997                57,989                 58,021
9/30/94             56,586                57,741                 57,696
3/31/95             59,693                60,882                 60,371
9/30/95             64,130                65,860                 64,922
3/31/96             66,080                67,449                 66,442
9/30/96             68,121                69,087                 67,867
3/31/97             69,632                70,761                 69,376
9/30/97             73,858                75,797                 73,979
3/31/98             76,534                79,243                 76,815
9/30/98             82,652                84,523                 81,504
3/31/99             81,103                84,387                 81,267
9/30/99             80,548                84,213                 80,953
3/31/00             82,291                85,966                 82,391
9/30/00             85,526                90,099                 85,908
3/31/01             91,722                96,738                 92,149
9/30/01             95,444               101,770                 96,581
3/31/02             94,765               101,912                 96,619


This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the "Fund") versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                ------------------ -------------- --------------
                     One Year        Five Years     Ten Years
                ------------------ -------------- --------------
                      3.32 %           6.36 %         6.60 %
                ------------------ -------------- --------------


>> The graph assumes an initial $50,000 investment at March 31, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $94,765 - a cumulative total investment return of 89.53% since March 31, 1992.

>>    At March  31,  2002,  the  value of a  similar  investment  in the  Lehman
      Brothers Aggregate Bond Index would have increased to $101,912 - a cumulative total investment return of 103.82%; and a similar investment in the Lipper Intermediate Investment Grade Debt Fund Index would have increased to $96,619 - a cumulative total investment return of 93.24% since March 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest            Maturity              Value
                                                               Principal            Rate                Date               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 59.28%

      A.I.D. - Equador .....................................    $ 65,854            7.050%            05/01/15            $   69,604
      A.I.D. - Ivory Coast .................................     181,153            8.100%            12/01/06               182,885
      A.I.D. - Peru ........................................     113,183            8.350%            01/01/07               113,196
      Attransco Title XI ...................................     380,881            6.120%            04/01/08               386,541
      B.A.L.T. Conway Partnership Title XI .................      77,963           10.750%            11/15/03                78,071
      Federal Agricultural Mortgage Corporation
           Series AM-1003 ..................................     603,859            6.820%            04/25/13               602,304
      Federal Home Loan Banks ..............................     200,000            6.875%            08/15/03               209,000
      Federal Home Loan Mortgage Corp ......................     400,000            5.750%            05/15/09               399,500
      Federal National Mortgage Association ................     500,000            6.000%            05/15/11               498,125
      Lawrence Steamship Company Title XI ..................     108,267            7.270%            09/01/03               107,891
      Small Business Administration 98-B ...................     784,052            6.150%            02/01/18               786,260
                                                                                                                          ----------

           Total U.S. Government and Agency Obligations (Cost $3,457,546) ....................................             3,433,377
                                                                                                                          ----------

U.S. GOVERNMENT INSURED OBLIGATIONS - 10.97%

      Federal Housing Authority Project Loan
           Downtowner Apartments ...........................     131,186            8.375%            11/01/11               140,734
           Reilly #046 .....................................     157,093            6.970%            06/01/14               152,023
           USGI #87 ........................................     353,525            7.430%            08/01/23               342,690
                                                                                                                          ----------

           Total U.S. Government Insured Obligations (Cost $648,022) .........................................               635,447
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 26.90%

      Burlington North Santa Fe ............................     676,000            2.625%            01/01/10               497,705
      California Infrastructure SDG&E Series 1997-1 ........     250,000            6.370%            12/26/09               257,813
      Continental Airlines Inc. ............................     399,634            7.750%            07/02/14               393,604
      Union Pacific Corporation ............................     400,320            7.280%            04/30/15               408,483
                                                                                                                          ----------

           Total Corporate Obligations (Cost $1,615,550) .....................................................             1,557,605
                                                                                                                          ----------

PRIVATE MORTGAGE BACKED SECURITY - 0.12%

      National Housing Partnership .........................       7,132            9.500%            05/01/03                 7,091
           (Cost $7,132)                                                                                                  ----------




                                                                                                                         (Continued)

                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 1.43%

      AIM Short Term Prime Fund A ..................................................                     5,548            $    5,548
      Performance Funds Money Market A .............................................                    76,955                76,955
                                                                                                                          ----------

           Total Investment Companies (Cost $82,503) .........................................................                82,503
                                                                                                                          ----------

Total Value of Investments (Cost $5,810,753 (a)) ...................................                     98.70 %          $5,716,023
Other Assets less Liabilities ......................................................                      1.30 %              75,452
                                                                                                        ------            ----------
      Net Assets ...................................................................                    100.00 %          $5,791,475
                                                                                                        ======            ==========




      (a)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ...........................................................................            $  22,082
           Unrealized depreciation ...........................................................................             (116,812)
                                                                                                                          ---------

               Net unrealized depreciation ...................................................................            $ (94,730)
                                                                                                                          =========























See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $5,810,753) .........................................................                 $ 5,716,023
      Income receivable ...............................................................................                      85,201
      Prepaid expenses ................................................................................                       2,385
                                                                                                                        -----------

           Total assets ...............................................................................                   5,803,609
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ................................................................................                      10,355
      Disbursements in excess of cash on demand deposit ...............................................                       1,779
                                                                                                                        -----------

           Total liabilities ..........................................................................                      12,134
                                                                                                                        -----------

NET ASSETS
      (applicable to 574,736 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                 $ 5,791,475
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($5,791,475 / 574,736 shares) ...................................................................                 $     10.08
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $ 6,271,735
      Undistributed net investment income .............................................................                          43
      Accumulated net realized loss on investments ....................................................                    (385,573)
      Net unrealized depreciation on investments ......................................................                     (94,730)
                                                                                                                        -----------
                                                                                                                        $ 5,791,475
                                                                                                                        ===========



















See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT INCOME

      Income
           Interest ......................................................................................                $ 393,146
           Dividends .....................................................................................                    7,578
                                                                                                                          ---------

               Total income ..............................................................................                  400,724
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   27,513
           Fund administration fees (note 2) .............................................................                    7,643
           Custody fees ..................................................................................                    2,693
           Registration and filing administration fees (note 2) ..........................................                    2,592
           Fund accounting fees (note 2) .................................................................                   27,611
           Audit fees ....................................................................................                   14,891
           Legal fees ....................................................................................                    8,594
           Securities pricing fees .......................................................................                    2,560
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                   16,357
           Shareholder servicing expenses ................................................................                    4,231
           Registration and filing expenses ..............................................................                    4,991
           Printing expenses .............................................................................                    2,355
           Trustee fees and meeting expenses .............................................................                    3,990
           Other operating expenses ......................................................................                    4,935
                                                                                                                          ---------

               Total expenses ............................................................................                  148,956
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ......................................................                  (66,435)
                    Investment advisory fees waived (note 2) .............................................                  (27,513)
                                                                                                                          ---------

               Net expenses ..............................................................................                   55,008
                                                                                                                          ---------

                    Net investment income ................................................................                  345,716
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                   24,224
      Decrease in unrealized appreciation on investments .................................................                 (162,667)
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (138,443)
                                                                                                                          ---------

               Net increase in net assets resulting from operations ......................................                $ 207,273
                                                                                                                          =========





See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

     Operations
         Net investment income ......................................................              $   345,716          $   449,740
         Net realized gain (loss) from investment transactions ......................                   24,224              (86,752)
         (Decrease) increase in unrealized appreciation on investments ..............                 (162,667)             422,539
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations ..................                  207,273              785,527
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ......................................................                 (345,678)            (450,310)
                                                                                                   -----------          -----------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) .......                 (700,719)          (1,897,866)
                                                                                                   -----------          -----------

                     Total decrease in net assets ...................................                 (839,124)          (1,562,649)

NET ASSETS

     Beginning of year ..............................................................                6,630,599            8,193,248
                                                                                                   -----------          -----------

     End of year (including undistributed net investment income
                  of $43 in 2002 and $5 in 2001) ....................................              $ 5,791,475          $ 6,630,599
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                     Year ended                               Year ended
                                                                   March 31, 2002                           March 31, 2001

                                                            Shares               Value                Shares               Value
                                                     -------------------------------------------------------------------------------

Shares sold .........................................         40,696          $   415,787               25,120          $   249,158

Shares issued for reinvestment of distributions .....         29,697              305,024               32,815              328,683
                                                         -----------          -----------          -----------          -----------

                                                              70,393              720,811               57,935              577,841

Shares redeemed .....................................       (138,076)          (1,421,530)            (248,030)          (2,475,707)
                                                         -----------          -----------          -----------          -----------

     Net decrease ...................................        (67,683)         $  (700,719)            (190,095)         $(1,897,866)
                                                         ===========          ===========          ===========          ===========






See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended      Year ended      Year ended      Year ended      Year ended
                                                         March 31,       March 31,       March 31,       March 31,       March 31,
                                                           2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .................   $     10.32     $      9.84     $     10.30     $     10.31     $      9.98

      Income from investment operations
           Net investment income ...................          0.59            0.61            0.60            0.62            0.64
           Net realized and unrealized (loss) gain
               on investments ......................         (0.24)           0.48           (0.46)          (0.01)           0.33
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ....          0.35            1.09            0.14            0.61            0.97
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income ...................         (0.59)          (0.61)          (0.60)          (0.62)          (0.64)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .......................   $     10.08     $     10.32     $      9.84     $     10.30     $     10.31
                                                       ===========     ===========     ===========     ===========     ===========

Total return .......................................          3.32 %         11.46 %          1.47 %          5.97 %          9.91 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ......................   $ 5,791,475     $ 6,630,599     $ 8,193,248     $11,466,770     $13,899,229
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      2.44 %          1.99 %          1.57 %          1.22 %          1.10 %
           After expense reimbursements and waived fees       0.90 %          0.90 %          0.90 %          0.90 %          0.90 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees      4.12 %          4.96 %          5.26 %          5.53 %          6.01 %
           After expense reimbursements and waived fees       5.65 %          6.05 %          5.93 %          5.85 %          6.21 %

      Portfolio turnover rate ......................         23.87 %          7.68 %         15.41 %         50.90 %         38.46 %




See accompanying notes to financial statements


                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The EARNEST Partners Fixed Income Trust (the "Fund"), an open-end investment company is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities. The Fund began operations on November 15, 1991. The following is a summary of significant accounting policies followed by the Fund.

      A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

            The financial statements include securities valued at $2,183,029 (37.69% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U. S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

      B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal
            Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

            The Fund has capital loss carryforwards for federal income tax purposes of $383,571, $221,740 of which expires in the year 2003, $70,384 of which expires in the year 2004, and $91,447 of which expires in the year 2009. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

            Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


                                                                     (Continued)

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



      C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

      D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

      E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, EARNEST Partners Limited, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

      The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $27,513 ($0.05 per share) and has reimbursed expenses totaling $66,435 for the year ended March 31, 2002.

      The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's average daily net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services with an additional charge of 0.01% of annual average net assets paid monthly. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

      NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

      Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $1,381,297 and $2,005,204, respectively, for the year ended March 31, 2002.

                       EARNEST Partners Fixed Income Trust

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the EARNEST Partners Fixed Income Trust (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002




__________
Deloitte
Touche
Tohmatsu
__________

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 WST GROWTH FUND

                                  July 29, 2002


                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863





                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................5
PORTFOLIO TRANSACTONS..........................................................6
NET ASSET VALUE................................................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST......................................................10
ADDITIONAL INFORMATION CONCERNING TAXES.......................................11
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................12
SPECIAL SHAREHOLDER SERVICES..................................................19
ADDITIONAL INFORMATION ON PERFORMANCE.........................................22
FINANCIAL STATEMENTS..........................................................24
APPENDIX A - DESCRIPTION OF RATINGS...........................................25







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for the WST Growth Fund ("Fund") relating to the Fund's Institutional Class Shares, Investor Class Shares, and Class C Shares, as each Prospectus may be amended or supplemented from time to time; and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of The Nottingham Investment Trust II determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and investment strategies as set forth in the Prospectuses for each class of shares of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations in 1997 as a open-end diversified management investment company and is a separate series of The Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. As a result, disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.

If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Fund may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase put and call stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Lower Rated Debt Securities. The Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by S&P or Fitch or equivalent unrated securities. However, the Fund may not invest more than 15% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P or Fitch or securities not rated by Moody's, S&P or Fitch which the Advisor deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing, and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by S&P or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisor will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, appropriate securities in an amount sufficient to meet the purchase price. Purchasing securities on a forward commitment or when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5.       Purchase or sell  commodities  or  commodities  contracts;  real estate
         (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

9.       Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Fund may engage in options transactions to the extent described in the Prospectuses or this SAI);

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

6. Purchase foreign securities other than those traded on domestic U.S. exchanges and other foreign debt securities as described in the Prospectuses.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives. Due to market conditions the Fund's portfolio turnover rate was much lower for the year ended March 31, 2002 than the year ended March 31, 2001.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor, if it believes it can obtain the best execution of transactions from such broker; however, at this time the Advisor has not utilized the affiliated brokerage firm's services. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2002, 2001, and 2000, the Fund paid brokerage commissions of $23,062, $34,798, and $36,398, respectively. The decrease in brokerage commissions for the fiscal year ended March 31, 2002 was primarily due to decreased portfolio trading and turnover. As of March 31, 2002, the Fund owned $458,560 of common stock of Morgan Stanley Dean Witter & Co., a regular broker-dealer of the Fund.



                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of shares of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2002, 2001, and 2000, the total expenses of the Fund were $296,901 (after fee waivers of $35,613), $345,583, and $300,342
(after fee waivers of $13,785), respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus any applicable sales charge for that Class of shares.

Plan Under Rule 12b-1. The Trust has adopted Plans of Distribution (each a "Plan" and collectively, "Plans") for the Investor Class Shares and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Investing in the Fund - Distribution Plan" in the respective prospectuses). Under the Plans, the Fund will pay 0.50% of the Investor Class Shares' average net assets annually and 0.75% of the Class C Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Class

Shares and Class C Shares, respectively, of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Potential benefits of the Plans to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares and Class C Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and Class C Shares.

Each Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares or the Class C Shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Plan and concerning their annual consideration of each Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and Class C Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and Class C Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and Class C Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and Class C Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares and Class C Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plans.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

Each Plan and the Amended and Restated Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans or any related agreements ("Rule 12b-1 Trustees"), by vote cast in person or at a meeting duly called for the purpose of voting on each of the Plans and the Amended and Restated Distribution Agreement. Continuation of each Plan and the Amended and Restated Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plans. Each Plan and the Amended and Restated Distribution Agreement may be terminated at any time without penalty by a majority of the Rule 12b-1 Trustees or by a majority vote of the shareholders of a particular class of the Fund. Any material amendment, including an increase in the maximum percentage payable under a Plan, must likewise be approved by a majority vote of the outstanding voting shares of the affected class, as well as by a majority vote of the Rule 12b-1 Trustees. Also, any other material amendment to a Plan must be approved by a majority vote of the Trustees including a majority of the Rule 12b-1 Trustees. In addition, in order for each of the Plans to remain effective, the selection and nomination of the Rule 12b-1 Trustees must be effected by the Trustees who themselves are Rule 12b-1 Trustees. Persons authorized to make payments under each of the Plans must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended March 31, 2002, 2001, and 2000, the Fund expended $8,622, $14,791, and $18,962, respectively, under the Plan for the Investor Class Shares. For the fiscal years ended March 31, 2002 and 2001 and the period since the Class C Shares commenced operations (May 20, 1999) through the March 31, 2000, the Fund expended $3,164, $3,791 and $1,325, respectively, under the Plan for the Class C Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Class Shares and Class C Shares, respectively.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for reasons other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust, which is an open-end management investment company, is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of the following seven series: WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and the Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-Class Plan which contains the general characteristics of, and conditions under which the Trust may offer, multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or Officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own federal, state, local, and foreign tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities, loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.



                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.


                                                              TRUSTEES

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                            Position(s)   Length                                           Complex
     Name, Address,          held with    of Time        Principal Occupation(s)         Overseen by    Other Directorships Held by
         And Age            Fund/Trust    Served           During Past 5 Years             Trustee                Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                        Independent Trustees
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Jack E. Brinson, 69        Trustee,      Since     Retired; Previously, President of          7       Independent Trustee of the
                           Chairman      1990      Brinson Investment  Co.(personal                   following: Gardner Lewis
                                                   investments) and President of                      Investment Trust for the
                                                   Brinson Chevrolet, Inc. (auto                      three series of that trust;
                                                   dealership)                                        New Providence Investment
                                                                                                      Trust for the one series of
                                                                                                      that trust; Hillman Capital
                                                                                                      Management Investment Trust
                                                                                                      for the two series of that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for the one series of that
                                                                                                      trust (all registered
                                                                                                      investment companies)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------


                                       12

-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
J. Buckley Strandberg, 42  Trustee       Since     President of Standard Insurance and        7        None
                                         1991      Realty (insurance and property
                                                   management)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                         Interested Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Keith A. Lee, 42           Trustee and   Trustee   Senior Vice President of Brown             7       None
1201 N. Calvert Street     Vice          since     Capital Management, Inc. (advisor of
Baltimore, Maryland 21202  President,    June      the Brown Capital Management Funds)
                           Brown Capital 2002;     and Vice President of the Brown
                           Management    Vice      Capital Management Funds, and Trustee
                           Funds         President
                                         since
                                         1992
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Basis of Interestedness.  Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management,  Inc., the advisor of The Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                           OTHER OFFICERS
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Eddie C. Brown, 61         President,    Since     President  of Brown  Capital              n/a                     n/a
1201 N. Calvert Street     Brown         1992      Management, Inc.; Trustee of the
Baltimore, Maryland 21202  Capital                 Trust from 1992 until June, 2002
                           Management
                           Funds
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Richard K. Bryant, 42      President,    Since     President of Capital Investment           n/a                     n/a
Post Office Box 32249      Capital       1990      Group, Inc. (distributor of  the
Raleigh, North Carolina    Value Fund              Fund); Vice President of Capital
27622                                              Investment Counsel, Inc. (advisor
                                                   of the Capital Value Fund);
                                                   President of Capital Investment
                                                   Brokerage, Inc. (broker/dealer
                                                   firm);   and  President  of  Capital
                                                   Value Fund;  previously,  Trustee of
                                                   the Trust from 1990 until June, 2002
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Elmer O. Edgerton, Jr., 59 Vice          Since     President of Capital Investment           n/a                     n/a
Post Office Box  32249     President,    1990      Counsel, Raleigh,  North Carolina;
Raleigh, North Carolina    Capital                 Vice President of Capital Investment
 27622                     Value Fund              Group, Raleigh, North Carolina;
                                                   Vice President of Capital
                                                   Investment Brokerage, Inc.
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
John M. Friedman, 58       Vice          Since     Partner  and  Portfolio  Manager  of      n/a                     n/a
75 Fourteenth Street       President,    1992      EARNEST  Partners Limited, LLC
Suite 2300                 EARNEST                 (advisor  of  the  EARNEST Partners
Atlanta, GA  30309         Partners                Fixed  Income  Trust),  since  1999;
                           Fixed Income            previously,  Vice President of
                           Trust                   Investek Capital  Management, Inc.,
                                                   Jackson,  Mississippi (former
                                                   advisor  of  the EARNEST  Partners
                                                   Fixed Income Trust)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
R. Mark Fields, 49         Vice          Since     Partner of EARNEST Partners               n/a                     n/a
119 S. President Street    President,    1992      Limited, LLC, since 1999;
2nd Floor                  EARNEST                 previously, Vice President of
Jackson, MS 39201          Partners                Investek Capital Management, Inc.,
                           Fixed Income            Jackson, Mississippi
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Douglas S. Folk, 41        Vice          Since     Partner and Portfolio  Manager of         n/a                     n/a
75 Fourteenth Street       President,    1998      EARNEST  Partners Limited, LLC,
Suite 2300                 EARNEST                 since 1999; Vice President of
Atlanta, GA  30309         Partners                Investek Capital Investment, Inc.,
                           Fixed Income            Jackson, Mississippi, 1996 to 1999
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Michael T. McRee, 58       President,    Since     Partner and Manager of EARNEST            n/a                     n/a
119 S. President Street    EARNEST       1992      Partners Limited, LLC, since 1999;
2nd Floor                  Partners                previously, President of Investek
Jackson, Mississippi       Fixed Income            Capital Management, Inc. Jackson,
39201                      Trust                   Mississippi; President of Investek
                                                   Timber Management (timber
                                                   management and marketing)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------

                                       13

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Wayne F. Wilbanks, 41      President,     Since    President of Wilbanks, Smith  &           n/a                     n/a
150 West Main Street       WST            1997     Thomas Asset  Management,
Suite 1700                 Growth Fund             LLC (advisor for the Fund),
Norfolk, Virginia  23510                           Norfolk, Virginia
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
C. Frank Watson, III, 31   Secretary      Since    President and Chief Operating             n/a                     n/a
                                          1994     Officer (since 1999) of The
                                                   Nottingham Company
                                                   (administrator to the Funds);
                                                   previously, Chief Operating Officer
                                                   of The Nottingham Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Julian G. Winters, 33      Treasurer      Since    Vice President-Compliance                 n/a                     n/a
                                          1998     Administration (since 1998) of The
                                                   Nottingham Company; previously,
                                                   Fund Accountant of The Nottingham
                                                   Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------


Trustee Standing Committees. The Board of Trustees has established the following standing committees:

    Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Fund's last fiscal year.

    Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. Messrs. Brinson and Strandberg are the current members of the Nominating Committee. The Nominating Committee met last in April 2002.

Beneficial Equity Ownership Information. The table below shows for each Trustee and the amount of each Fund equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of December 31, 2001. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.


  ----------------------------- ------------ -----------------------------
                                   Dollar      Aggregate Dollar Range of
                                  Range of      Equity Securities in All
                                   Equity       Funds Overseen or to be
        Name of Trustee          Securities      Overseen by Trustee in
                                 in the Fund     Family of Investment
                                                      Companies*
  ----------------------------- ------------ -----------------------------
                                INDEPENDENT TRUSTEES
  ----------------------------- ------------ -----------------------------
  Jack E. Brinson                    A                    A
  ----------------------------- ------------ -----------------------------
  J. Buckley Strandberg              A                    B
  ----------------------------- ------------ -----------------------------
                                 INTERESTED TRUSTEE
  ----------------------------- ------------ -----------------------------
  Keith A. Lee                       A                    E
  ----------------------------- ------------ -----------------------------

 *Includes all funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) the investment performance of the Fund; (iii) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreements or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2002. Each of the Trustees serves as a Trustee to the seven funds of the Trust, including the Fund.

                               Compensation Table

                                                 Pension
                              Aggregate          or Retirement     Estimated
                              Compensation       Benefits Accrued  Annual             Total Compensation
                              from the           As Part of Fund   Benefits Upon      fromthe Fund and
Name of Person, Position      Fund               Expenses          Retirement         Trust Paid to Trustees
---------------------------------------------------------------------------------------------------------------------------
                                        Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
Jack E.Brinson, Trustee        $1,286                None             None                 $9,000
---------------------------------------------------------------------------------------------------------------------------
J. Buckley Strandberg, Trustee $1,136                None             None                 $7,950
---------------------------------------------------------------------------------------------------------------------------
                                        Interested Trustee
---------------------------------------------------------------------------------------------------------------------------
Keith A. Lee, Trustee           None                 None             None                  None
---------------------------------------------------------------------------------------------------------------------------

Principal Holders of Voting Securities. As of July 9, 2002, the Trustees and Officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 4.719%, of the then outstanding shares of the Institutional Class Shares and less than 1% of the then outstanding shares of the Investor Class Shares and Class C Shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of the Fund as of July 9, 2002.

Name and Address of                   Amount and Nature of
Beneficial Owner                      Beneficial Ownership      Percent of Class
----------------                      --------------------      ----------------

                           INSTITUTIONAL CLASS SHARES

Charles Schwab & Co., Inc.,            547,647.603 shares           43.133%*
a Delaware Corporation
fbo Our Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, California  94104

Post & Co. # 016009                    182,712.853 shares           14.391%
c/o The Bank of New York
Mutual Fund Department
Post Office Box 1066
Wall Street Station
New York, New York  10268

                              INVESTOR CLASS SHARES

Sterne Agee & Leach, Inc.               11,907.813 shares           7.778%
A/C 8618-5171
813 Shades Creek Parkway
Suite 100B
Birmingham, AL  35209

First Clearing Corporation              10,850.019 shares           7.087%
A/C 8707 - 8005
1655 Parker Lane
Henderson, North Carolina  27536-3538

Scott & Stringfellow, Inc.              10,516.575 shares           6.870%
DFH Properties LLC
2726 Croasdaile Drive
Suite 101
Durham, North Carolina  27705

First Clearing Corporation              10,471.204 shares           6.840%
A/C 8999 - 7849
112 Montrose Drive
Durham, North Carolina  27707-3900

                                 CLASS C SHARES

Wachovia Securities, Inc.               8,669.843 shares           22.272%
Fbo WMW Realty, Inc.
Post Office Box 1220
Charlotte, North Carolina 28201

Matthew Bartucci                        5,559.391 shares           14.281%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Carolyn Bartucci                        5,173.869 shares           13.291%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Kristen Bartucci                        5,173.869 shares           13.291%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Legg Mason Wood Walker                  4,212.951 shares           10.822%
Account #435-70473-17
Post Office Box 1476
Baltimore, Maryland  21202

Legg Mason Wood Walker                  3,040.990 shares            7.812%
Account #435-70465-17
Post Office Box 1476
Baltimore, Maryland  21202

First Clearing Corporation              2,528.736 shares            6.496%
A/C 8999-9271
940 N. Oriole Drive
Virginia Beach, VA  23451


  * Pursuant to applicable SEC regulations, this shareholder is deemed to control the class of the Fund. The Fund believes that such entity does not have a beneficial ownership of such shares.


Investment Advisor and Other Service Providers

Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, LLC and its duties and compensation as Advisor is contained in the Prospectuses for each class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr. (both control persons of the Advisor through ownership), is responsible for day-to-day management of the Fund's portfolio. Both are principals of the Advisor and Mr. Wilbanks is an affiliated person of the Fund.

The Trust, Advisor, and Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the first $250 million of the average daily net assets of the Fund and 0.65% on assets over $250 million. For the fiscal year ended March 31, 2002, the Advisor received $86,562 of its fees after waivers of $35,613. For the fiscal year ended March 31, 2001, the Advisor received $146,812 in management fees. For the fiscal year ended March 31, 2000, the Advisor received $117,782 of its fees after waivers of $13,785.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) procures on behalf of and coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator is an administration fee based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a minimum administration fee of $2,000 per month. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per Fund and $750 for each additional class of shares (although the fees are allocated equally as an expense to each class) for accounting and recordkeeping services, and an asset based fund accounting fee of 0.01% of the average daily net assets of the Fund. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million with a minimum annual fee of $4,800 plus transaction fees. For the fiscal years ended March 31, 2002, 2001, and 2000, the Fund paid the Administrator $75,139, $77,832, and $71,199, respectively, of such fees for its services to the Fund. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares. For the fiscal years ended March 31, 2002, 2001, and 2000, the Fund paid the Transfer Agent $30,000, $16,000, and $9,000, respectively, for its services.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to an Amended and Restated Distribution Agreement approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee and officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr., an officer of the Trust and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall, from time to time, identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Amended and Restated Distribution Agreement.

For the fiscal years ended March 31, 2002, 2001, and 2000, the aggregate dollar amount of sales charges on the sales of Investor Class Shares of the Fund was $6,531, $6,504, and $51,203, respectively, of which the Distributor retained sales charges of $163, $182, and $3,251, respectively.

Custodian. First Union National Bank ("Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements, prepares federal and state tax returns for the Fund, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  Parker,   Poe,  Adams  &   Bernstein  L.L.P.,  Charlotte,  North
Carolina, serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares

Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                                 WST Growth Fund
             [Institutional Class Shares], [Investor Class Shares],
                      or [Class C Shares], please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $125,000, and purchase shares in the Fund at the total public offering price of $125,000, the sales charge would be that applicable to a $250,000 purchase as shown in the appropriate table in the applicable Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the applicable Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each class of shares of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000 from which the
                           maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the cumulative total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized. The Fund may also quote other average annual total return and cumulative total return information that does not reflect the effects of the sales load.

The average annual total returns before taxes on distributions of the Institutional Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment (September 30, 1997) through March 31, 2002 were (7.98)%, (8.07)%, and (0.21)%, respectively. The cumulative total return before taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (0.96)%. The average annual total returns after taxes on distributions of the Institutional Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (7.98)%, (8.07)%, and (0.22)%, respectively. The cumulative total return after taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (0.98)%. The average annual total returns after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (4.86)%, (6.35)%, and (0.17)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (0.78)%.

The average annual total returns before taxes on distributions of the Investor Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment (October 3,
1997) through March 31, 2002 were (11.84)%, (9.68)%, and (1.99)%,  respectively.
Without reflecting the effects of the maximum sales load, the average annual total returns before taxes on distributions for those periods were (8.40)%, (8.52)%, and (1.15)%, respectively. The cumulative total return before taxes on distributions of the Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (8.64)%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes on distributions for that period was (5.08)%. The average annual total returns after taxes on distributions of the Investor Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (11.84)%, (9.68)%, and (1.99)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions for those periods were (8.40)%, (8.52)%, and (1.15)%, respectively. The cumulative total return after taxes on distributions of the Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (8.64)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions for that period was (5.08)%. The average annual total returns after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the one-year and three-year periods ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (7.21)%, (7.58)%, and (1.58)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares for those periods were (5.12)%, (6.69)%, and (0.92)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (6.91)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of shares for that period was (4.06)%.

The average annual total returns before taxes on distributions of the Class C Shares of the Fund for the one-year period ended March 31, 2002 and for the period since the date of initial public investment (May 20, 1999) through March 31, 2002 were (8.63)% and (10.06)%, respectively. The cumulative total return before taxes on distributions of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (26.21)%. The average annual total returns after taxes on distributions of the Class C Shares of the Fund for the one-year period ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (8.63)% and (10.06)%, respectively. The cumulative total return after taxes on distributions of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (26.21)%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Fund for the one-year period ended March 31, 2002 and for the period since the date of initial public investment through March 31, 2002 were (5.26)% and (7.88)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2002 was (20.97)%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index, the Lehman Aggregate Bond Index, the Russell

2000 Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2002,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________

                                    Wilbanks
                                     Smith &       [Logo]
                                     Thomas


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II


                           INSTITUTIONAL CLASS SHARES


                                  Annual Report

                        FOR THE YEAR ENDED MARCH 31, 2002


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                   (This page was intentionally left blank.)

Wilbanks, Smith & Thomas
Asset Management, LLC
___________________________
One Commercial Place, Suite 1450, Norfolk, VA  23510
757-623-3676      757-627-2943 FAX         wstam.com



                                 WST Growth Fund
                          Annual Report - May 24, 2002
                              Institutional Shares

      "The absent are never without fault. Nor the present without excuse."
                                                               Benjamin Franklin

                           "[Exit, pursued by a bear]"
                                                             William Shakespeare

In March of 2002 we passed the second anniversary of the S&P 500's all time high with little fanfare and absolutely no celebration. Along with the worst bear market since 1974 the past two years brought us a recession, a loss of confidence in the integrity of corporate America, and unspeakable horror in the form of terrorism. In recent weeks the Middle East has erupted in a bloodbath of suicide bombings and military strikes, and peace seems far off.

In the arena of finance, millions of Americans who once thought themselves secure are now facing real questions about their financial health. Unfortunately this group includes not only individuals who worked for problem companies like Enron but also conservative, well diversified investors who have seen the values of their retirement plans drop with the market. The strong economic numbers that we discuss in detail below are a testament to the resilience of the American people. We are moving forward with a heightened sense of purpose and resolve just as we have at each challenging point in our history.

We need to remind ourselves that the most prosperous times we have enjoyed as a nation have come on the heels of crises. Along with the challenges of a broader U.S. presence overseas comes an opportunity to expand the global marketplace and decrease barriers to trade worldwide. We believe infrastructure and technology expansion along with increased globalization will be the drivers of the next bull market. In this letter we seek to remind you that despite all of the headwinds the market faces now the fundamentals remain in place for continued prosperity.

In an age where investors are encouraged to focus on quarterly, monthly and even daily returns, we still expect that over long periods of time stocks will be by far the best performing asset class. Despite bear markets and periods of high volatility, it is our belief that investors who patiently stay the course and remain invested in high quality stocks will enjoy returns far in excess of those earned by bondholders or investors who hoard cash.

The twelve month period ending March 31, 2002, which coincides with the Fiscal Year of the WST Growth Fund, saw huge volatility but little progress in stock prices. From its March 31, 2001 close the S&P 5001 was up as much as 13% on May 22 and down as much as 16% on September 21 before closing at essentially the same level that it began the twelve month period.




--------------------------
^1 Baseline, April 1, 2002

                       Market Overview - More of the Same

In assessing the outlook for stocks we begin with a look back at the problems of the past two years. As we have often said stock prices ultimately follow earnings growth, and the market correction has been a purging of the excesses of the late `90s. Stock prices far outran earnings growth for a time and the market is waiting for corporate earnings to grow to a point where stocks look inexpensive again. In some cases they already do, and in other cases there is much work still to be done. History reveals financial corrections of some magnitude every three to five years. The accounting problems epitomized by the Enron debacle are not unlike the hedge fund crisis of 1997-98, the Latin
American debt crisis of 1994 or the $600 billion collapse of the savings and loan industry in 1992. Looking back even further it was the use of portfolio insurance during the mid 1980s that led to the stock market crash in October of 1987. Each of these events was painful in its time yet each led to measures that have strengthened the world economy and markets and none was more than a temporary setback in the upward march of U.S. equity prices.

Events centered in Houston and Washington were largely responsible for the market volatility of the first quarter. The quote by Benjamin Franklin above is apropos of these events as all parties sought to blame someone other than themselves. Corporate executives, accountants, bankers and regulators all sought to extricate themselves from a mess that could not have occurred without their complicity. Individual and institutional investors alike had good reason to lose confidence in our corporate reporting system as they watched the Enron investigation unfold on Capital Hill. The silver lining to this embarrassing cloud should be improved corporate disclosure and accounting practices.

                   The U.S. Economy: The Sleeping Giant Awakes

Our 12/31/01 quarterly letter discussed in detail the positive impact of low interest rates on the U.S. economy. The adage which advises "don't fight the Fed" is one worth heeding and the Fed had shown its determination to get the U.S. economy rolling again by cutting interest rates eleven times. These rate cuts were a timely offset to the deleveraging of the technology bubble that was driven primarily by inventory write-downs and corporate downsizing. The net effect was a very shallow recession and surprisingly strong 1.7% GDP growth during the fourth quarter of 2001. This strength is particularly surprising when viewed in the context of the events of September 11th, which set the recovery back by three to six months.

The forecasting ability of Wall Street's economists was called into question again by their misforecast of economic growth in the first quarter of 2002. In January they called for flat or only slightly positive economic performance but when the dust settled the economy weighed in with a very strong 5.8% in economic growth. Again, inventories seem to have been the key as restocking on the heels of the largest drop in inventory levels in 25 years has proven to be a very powerful driver for the past few months. Also surprising was the ongoing strength of consumer spending.

Both stock and bond investors have taken notice of the improving economy. Stock prices have recovered from their February lows as investors focus on improving profits while bond prices have faltered and yields moved significantly higher as investors prepare for the next cycle of Fed tightening. As first quarter 2002 profit reports begin it is clear that certain sectors of the economy are not completely out of the woods yet, but we believe that both the economy and profits will continue to strengthen this year.

                  Investment Results: Value Outperforms Growth

A glance at the following chart reveals an unhappy fact that most investors are well aware of. The stock market (as measured by the S&P 500) is over 8% lower as of April 1st, including dividends, than it was three years ago. Looking back a year further you notice that stock prices are at about the same level achieved in July of 1998, almost four years ago. Four years of investing with no gains has surely pushed many investors close to their pain or at least their patience threshold.

[Line graph included here]:

                           S&P 500 TOTAL RETURN(SPYZ)

                        April 1, 1997           1000.33
                        January 1, 1998         1298.82
                        January 1, 1999         1670.01
                        January 1, 2000         2021.40
                        January 1, 2001         1837.37
                        January 1, 2002         1618.98
                        April 1, 2002           1622.23

Source: Baseline, April 1, 2002 (5 Year Chart beginning April 1, 1997)

The first quarter of 2002 offered few opportunities for growth investors and value stocks posted modest gains.^2 The Lipper Growth Fund index declined 2.5% vs. the 0.27% return of the S&P 500 and the 1.9% rise in the Lipper Value Fund index.^3 Small and mid-cap stocks also performed better than the broad market during the first quarter of 2002.^4

Remember that individual investors tend to look backwards and invest in last year's best performing sector. Recent mutual fund data suggest that large numbers of dollars are flowing to value funds now at the expense of growth funds as redemptions at Janus and other large growth fund complexes are at peak levels.^5 We suspect that investors may be making the same mistakes today that they did two years ago when they threw in the towel on value funds just as that style was poised to outperform. Our letter at that time discussed the retirements of famed value investors George Soros and Julian Robertson as investors thought they had lost their touch simply because the value style was out of favor. The recent departure of Jonathan Schoolar from the AIM family of funds may signal the bottom of the growth cycle just as Soros' and Robertson's retirements did with the value cycle two years ago. WST believes that Growth at

--------------------------
^2 Barron's April 1, 2002.
^3 Barron's April 1, 2002.
^4 Barron's April 1, 2002.
^5 Barron's April 1, 2002.

a Reasonable Price (GARP) investing allows us to avoid the huge cyclical swings between the growth and value styles and generate more consistent returns than either. Interestingly the long-term performance records of the two investment styles, growth and value, are almost identical, but each style suffers long stretches of underperformance that we seek to avoid. GARP investing seeks to reduce the volatility caused by style rotation and to generate more consistent returns.

                  Fixed Income Markets: Interest Rates Move Up

The strengthening economy was reflected in the fixed income markets during the first quarter of 2002 as institutional investors pushed bond prices lower and yields higher. One-year treasury rates moved up to 2.65% from 1.8% while ten-year rates moved up to 5.4% from a low of 4.18% by the end of the quarter.^6 The Fed maintained a neutral policy which kept short-term instruments at the 1.75% fed fund rate. Consequently money market yields were unchanged during the quarter.

Ironically investors had shifted over $80 billion into bond funds during 2001^7 just in time to suffer the beginning of this bearish phase for interest rates. As we mentioned above, retail investors are one of the best contrary indicators available for the direction of markets. The chart below shows that retail investors sold $60 billion worth of bond funds during 2000 when rates were at 6%
- 7% in order to purchase a record $170 billion in stock funds. They spent much of 2001 reversing these transactions and in the meantime shifted over $400 billion into money market funds when those funds were earning their lowest yields in over 40 years.

[Bar charts included here]:

   Equity Funds            Bond Funds              Money Market Funds
 Annual Net Flows       Annual Net Flows            Annual Net Flows
   ($ Billion)             ($ Billon)                 ($ Billion)
   -----------             ----------                 -----------

   1997 - 158              1997 -  36                  1997 - 150
   1998 - 103              1998 -  59                  1998 - 276
   1999 - 117              1998 -  -3                  1998 - 229
   2000 - 171              2000 - -59                  2000 - 228
   2001 -  29              2001 -  84                  2001 - 448


Source: AMG Data Services, U.S. Based Mutual Fund Flow Report, May 8, 2002

                     The Money Mountain: Starting To Crumble

We refer frequently to the huge amount of liquidity that has accumulated in money market funds over the past eighteen months. Wary investors, uncomfortable with the equity markets, have shifted most of this cash out of stocks and the total exceeded $2.3 trillion at the end of 2001.^8 This mountain of money represented over 23%^9 of the entire U.S. stock market's value as of February, a level not seen since the market bottom in October 1974.

--------------------------
^6 Baseline, April 1, 2002.
^7 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^8 Investment Company Institute, Website, Mutual Fund Facts & Figures, March
   2002.
^9 Investment  Company  Institute,  Website,  Mutual Fund Facts & Figures, March
   2002, Bloomberg, April 1, 2002

If history repeats itself, and it usually does, much of this cash may find its way into asset classes that offer returns better than the 1-2% yields currently generated from money market funds. The first quarter of 2002 offered early signs that the trend has shifted as over $35 billion flowed into equity funds.^10 Any continuation or strengthening of this process of reallocation may have a dramatic effect on the equity markets. The $35 billion moved to stock funds this year already exceeds the $29 billion purchased during all of 2001. Our hope is that we are entering a period like 1991-1995 when $600 billion^11 moved from money market funds into other financial assets as the economy emerged from recession.

             Equity Sectors: Consumer Stocks Strong, Technology Weak

The market's volatility during the first quarter of 2002 overshadowed continued sector rotation, which presented challenges for growth and core portfolio managers. Sector returns ranged from a gain of 8.5% for consumer staple stocks to a loss of 15.5% for the telecommunications sector.^12 Once again this broad range of returns underscores the need for a diversified portfolio.

The Fund participated in the strength of the consumer sector through purchases like Anheuser-Busch and Kraft as well as more seasoned holdings like PepsiCo.^13 Valuation continues to be a key driver of stock performance and the "reasonable price" portion of the GARP equation has protected the Fund from the devastation suffered by so many growth managers over the past two years. We have often used the example of PepsiCo vs. Coca Cola as a model of GARP vs. classic growth and our position in PepsiCo has performed well as its valuation has expanded. We remain very bullish on the company as it continues to execute extremely well in both its beverage and snack businesses in the U.S. and abroad.

The telecommunications service sector was under siege during the quarter and the Fund did not escape unscathed. We sold WorldCom^14 as the deteriorating capital markets compounded the challenges in its core businesses. Fortunately our sell discipline led us to liquidate our position early in the first quarter of 2002 and limited our losses as the stock declined another 32% by quarter end.^15 We remain invested in two of the high quality stocks in the telecom sector, Alltel and Verizon^16, but we continue to watch events in the area closely as this sector has been hit hard by many of the issues challenging the overall market. Our faith in these companies is supported by our belief that demand for telecommunication services will rebound and grow robustly over the next five years due to growth in the Internet and other new data applications. Still, we are very aware that short-term volatility beyond a certain level is unacceptable and may require us to take to the sidelines until the timing of the telecom recovery is clearer.

Technology stocks also under-performed during the first quarter of 2002 with the sector declining 7.5%^17 overall. Wall Street has all but written off technology stocks in favor of cyclical companies or basic material stocks and we believe this trend presents an opportunity for us to own industry leaders in the most dynamic segment of the market at very reasonable prices. The Internet continues to grow in all dimensions: speed, applications, volume of content, users, etc. No mass technology has ever been adopted so quickly and renewed activity in the venture capital arena suggests that a number of new applications are close to fruition that will be no less revolutionary than Netscape, Google, or Amazon


--------------------------
^10 Investment Company Institute,  Website, Mutual Fund Facts & Figures,
    March 2002.
^11 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^12 Baseline, April 1, 2002
^13 Holdings represent 2.6%, 2.8%, and 2.7% of the Fund, respectively.
^14 Holdings represented 2.2% of the Fund.
^15 Baseline, April 1, 2002
^16 Holdings represents 2.2% and 2.4% of the Fund, respectively.
^17 Baseline, April 1, 2002
were in their day. The installed base of PC's continues to age, and given the dearth of corporate spending over the past two years the situation may soon approach a critical point. The speed and processing power of a computer purchased in 1998 or 1999 in anticipation of Y2K will not be sufficient to support the new applications. The issues are similar outside of the PC sector as well as software applications, storage, and capital equipment should benefit from any pick up in spending. The Fund is well positioned for the up turn and purchases like Agilent and Nokia^18 have produced early gains. Our companies are reasonably priced and well positioned for strong growth as we own the best of breed companies in each industry including Dell in laptops, and Intel in semiconductors.

                     Market Outlook: Bullish on the Economy

Bear markets end when fundamentals improve or stocks get too cheap, and with the economy recovering the primary debate today is focused on valuation. Bears contend that a market price to earnings ratio above 20 limits stocks' appreciation potential. With the S&P 500 having posted a 24% rally and the NASDAQ a 50% rally from the market bottom on September 24, 2001 through January 7th of 2002^19, we would expect stocks to move sidewise as they are now. Our answer to the valuation question is the earnings potential of corporate America as the economy recovers. Think of the past two years as boot camp for companies; balance sheets are being cleaned up, inventories rationalized, and productivity enhanced through downsizing and technology. Not every company will survive, but we believe the strong ones will and when the recovery becomes more widespread they will be profit machines!

                                     Summary

By nature the stock market is volatile and unpredictable, but it is characterized by patterns that repeat themselves. Stock prices follow earnings. Human emotions create opportunities through mispriced securities. Our goal is to take advantage of those patterns by purchasing shares of high quality, consistently growing companies when they are reasonably priced. It sounds simple and it is; the challenge comes down to applying the discipline rigorously and staying with it when short-term volatility begins to seem like the long-term trend.

While we can't promise that stocks will go up this quarter or next we remain convinced that the path to wealth is through ownership of great companies, and our discipline is designed to find them for you and to buy them at reasonable prices.

On an administrative note, Wilbanks, Smith & Thomas is pleased to announce our move to newer and larger quarters in downtown Norfolk. We are scheduled to move down the street on June 1st and hope you will stop by for a visit when you are in town! Have a pleasant Spring!

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Eric T. Allard
Mark R. Warden

--------------------------
^18 Holdings represent 2.6% and 1.9% of the Fund respectively.
^19 Baseline, April 1, 2002

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
________________________________________________________________________________

                                 WST GROWTH FUND
                           Institutional Class Shares

                     Performance Update - $25,000 Investment

             For the period from September 30, 1997 (Date of Initial
                      Public Investment) to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                                  WST Growth
                              Fund Institutional          S&P 500 Total
                                 Class Shares             Return Index
--------------------------------------------------------------------------------
        9/30/97                     $25,000                 $25,000
       12/31/97                      25,502                  25,718
        3/31/98                      28,179                  29,306
        6/30/98                      28,453                  30,273
        9/30/98                      24,759                  27,262
       12/31/98                      30,575                  33,068
        3/31/99                      31,873                  34,715
        6/30/99                      33,670                  37,162
        9/30/99                      30,675                  34,842
       12/31/99                      34,893                  40,026
        3/31/00                      35,442                  40,944
        6/30/00                      34,444                  39,856
        9/30/00                      32,422                  39,470
       12/31/00                      30,151                  36,382
        3/31/01                      26,906                  32,069
        6/30/01                      26,606                  33,945
        9/30/01                      22,538                  28,963
       12/31/01                      25,159                  32,057
        3/31/02                      24,759                  32,146


This  graph  depicts  the  performance  of the  WST  Growth  Fund  (the  "Fund")
Institutional Class Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
        ---------------- --------------- -----------------------------
            One Year       Three Years      Since 9/30/97 (Date of
                                           Initial Public Investment)
        ---------------- --------------- -----------------------------
            (7.98)%          (8.07)%                (0.21)%
        ---------------- --------------- -----------------------------


>> The graph assumes an initial $25,000 investment at September 30, 1997 (date of initial public investment). All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund's Institutional Class Shares would have decreased to $24,759 - a cumulative total investment return of (0.96)% since September 30, 1997.

>> At March 31, 2002, the value of a similar investment in the S&P 500 Total Return Index would have increased to $32,146 - a cumulative total investment return of 28.58% since September 30, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 94.26%

      Aerospace & Defense - 2.64%
           Lockheed Martin Corporation .............................................                   7,500             $   431,850
                                                                                                                         -----------

      Beverages - 2.68%
           PepsiCo, Inc. ...........................................................                   8,500                 437,750
                                                                                                                         -----------

      Biopharmaceuticals - 2.48%
           Pharmacia Corporation ...................................................                   9,000                 405,720
                                                                                                                         -----------

      Brewery - 2.56%
           Anheuser-Busch Companies, Inc. ..........................................                   8,000                 417,600
                                                                                                                         -----------

      Broadcast - Cable - 2.34%
        (a)Comcast Corporation .....................................................                  12,000                 381,600
                                                                                                                         -----------

      Computers - 4.15%
        (a)Dell Computer Corporation ...............................................                  14,000                 365,540
           International Business Machines Corporation .............................                   3,000                 312,000
                                                                                                                         -----------
                                                                                                                             677,540
                                                                                                                         -----------
      Computer Software & Services - 9.58%
        (a)AOL Time Warner Inc. ....................................................                  20,000                 473,000
           First Data Corporation ..................................................                   5,000                 436,250
        (a)Microsoft Corporation ...................................................                   6,000                 361,860
        (a)Oracle Corporation ......................................................                  23,000                 294,400
                                                                                                                         -----------
                                                                                                                           1,565,510
                                                                                                                         -----------
      Electrical Equipment - 3.16%
           Emerson Electric Company ................................................                   9,000                 516,510
                                                                                                                         -----------

      Electronics - Semiconductor - 7.13%
        (a)Agilent Technologies, Inc. ..............................................                  11,000                 419,520
           Intel Corporation .......................................................                  12,000                 364,920
           Texas Instruments Incorporated ..........................................                  11,500                 380,650
                                                                                                                         -----------
                                                                                                                           1,165,090
                                                                                                                         -----------
      Entertainment - 5.94%
           The Walt Disney Company .................................................                  19,000                 438,900
        (a)Viacom Inc. .............................................................                  11,000                 532,070
                                                                                                                         -----------
                                                                                                                             970,970
                                                                                                                         -----------
      Financial - Banks, Money Centers - 6.19%
           Citigroup Inc. ..........................................................                  11,166                 553,275
           Morgan Stanley Dean Witter & Co. ........................................                   8,000                 458,560
                                                                                                                         -----------
                                                                                                                           1,011,835
                                                                                                                         -----------
      Food - Miscellaneous - 2.84%
           Kraft Foods Inc. ........................................................                  12,000                 463,800
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 6.68%
           AFLAC INCORPORATED .....................................................                   16,000             $   472,000
           Marsh & McLennan Companies, Inc. .......................................                    5,500                 620,070
                                                                                                                         -----------
                                                                                                                           1,092,070
                                                                                                                         -----------
      Insurance - Multiline - 2.32%
           American International Group, Inc. .....................................                    5,250                 378,683
                                                                                                                         -----------

      Machine - Construction & Mining - 2.96%
           Caterpillar Inc. .......................................................                    8,500                 483,225
                                                                                                                         -----------

      Medical - Biotechnology - 2.45%
        (a)Amgen Inc. .............................................................                    6,700                 399,856
                                                                                                                         -----------

      Medical Supplies - 2.39%
           Johnson & Johnson ......................................................                    6,000                 389,700
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.88%
           Schlumberger Limited ...................................................                    8,000                 470,560
                                                                                                                         -----------

      Oil & Gas - Exploration - 3.22%
           Exxon Mobil Corporation ................................................                   12,000                 525,960
                                                                                                                         -----------

      Packaging & Containers - 3.17%
           Kimberly - Clark Corporation ...........................................                    8,000                 517,200
                                                                                                                         -----------

      Pharmaceuticals - 4.90%
           Merck & Co., Inc. ......................................................                    7,000                 403,060
           Pfizer Inc. ............................................................                   10,000                 397,400
                                                                                                                         -----------
                                                                                                                             800,460
                                                                                                                         -----------
      Publishing - Newspaper - 2.49%
           The New York Times Company .............................................                    8,500                 406,810
                                                                                                                         -----------

      Retail - Specialty Line - 2.57%
           RadioShack Corporation .................................................                   14,000                 420,000
                                                                                                                         -----------

      Telecommunications - 6.54%
           ALLTEL Corporation .....................................................                    6,500                 361,075
           Verizon Communications Inc. ............................................                    8,600                 396,460
           Nokia Oyj - ADR ........................................................                   15,000                 311,550
                                                                                                                         -----------
                                                                                                                           1,069,085
                                                                                                                         -----------

           Total Common Stocks (Cost $14,674,233) ..........................................................              15,399,384
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.96%

      Evergreen Select Money Market Fund Class IS #695 ............................                  236,072             $   236,072
      Evergreen Select Money Market Fund Class I #495 .............................                  736,755                 736,755
                                                                                                                         -----------

           Total Investment Companies (Cost $972,827) ......................................................                 972,827
                                                                                                                         -----------


Total Value of Investments (Cost $15,647,060 (b)) .................................                   100.22 %          $16,372,211
Liabilities in Excess of Other Assets .............................................                    (0.22)%              (36,080)
                                                                                                      ------            -----------
      Net Assets ..................................................................                   100.00 %          $16,336,131
                                                                                                      ======            ===========




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $15,653,999. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................            $ 1,667,227
           Unrealized depreciation .........................................................................               (949,015)
                                                                                                                        -----------

                      Net unrealized appreciation ..........................................................            $   718,212
                                                                                                                        ===========



      The following acronym is used in this portfolio:

           ADR - American Depository Receipt















See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $15,647,060) ........................................................                $ 16,372,211
      Income receivable ...............................................................................                      14,514
      Receivable for fund shares sold .................................................................                         531
      Prepaid expenses ................................................................................                       3,888
      Deferred organization expenses, net (note 4) ....................................................                       4,071
                                                                                                                       ------------

           Total assets ...............................................................................                  16,395,215
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      34,016
      Payable for fund shares redeemed ................................................................                       1,500
      Disbursements in excess of cash on demand deposit ...............................................                      22,811
      Other liabilities ...............................................................................                         757
                                                                                                                       ------------

           Total liabilities ..........................................................................                      59,084
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,336,131
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 18,262,552
      Accumulated net realized loss on investments ....................................................                  (2,651,572)
      Net unrealized appreciation on investments ......................................................                     725,151
                                                                                                                       ------------
                                                                                                                       $ 16,336,131
                                                                                                                       ============
CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($387,977 / 40,291 shares) .................................................................                $       9.63
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,322,067 / 1,443,866 shares) ...........................................................                $       9.92
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,626,087 / 167,722 shares) ..............................................................                $       9.70
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $9.70) .........................................                $      10.08
                                                                                                                       ============












See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   184,253
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  122,175
           Fund administration fees (note 2) .............................................................                   28,510
           Distribution and service fees - Investor Class Shares (note 3) ................................                    8,622
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,164
           Custody fees ..................................................................................                    7,925
           Registration and filing administration fees (note 2) ..........................................                    6,381
           Fund accounting fees (note 2) .................................................................                   46,629
           Audit fees ....................................................................................                   16,895
           Legal fees ....................................................................................                   12,334
           Securities pricing fees .......................................................................                    3,192
           Shareholder recordkeeping fees ................................................................                   30,000
           Shareholder servicing expenses ................................................................                    7,656
           Registration and filing expenses ..............................................................                    9,823
           Printing expenses .............................................................................                    9,936
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    3,989
           Other operating expenses ......................................................................                    7,056
                                                                                                                        -----------

               Total expenses ............................................................................                  332,514
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (35,613)
                                                                                                                        -----------

               Net expenses ..............................................................................                  296,901
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (112,648)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (2,240,369)
      Decrease in unrealized depreciation on investments .................................................                1,067,631
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (1,172,738)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(1,285,386)
                                                                                                                        ===========








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                         March 31,        March 31,
                                                                                                           2002             2001
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................                   $  (112,648)     $  (152,642)
         Net realized (loss) gain from investment transactions .....................                    (2,240,369)         765,833
         (Decrease) increase in unrealized depreciation on investments .............                     1,067,631       (5,697,958)
                                                                                                       -----------      -----------
              Net decrease in net assets resulting from operations .................                    (1,285,386)      (5,084,767)
                                                                                                       -----------      -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                       796,419           75,933
                                                                                                       -----------      -----------

                     Total decrease in net assets ..................................                      (488,967)      (5,008,834)

NET ASSETS
     Beginning of year .............................................................                    16,825,098       21,833,932
                                                                                                       -----------      -----------

     End of year ...................................................................                   $16,336,131      $16,825,098
                                                                                                       ===========      ===========


(a) A summary of capital share activity follows:
                                                                     ---------------------------------------------------------------
                                                                               Year ended                        Year ended
                                                                             March 31, 2002                    March 31, 2001
                                                                        Shares           Value            Shares           Value
                                                                     ---------------------------------------------------------------
----------------------------------------------------
                   CLASS C SHARES
----------------------------------------------------
Shares sold ........................................                           0      $         0           23,456      $   283,691
Shares redeemed ....................................                      (4,564)         (45,277)         (11,052)        (137,035)
                                                                     -----------      -----------      -----------      -----------
     Net (decrease) increase .......................                      (4,564)     $   (45,277)          12,404      $   146,656
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
             INSTITUTIONAL CLASS SHARES
----------------------------------------------------
Shares sold ........................................                     230,821      $ 2,286,349          364,928      $ 4,545,241
Shares redeemed ....................................                    (124,021)      (1,282,602)        (206,613)      (2,601,649)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                     106,800      $ 1,003,747          158,315      $ 1,943,592
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
               INVESTOR CLASS SHARES
----------------------------------------------------
Shares sold ........................................                      16,127      $   167,954           21,742      $   280,289
Shares redeemed ....................................                     (32,352)        (330,005)        (168,984)      (2,294,604)
                                                                     -----------      -----------      -----------      -----------
     Net decrease ..................................                     (16,225)     $  (162,051)        (147,242)     $(2,014,315)
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
                   FUND SUMMARY
----------------------------------------------------
Shares sold ........................................                     246,948      $ 2,454,303          410,126      $ 5,109,221
Shares redeemed ....................................                    (160,937)      (1,657,884)        (386,649)      (5,033,288)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                      86,011      $   796,419           23,477      $    75,933
                                                                     ===========      ===========      ===========      ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                   March 31,         March 31,         March 31,
                                                                                     2002              2001            2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................................        $   10.54         $   13.99         $   13.05

      (Loss) income from investment operations
           Net investment loss ...........................................            (0.17)            (0.16)            (0.06)
           Net realized and unrealized (loss) gain on investments ........            (0.74)            (3.29)             1.00
                                                                                  ---------         ---------         ---------

               Total from investment operations ..........................            (0.91)            (3.45)             0.94
                                                                                  ---------         ---------         ---------

Net asset value, end of period ...........................................        $    9.63         $   10.54         $   13.99
                                                                                  =========         =========         =========

Total return .............................................................            (8.63)%          (24.66)%            7.20 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period ..........................................        $ 387,977         $ 472,698         $ 453,984
                                                                                  =========         =========         =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .................             2.72 %            2.44 %            2.45 %(b)
           After expense reimbursements and waived fees ..................             2.50 %            2.44 %            2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .................            (1.59)%           (1.45)%           (1.30)%(b)
           After expense reimbursements and waived fees ..................            (1.37)%           (1.45)%           (1.19)%(b)

      Portfolio turnover rate ............................................            49.97 %           74.25 %           50.40 %


(a)   For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.77   $     14.20   $     12.77   $     11.29   $     10.02

      (Loss) income from investment operations
           Net investment loss .........................          (0.06)        (0.08)        (0.04)         0.00          0.00
           Net realized and unrealized (loss) gain
               on investments ..........................          (0.79)        (3.35)         1.47          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.85)        (3.43)         1.43          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.92   $     10.77   $     14.20   $     12.77   $     11.29
                                                            ===========   ===========   ===========   ===========   ===========

Total return ...........................................          (7.98)%      (24.08)%       11.20 %       13.11 %       12.72 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $14,322,067   $14,405,659   $16,737,026   $11,419,391   $ 6,376,193
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           1.97 %        1.68 %        1.68 %        2.08 %        3.15 %(b)
           After expense reimbursements and waived fees            1.75 %        1.68 %        1.60 %        1.75 %        1.75 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees          (0.84)%       (0.69)%       (0.45)%       (0.35)%       (1.31)%(b)
           After expense reimbursements and waived fees           (0.62)%       (0.69)%       (0.37)%       (0.01)%        0.09 %(b)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES


------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.58   $     14.02   $     12.67   $     11.26   $     10.22

      (Loss) income from investment operations
           Net investment loss .........................          (0.13)        (0.18)        (0.10)        (0.04)        (0.01)
           Net realized and unrealized gain (loss)
               on investments ..........................          (0.75)        (3.26)         1.45          1.45          1.05
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.88)        (3.44)         1.35          1.41          1.04
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.70   $     10.58   $     14.02   $     12.67   $     11.26
                                                            ===========   ===========   ===========   ===========   ===========

Total return (b) .......................................          (8.40)%      (24.47)%       10.66 %       12.52 %        10.19 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $ 1,626,087   $ 1,946,741   $ 4,642,922   $ 2,539,131   $   763,186
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           2.47 %        2.14 %        2.15 %        2.56 %        3.63 %(c)
           After expense reimbursements and waived fees            2.25 %        2.14 %        2.10 %        2.25 %        2.25 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees          (1.34)%       (1.13)%       (0.93)%       (0.84)%       (1.70)%(c)
           After expense reimbursements and waived fees           (1.12)%       (1.13)%       (0.88)%       (0.53)%       (0.31)%(c)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.

(b)   Total return does not reflect payment of sales charge.

(c)   Annualized.











See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust (the "Trustees") approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

      Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


      A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

      B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal
            Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

            The Fund has capital loss carryforwards for federal income tax purposes of $1,606,471, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008 and $1,203,981 expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



            Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

      E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

      The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $35,613 ($0.02 per share) for the year ended March 31, 2002.

      The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



      North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

      Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2002, the Distributor retained sales charges in the amount of $163.

      Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

      The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

      The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $8,622 of such expenses for the Investor Class Shares and $3,164 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2002.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $8,046,052 and $7,665,887, respectively, for the year ended March 31, 2002.

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.


---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------


Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002

__________
Deloitte
Touche
Tohmatsu
__________

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










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




________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________

                                    Wilbanks
                                     Smith &       [Logo]
                                     Thomas


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II


                              INVESTOR CLASS SHARES


                                  Annual Report

                        FOR THE YEAR ENDED MARCH 31, 2002


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                   (This page was intentionally left blank.)

Wilbanks, Smith & Thomas
Asset Management, LLC
___________________________
One Commercial Place, Suite 1450, Norfolk, VA  23510
757-623-3676      757-627-2943 FAX         wstam.com



                                 WST Growth Fund
                          Annual Report - May 24, 2002
                                 Investor Shares

      "The absent are never without fault. Nor the present without excuse."
                                                               Benjamin Franklin

                           "[Exit, pursued by a bear]"
                                                             William Shakespeare

In March of 2002 we passed the second anniversary of the S&P 500's all time high with little fanfare and absolutely no celebration. Along with the worst bear market since 1974 the past two years brought us a recession, a loss of confidence in the integrity of corporate America, and unspeakable horror in the form of terrorism. In recent weeks the Middle East has erupted in a bloodbath of suicide bombings and military strikes, and peace seems far off.

In the arena of finance, millions of Americans who once thought themselves secure are now facing real questions about their financial health. Unfortunately this group includes not only individuals who worked for problem companies like Enron but also conservative, well diversified investors who have seen the values of their retirement plans drop with the market. The strong economic numbers that we discuss in detail below are a testament to the resilience of the American people. We are moving forward with a heightened sense of purpose and resolve just as we have at each challenging point in our history.

We need to remind ourselves that the most prosperous times we have enjoyed as a nation have come on the heels of crises. Along with the challenges of a broader U.S. presence overseas comes an opportunity to expand the global marketplace and decrease barriers to trade worldwide. We believe infrastructure and technology expansion along with increased globalization will be the drivers of the next bull market. In this letter we seek to remind you that despite all of the headwinds the market faces now the fundamentals remain in place for continued prosperity.

In an age where investors are encouraged to focus on quarterly, monthly and even daily returns, we still expect that over long periods of time stocks will be by far the best performing asset class. Despite bear markets and periods of high volatility, it is our belief that investors who patiently stay the course and remain invested in high quality stocks will enjoy returns far in excess of those earned by bondholders or investors who hoard cash.

The twelve month period ending March 31, 2002, which coincides with the Fiscal Year of the WST Growth Fund, saw huge volatility but little progress in stock prices. From its March 31, 2001 close the S&P 5001 was up as much as 13% on May 22 and down as much as 16% on September 21 before closing at essentially the same level that it began the twelve month period.


--------------------------
^1 Baseline, April 1, 2002

                       Market Overview - More of the Same

In assessing the outlook for stocks we begin with a look back at the problems of the past two years. As we have often said stock prices ultimately follow earnings growth, and the market correction has been a purging of the excesses of the late `90s. Stock prices far outran earnings growth for a time and the market is waiting for corporate earnings to grow to a point where stocks look inexpensive again. In some cases they already do, and in other cases there is much work still to be done. History reveals financial corrections of some magnitude every three to five years. The accounting problems epitomized by the Enron debacle are not unlike the hedge fund crisis of 1997-98, the Latin
American debt crisis of 1994 or the $600 billion collapse of the savings and loan industry in 1992. Looking back even further it was the use of portfolio insurance during the mid 1980s that led to the stock market crash in October of 1987. Each of these events was painful in its time yet each led to measures that have strengthened the world economy and markets and none was more than a temporary setback in the upward march of U.S. equity prices.

Events centered in Houston and Washington were largely responsible for the market volatility of the first quarter. The quote by Benjamin Franklin above is apropos of these events as all parties sought to blame someone other than themselves. Corporate executives, accountants, bankers and regulators all sought to extricate themselves from a mess that could not have occurred without their complicity. Individual and institutional investors alike had good reason to lose confidence in our corporate reporting system as they watched the Enron investigation unfold on Capital Hill. The silver lining to this embarrassing cloud should be improved corporate disclosure and accounting practices.

                   The U.S. Economy: The Sleeping Giant Awakes

Our 12/31/01 quarterly letter discussed in detail the positive impact of low interest rates on the U.S. economy. The adage which advises "don't fight the Fed" is one worth heeding and the Fed had shown its determination to get the U.S. economy rolling again by cutting interest rates eleven times. These rate cuts were a timely offset to the deleveraging of the technology bubble that was driven primarily by inventory write-downs and corporate downsizing. The net effect was a very shallow recession and surprisingly strong 1.7% GDP growth during the fourth quarter of 2001. This strength is particularly surprising when viewed in the context of the events of September 11th, which set the recovery back by three to six months.

The forecasting ability of Wall Street's economists was called into question again by their misforecast of economic growth in the first quarter of 2002. In January they called for flat or only slightly positive economic performance but when the dust settled the economy weighed in with a very strong 5.8% in economic growth. Again, inventories seem to have been the key as restocking on the heels of the largest drop in inventory levels in 25 years has proven to be a very powerful driver for the past few months. Also surprising was the ongoing strength of consumer spending.

Both stock and bond investors have taken notice of the improving economy. Stock prices have recovered from their February lows as investors focus on improving profits while bond prices have faltered and yields moved significantly higher as investors prepare for the next cycle of Fed tightening. As first quarter 2002 profit reports begin it is clear that certain sectors of the economy are not completely out of the woods yet, but we believe that both the economy and profits will continue to strengthen this year.

                  Investment Results: Value Outperforms Growth

A glance at the following chart reveals an unhappy fact that most investors are well aware of. The stock market (as measured by the S&P 500) is over 8% lower as of April 1st, including dividends, than it was three years ago. Looking back a year further you notice that stock prices are at about the same level achieved in July of 1998, almost four years ago. Four years of investing with no gains has surely pushed many investors close to their pain or at least their patience threshold.

[Line graph included here]:

                           S&P 500 TOTAL RETURN(SPYZ)

                        April 1, 1997           1000.33
                        January 1, 1998         1298.82
                        January 1, 1999         1670.01
                        January 1, 2000         2021.40
                        January 1, 2001         1837.37
                        January 1, 2002         1618.98
                        April 1, 2002           1622.23

Source: Baseline, April 1, 2002 (5 Year Chart beginning April 1, 1997)

The first quarter of 2002 offered few opportunities for growth investors and value stocks posted modest gains.^2 The Lipper Growth Fund index declined 2.5% vs. the 0.27% return of the S&P 500 and the 1.9% rise in the Lipper Value Fund index.^3 Small and mid-cap stocks also performed better than the broad market during the first quarter of 2002.^4

Remember that individual investors tend to look backwards and invest in last year's best performing sector. Recent mutual fund data suggest that large numbers of dollars are flowing to value funds now at the expense of growth funds as redemptions at Janus and other large growth fund complexes are at peak levels.^5 We suspect that investors may be making the same mistakes today that they did two years ago when they threw in the towel on value funds just as that style was poised to outperform. Our letter at that time discussed the retirements of famed value investors George Soros and Julian Robertson as investors thought they had lost their touch simply because the value style was out of favor. The recent departure of Jonathan Schoolar from the AIM family of funds may signal the bottom of the growth cycle just as Soros' and Robertson's retirements did with the value cycle two years ago. WST believes that Growth at

--------------------------
^2 Barron's April 1, 2002.
^3 Barron's April 1, 2002.
^4 Barron's April 1, 2002.
^5 Barron's April 1, 2002.

a Reasonable Price (GARP) investing allows us to avoid the huge cyclical swings between the growth and value styles and generate more consistent returns than either. Interestingly the long-term performance records of the two investment styles, growth and value, are almost identical, but each style suffers long stretches of underperformance that we seek to avoid. GARP investing seeks to reduce the volatility caused by style rotation and to generate more consistent returns.

                  Fixed Income Markets: Interest Rates Move Up

The strengthening economy was reflected in the fixed income markets during the first quarter of 2002 as institutional investors pushed bond prices lower and yields higher. One-year treasury rates moved up to 2.65% from 1.8% while ten-year rates moved up to 5.4% from a low of 4.18% by the end of the quarter.^6 The Fed maintained a neutral policy which kept short-term instruments at the 1.75% fed fund rate. Consequently money market yields were unchanged during the quarter.

Ironically investors had shifted over $80 billion into bond funds during 2001^7 just in time to suffer the beginning of this bearish phase for interest rates. As we mentioned above, retail investors are one of the best contrary indicators available for the direction of markets. The chart below shows that retail investors sold $60 billion worth of bond funds during 2000 when rates were at 6%
- 7% in order to purchase a record $170 billion in stock funds. They spent much of 2001 reversing these transactions and in the meantime shifted over $400 billion into money market funds when those funds were earning their lowest yields in over 40 years.

[Bar charts included here]:

   Equity Funds            Bond Funds              Money Market Funds
 Annual Net Flows       Annual Net Flows            Annual Net Flows
   ($ Billion)             ($ Billon)                 ($ Billion)
   -----------             ----------                 -----------

   1997 - 158              1997 -  36                  1997 - 150
   1998 - 103              1998 -  59                  1998 - 276
   1999 - 117              1998 -  -3                  1998 - 229
   2000 - 171              2000 - -59                  2000 - 228
   2001 -  29              2001 -  84                  2001 - 448


Source: AMG Data Services, U.S. Based Mutual Fund Flow Report, May 8, 2002

                     The Money Mountain: Starting To Crumble

We refer frequently to the huge amount of liquidity that has accumulated in money market funds over the past eighteen months. Wary investors, uncomfortable with the equity markets, have shifted most of this cash out of stocks and the total exceeded $2.3 trillion at the end of 2001.^8 This mountain of money represented over 23%^9 of the entire U.S. stock market's value as of February, a level not seen since the market bottom in October 1974.

--------------------------
^6 Baseline, April 1, 2002.
^7 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^8 Investment Company Institute, Website, Mutual Fund Facts & Figures, March
   2002.
^9 Investment  Company  Institute,  Website,  Mutual Fund Facts & Figures, March
   2002, Bloomberg, April 1, 2002

If history repeats itself, and it usually does, much of this cash may find its way into asset classes that offer returns better than the 1-2% yields currently generated from money market funds. The first quarter of 2002 offered early signs that the trend has shifted as over $35 billion flowed into equity funds.^10 Any continuation or strengthening of this process of reallocation may have a dramatic effect on the equity markets. The $35 billion moved to stock funds this year already exceeds the $29 billion purchased during all of 2001. Our hope is that we are entering a period like 1991-1995 when $600 billion^11 moved from money market funds into other financial assets as the economy emerged from recession.

             Equity Sectors: Consumer Stocks Strong, Technology Weak

The market's volatility during the first quarter of 2002 overshadowed continued sector rotation, which presented challenges for growth and core portfolio managers. Sector returns ranged from a gain of 8.5% for consumer staple stocks to a loss of 15.5% for the telecommunications sector.^12 Once again this broad range of returns underscores the need for a diversified portfolio.

The Fund participated in the strength of the consumer sector through purchases like Anheuser-Busch and Kraft as well as more seasoned holdings like PepsiCo.^13 Valuation continues to be a key driver of stock performance and the "reasonable price" portion of the GARP equation has protected the Fund from the devastation suffered by so many growth managers over the past two years. We have often used the example of PepsiCo vs. Coca Cola as a model of GARP vs. classic growth and our position in PepsiCo has performed well as its valuation has expanded. We remain very bullish on the company as it continues to execute extremely well in both its beverage and snack businesses in the U.S. and abroad.

The telecommunications service sector was under siege during the quarter and the Fund did not escape unscathed. We sold WorldCom^14 as the deteriorating capital markets compounded the challenges in its core businesses. Fortunately our sell discipline led us to liquidate our position early in the first quarter of 2002 and limited our losses as the stock declined another 32% by quarter end.^15 We remain invested in two of the high quality stocks in the telecom sector, Alltel and Verizon^16, but we continue to watch events in the area closely as this sector has been hit hard by many of the issues challenging the overall market. Our faith in these companies is supported by our belief that demand for telecommunication services will rebound and grow robustly over the next five years due to growth in the Internet and other new data applications. Still, we are very aware that short-term volatility beyond a certain level is unacceptable and may require us to take to the sidelines until the timing of the telecom recovery is clearer.

Technology stocks also under-performed during the first quarter of 2002 with the sector declining 7.5%^17 overall. Wall Street has all but written off technology stocks in favor of cyclical companies or basic material stocks and we believe this trend presents an opportunity for us to own industry leaders in the most dynamic segment of the market at very reasonable prices. The Internet continues to grow in all dimensions: speed, applications, volume of content, users, etc. No mass technology has ever been adopted so quickly and renewed activity in the venture capital arena suggests that a number of new applications are close to fruition that will be no less revolutionary than Netscape, Google, or Amazon


--------------------------
^10 Investment Company Institute,  Website, Mutual Fund Facts & Figures,
    March 2002.
^11 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^12 Baseline, April 1, 2002
^13 Holdings represent 2.6%, 2.8%, and 2.7% of the Fund, respectively.
^14 Holdings represented 2.2% of the Fund.
^15 Baseline, April 1, 2002
^16 Holdings represents 2.2% and 2.4% of the Fund, respectively.
^17 Baseline, April 1, 2002
were in their day. The installed base of PC's continues to age, and given the dearth of corporate spending over the past two years the situation may soon approach a critical point. The speed and processing power of a computer purchased in 1998 or 1999 in anticipation of Y2K will not be sufficient to support the new applications. The issues are similar outside of the PC sector as well as software applications, storage, and capital equipment should benefit from any pick up in spending. The Fund is well positioned for the up turn and purchases like Agilent and Nokia^18 have produced early gains. Our companies are reasonably priced and well positioned for strong growth as we own the best of breed companies in each industry including Dell in laptops, and Intel in semiconductors.

                     Market Outlook: Bullish on the Economy

Bear markets end when fundamentals improve or stocks get too cheap, and with the economy recovering the primary debate today is focused on valuation. Bears contend that a market price to earnings ratio above 20 limits stocks' appreciation potential. With the S&P 500 having posted a 24% rally and the NASDAQ a 50% rally from the market bottom on September 24, 2001 through January 7th of 2002^19, we would expect stocks to move sidewise as they are now. Our answer to the valuation question is the earnings potential of corporate America as the economy recovers. Think of the past two years as boot camp for companies; balance sheets are being cleaned up, inventories rationalized, and productivity enhanced through downsizing and technology. Not every company will survive, but we believe the strong ones will and when the recovery becomes more widespread they will be profit machines!

                                     Summary

By nature the stock market is volatile and unpredictable, but it is characterized by patterns that repeat themselves. Stock prices follow earnings. Human emotions create opportunities through mispriced securities. Our goal is to take advantage of those patterns by purchasing shares of high quality, consistently growing companies when they are reasonably priced. It sounds simple and it is; the challenge comes down to applying the discipline rigorously and staying with it when short-term volatility begins to seem like the long-term trend.

While we can't promise that stocks will go up this quarter or next we remain convinced that the path to wealth is through ownership of great companies, and our discipline is designed to find them for you and to buy them at reasonable prices.

On an administrative note, Wilbanks, Smith & Thomas is pleased to announce our move to newer and larger quarters in downtown Norfolk. We are scheduled to move down the street on June 1st and hope you will stop by for a visit when you are in town! Have a pleasant Spring!

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Eric T. Allard
Mark R. Warden





--------------------------
^18 Holdings represent 2.6% and 1.9% of the Fund respectively.
^19 Baseline, April 1, 2002

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
________________________________________________________________________________

                                 WST GROWTH FUND
                              Investor Class Shares

                     Performance Update - $10,000 Investment

              For the period from October 3, 1997 (Date of Initial
                      Public Investment) to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                          WST Growth Fund             S&P 500 Total
                        Investor Class Shares          Return Index
--------------------------------------------------------------------------------
   10/3/97                    $9,625                    $10,000
  12/31/97                     9,607                     10,096
   3/31/98                    10,606                     11,505
   6/30/98                    10,701                     11,885
   9/30/98                     9,297                     10,702
  12/31/98                    11,463                     12,982
   3/31/99                    11,934                     13,629
   6/30/99                    12,593                     14,589
   9/30/99                    11,454                     13,678
  12/31/99                    13,017                     15,713
   3/31/00                    13,206                     16,074
   6/30/00                    12,819                     15,647
   9/30/00                    12,056                     15,495
  12/31/00                    11,190                     14,283
   3/31/01                     9,975                     12,590
   6/30/01                     9,994                     13,326
   9/30/01                     8,336                     11,370
  12/31/01                     9,297                     12,585
   3/31/02                     9,136                     12,620


This graph depicts the performance of the WST Growth Fund (the "Fund") Investor Class Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
-------------------------- ---------- ------------- --------------------------
                            One Year   Three Years   Since 10/3/97 (Date of
                                                     Initial Public Investment)
-------------------------- ---------- ------------- --------------------------
      No Sales Load          (8.40)%     (8.52)%              (1.15)%
-------------------------- ---------- ------------- --------------------------
 3.75% Maximum Sales Load   (11.84)%     (9.68)%              (1.99)%
-------------------------- ---------- ------------- --------------------------


>> The graph assumes an initial $10,000 investment ($9,625 after a maximum sales load of 3.75%) at October 3, 1997 (date of initial public investment). All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund's Investor Class Shares would have decreased to $9,136 - a cumulative total investment return of (8.64)% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the Fund's Investor Class Shares would have decreased to $9,492 - a cumulative total investment return of (5.08)% since October 3, 1997.

>> At March 31, 2002, the value of a similar investment in the S&P 500 Total Return Index would have increased to $12,620 - a cumulative total investment return of 26.20% since October 3, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 94.26%

      Aerospace & Defense - 2.64%
           Lockheed Martin Corporation .............................................                   7,500             $   431,850
                                                                                                                         -----------

      Beverages - 2.68%
           PepsiCo, Inc. ...........................................................                   8,500                 437,750
                                                                                                                         -----------

      Biopharmaceuticals - 2.48%
           Pharmacia Corporation ...................................................                   9,000                 405,720
                                                                                                                         -----------

      Brewery - 2.56%
           Anheuser-Busch Companies, Inc. ..........................................                   8,000                 417,600
                                                                                                                         -----------

      Broadcast - Cable - 2.34%
        (a)Comcast Corporation .....................................................                  12,000                 381,600
                                                                                                                         -----------

      Computers - 4.15%
        (a)Dell Computer Corporation ...............................................                  14,000                 365,540
           International Business Machines Corporation .............................                   3,000                 312,000
                                                                                                                         -----------
                                                                                                                             677,540
                                                                                                                         -----------
      Computer Software & Services - 9.58%
        (a)AOL Time Warner Inc. ....................................................                  20,000                 473,000
           First Data Corporation ..................................................                   5,000                 436,250
        (a)Microsoft Corporation ...................................................                   6,000                 361,860
        (a)Oracle Corporation ......................................................                  23,000                 294,400
                                                                                                                         -----------
                                                                                                                           1,565,510
                                                                                                                         -----------
      Electrical Equipment - 3.16%
           Emerson Electric Company ................................................                   9,000                 516,510
                                                                                                                         -----------

      Electronics - Semiconductor - 7.13%
        (a)Agilent Technologies, Inc. ..............................................                  11,000                 419,520
           Intel Corporation .......................................................                  12,000                 364,920
           Texas Instruments Incorporated ..........................................                  11,500                 380,650
                                                                                                                         -----------
                                                                                                                           1,165,090
                                                                                                                         -----------
      Entertainment - 5.94%
           The Walt Disney Company .................................................                  19,000                 438,900
        (a)Viacom Inc. .............................................................                  11,000                 532,070
                                                                                                                         -----------
                                                                                                                             970,970
                                                                                                                         -----------
      Financial - Banks, Money Centers - 6.19%
           Citigroup Inc. ..........................................................                  11,166                 553,275
           Morgan Stanley Dean Witter & Co. ........................................                   8,000                 458,560
                                                                                                                         -----------
                                                                                                                           1,011,835
                                                                                                                         -----------
      Food - Miscellaneous - 2.84%
           Kraft Foods Inc. ........................................................                  12,000                 463,800
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 6.68%
           AFLAC INCORPORATED .....................................................                   16,000             $   472,000
           Marsh & McLennan Companies, Inc. .......................................                    5,500                 620,070
                                                                                                                         -----------
                                                                                                                           1,092,070
                                                                                                                         -----------
      Insurance - Multiline - 2.32%
           American International Group, Inc. .....................................                    5,250                 378,683
                                                                                                                         -----------

      Machine - Construction & Mining - 2.96%
           Caterpillar Inc. .......................................................                    8,500                 483,225
                                                                                                                         -----------

      Medical - Biotechnology - 2.45%
        (a)Amgen Inc. .............................................................                    6,700                 399,856
                                                                                                                         -----------

      Medical Supplies - 2.39%
           Johnson & Johnson ......................................................                    6,000                 389,700
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.88%
           Schlumberger Limited ...................................................                    8,000                 470,560
                                                                                                                         -----------

      Oil & Gas - Exploration - 3.22%
           Exxon Mobil Corporation ................................................                   12,000                 525,960
                                                                                                                         -----------

      Packaging & Containers - 3.17%
           Kimberly - Clark Corporation ...........................................                    8,000                 517,200
                                                                                                                         -----------

      Pharmaceuticals - 4.90%
           Merck & Co., Inc. ......................................................                    7,000                 403,060
           Pfizer Inc. ............................................................                   10,000                 397,400
                                                                                                                         -----------
                                                                                                                             800,460
                                                                                                                         -----------
      Publishing - Newspaper - 2.49%
           The New York Times Company .............................................                    8,500                 406,810
                                                                                                                         -----------

      Retail - Specialty Line - 2.57%
           RadioShack Corporation .................................................                   14,000                 420,000
                                                                                                                         -----------

      Telecommunications - 6.54%
           ALLTEL Corporation .....................................................                    6,500                 361,075
           Verizon Communications Inc. ............................................                    8,600                 396,460
           Nokia Oyj - ADR ........................................................                   15,000                 311,550
                                                                                                                         -----------
                                                                                                                           1,069,085
                                                                                                                         -----------

           Total Common Stocks (Cost $14,674,233) ..........................................................              15,399,384
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.96%

      Evergreen Select Money Market Fund Class IS #695 ............................                  236,072             $   236,072
      Evergreen Select Money Market Fund Class I #495 .............................                  736,755                 736,755
                                                                                                                         -----------

           Total Investment Companies (Cost $972,827) ......................................................                 972,827
                                                                                                                         -----------


Total Value of Investments (Cost $15,647,060 (b)) .................................                   100.22 %          $16,372,211
Liabilities in Excess of Other Assets .............................................                    (0.22)%              (36,080)
                                                                                                      ------            -----------
      Net Assets ..................................................................                   100.00 %          $16,336,131
                                                                                                      ======            ===========




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $15,653,999. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................            $ 1,667,227
           Unrealized depreciation .........................................................................               (949,015)
                                                                                                                        -----------

                      Net unrealized appreciation ..........................................................            $   718,212
                                                                                                                        ===========



      The following acronym is used in this portfolio:

           ADR - American Depository Receipt















See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $15,647,060) ........................................................                $ 16,372,211
      Income receivable ...............................................................................                      14,514
      Receivable for fund shares sold .................................................................                         531
      Prepaid expenses ................................................................................                       3,888
      Deferred organization expenses, net (note 4) ....................................................                       4,071
                                                                                                                       ------------

           Total assets ...............................................................................                  16,395,215
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      34,016
      Payable for fund shares redeemed ................................................................                       1,500
      Disbursements in excess of cash on demand deposit ...............................................                      22,811
      Other liabilities ...............................................................................                         757
                                                                                                                       ------------

           Total liabilities ..........................................................................                      59,084
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,336,131
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 18,262,552
      Accumulated net realized loss on investments ....................................................                  (2,651,572)
      Net unrealized appreciation on investments ......................................................                     725,151
                                                                                                                       ------------
                                                                                                                       $ 16,336,131
                                                                                                                       ============
CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($387,977 / 40,291 shares) .................................................................                $       9.63
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,322,067 / 1,443,866 shares) ...........................................................                $       9.92
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,626,087 / 167,722 shares) ..............................................................                $       9.70
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $9.70) .........................................                $      10.08
                                                                                                                       ============












See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   184,253
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  122,175
           Fund administration fees (note 2) .............................................................                   28,510
           Distribution and service fees - Investor Class Shares (note 3) ................................                    8,622
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,164
           Custody fees ..................................................................................                    7,925
           Registration and filing administration fees (note 2) ..........................................                    6,381
           Fund accounting fees (note 2) .................................................................                   46,629
           Audit fees ....................................................................................                   16,895
           Legal fees ....................................................................................                   12,334
           Securities pricing fees .......................................................................                    3,192
           Shareholder recordkeeping fees ................................................................                   30,000
           Shareholder servicing expenses ................................................................                    7,656
           Registration and filing expenses ..............................................................                    9,823
           Printing expenses .............................................................................                    9,936
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    3,989
           Other operating expenses ......................................................................                    7,056
                                                                                                                        -----------

               Total expenses ............................................................................                  332,514
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (35,613)
                                                                                                                        -----------

               Net expenses ..............................................................................                  296,901
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (112,648)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (2,240,369)
      Decrease in unrealized depreciation on investments .................................................                1,067,631
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (1,172,738)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(1,285,386)
                                                                                                                        ===========








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                         March 31,        March 31,
                                                                                                           2002             2001
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................                   $  (112,648)     $  (152,642)
         Net realized (loss) gain from investment transactions .....................                    (2,240,369)         765,833
         (Decrease) increase in unrealized depreciation on investments .............                     1,067,631       (5,697,958)
                                                                                                       -----------      -----------
              Net decrease in net assets resulting from operations .................                    (1,285,386)      (5,084,767)
                                                                                                       -----------      -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                       796,419           75,933
                                                                                                       -----------      -----------

                     Total decrease in net assets ..................................                      (488,967)      (5,008,834)

NET ASSETS
     Beginning of year .............................................................                    16,825,098       21,833,932
                                                                                                       -----------      -----------

     End of year ...................................................................                   $16,336,131      $16,825,098
                                                                                                       ===========      ===========


(a) A summary of capital share activity follows:
                                                                     ---------------------------------------------------------------
                                                                               Year ended                        Year ended
                                                                             March 31, 2002                    March 31, 2001
                                                                        Shares           Value            Shares           Value
                                                                     ---------------------------------------------------------------
----------------------------------------------------
                   CLASS C SHARES
----------------------------------------------------
Shares sold ........................................                           0      $         0           23,456      $   283,691
Shares redeemed ....................................                      (4,564)         (45,277)         (11,052)        (137,035)
                                                                     -----------      -----------      -----------      -----------
     Net (decrease) increase .......................                      (4,564)     $   (45,277)          12,404      $   146,656
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
             INSTITUTIONAL CLASS SHARES
----------------------------------------------------
Shares sold ........................................                     230,821      $ 2,286,349          364,928      $ 4,545,241
Shares redeemed ....................................                    (124,021)      (1,282,602)        (206,613)      (2,601,649)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                     106,800      $ 1,003,747          158,315      $ 1,943,592
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
               INVESTOR CLASS SHARES
----------------------------------------------------
Shares sold ........................................                      16,127      $   167,954           21,742      $   280,289
Shares redeemed ....................................                     (32,352)        (330,005)        (168,984)      (2,294,604)
                                                                     -----------      -----------      -----------      -----------
     Net decrease ..................................                     (16,225)     $  (162,051)        (147,242)     $(2,014,315)
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
                   FUND SUMMARY
----------------------------------------------------
Shares sold ........................................                     246,948      $ 2,454,303          410,126      $ 5,109,221
Shares redeemed ....................................                    (160,937)      (1,657,884)        (386,649)      (5,033,288)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                      86,011      $   796,419           23,477      $    75,933
                                                                     ===========      ===========      ===========      ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                   March 31,         March 31,         March 31,
                                                                                     2002              2001            2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................................        $   10.54         $   13.99         $   13.05

      (Loss) income from investment operations
           Net investment loss ...........................................            (0.17)            (0.16)            (0.06)
           Net realized and unrealized (loss) gain on investments ........            (0.74)            (3.29)             1.00
                                                                                  ---------         ---------         ---------

               Total from investment operations ..........................            (0.91)            (3.45)             0.94
                                                                                  ---------         ---------         ---------

Net asset value, end of period ...........................................        $    9.63         $   10.54         $   13.99
                                                                                  =========         =========         =========

Total return .............................................................            (8.63)%          (24.66)%            7.20 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period ..........................................        $ 387,977         $ 472,698         $ 453,984
                                                                                  =========         =========         =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .................             2.72 %            2.44 %            2.45 %(b)
           After expense reimbursements and waived fees ..................             2.50 %            2.44 %            2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .................            (1.59)%           (1.45)%           (1.30)%(b)
           After expense reimbursements and waived fees ..................            (1.37)%           (1.45)%           (1.19)%(b)

      Portfolio turnover rate ............................................            49.97 %           74.25 %           50.40 %


(a)   For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.77   $     14.20   $     12.77   $     11.29   $     10.02

      (Loss) income from investment operations
           Net investment loss .........................          (0.06)        (0.08)        (0.04)         0.00          0.00
           Net realized and unrealized (loss) gain
               on investments ..........................          (0.79)        (3.35)         1.47          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.85)        (3.43)         1.43          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.92   $     10.77   $     14.20   $     12.77   $     11.29
                                                            ===========   ===========   ===========   ===========   ===========

Total return ...........................................          (7.98)%      (24.08)%       11.20 %       13.11 %       12.72 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $14,322,067   $14,405,659   $16,737,026   $11,419,391   $ 6,376,193
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           1.97 %        1.68 %        1.68 %        2.08 %        3.15 %(b)
           After expense reimbursements and waived fees            1.75 %        1.68 %        1.60 %        1.75 %        1.75 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees          (0.84)%       (0.69)%       (0.45)%       (0.35)%       (1.31)%(b)
           After expense reimbursements and waived fees           (0.62)%       (0.69)%       (0.37)%       (0.01)%        0.09 %(b)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES


------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.58   $     14.02   $     12.67   $     11.26   $     10.22

      (Loss) income from investment operations
           Net investment loss .........................          (0.13)        (0.18)        (0.10)        (0.04)        (0.01)
           Net realized and unrealized gain (loss)
               on investments ..........................          (0.75)        (3.26)         1.45          1.45          1.05
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.88)        (3.44)         1.35          1.41          1.04
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.70   $     10.58   $     14.02   $     12.67   $     11.26
                                                            ===========   ===========   ===========   ===========   ===========

Total return (b) .......................................          (8.40)%      (24.47)%       10.66 %       12.52 %        10.19 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $ 1,626,087   $ 1,946,741   $ 4,642,922   $ 2,539,131   $   763,186
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           2.47 %        2.14 %        2.15 %        2.56 %        3.63 %(c)
           After expense reimbursements and waived fees            2.25 %        2.14 %        2.10 %        2.25 %        2.25 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees          (1.34)%       (1.13)%       (0.93)%       (0.84)%       (1.70)%(c)
           After expense reimbursements and waived fees           (1.12)%       (1.13)%       (0.88)%       (0.53)%       (0.31)%(c)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.

(b)   Total return does not reflect payment of sales charge.

(c)   Annualized.











See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust (the "Trustees") approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

      Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


      A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

      B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal
            Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

            The Fund has capital loss carryforwards for federal income tax purposes of $1,606,471, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008 and $1,203,981 expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



            Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

      E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

      The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $35,613 ($0.02 per share) for the year ended March 31, 2002.

      The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



      North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

      Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2002, the Distributor retained sales charges in the amount of $163.

      Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

      The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

      The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $8,622 of such expenses for the Investor Class Shares and $3,164 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2002.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $8,046,052 and $7,665,887, respectively, for the year ended March 31, 2002.

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.


---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------


Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002

__________
Deloitte
Touche
Tohmatsu
__________

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










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




________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________

                                    Wilbanks
                                     Smith &       [Logo]
                                     Thomas


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II


                                 CLASS C SHARES


                                  Annual Report

                        FOR THE YEAR ENDED MARCH 31, 2002


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

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

Wilbanks, Smith & Thomas
Asset Management, LLC
___________________________
One Commercial Place, Suite 1450, Norfolk, VA  23510
757-623-3676      757-627-2943 FAX         wstam.com



                                 WST Growth Fund
                          Annual Report - May 24, 2002
                                 Class C Shares

      "The absent are never without fault. Nor the present without excuse."
                                                               Benjamin Franklin

                           "[Exit, pursued by a bear]"
                                                             William Shakespeare

In March of 2002 we passed the second anniversary of the S&P 500's all time high with little fanfare and absolutely no celebration. Along with the worst bear market since 1974 the past two years brought us a recession, a loss of confidence in the integrity of corporate America, and unspeakable horror in the form of terrorism. In recent weeks the Middle East has erupted in a bloodbath of suicide bombings and military strikes, and peace seems far off.

In the arena of finance, millions of Americans who once thought themselves secure are now facing real questions about their financial health. Unfortunately this group includes not only individuals who worked for problem companies like Enron but also conservative, well diversified investors who have seen the values of their retirement plans drop with the market. The strong economic numbers that we discuss in detail below are a testament to the resilience of the American people. We are moving forward with a heightened sense of purpose and resolve just as we have at each challenging point in our history.

We need to remind ourselves that the most prosperous times we have enjoyed as a nation have come on the heels of crises. Along with the challenges of a broader U.S. presence overseas comes an opportunity to expand the global marketplace and decrease barriers to trade worldwide. We believe infrastructure and technology expansion along with increased globalization will be the drivers of the next bull market. In this letter we seek to remind you that despite all of the headwinds the market faces now the fundamentals remain in place for continued prosperity.

In an age where investors are encouraged to focus on quarterly, monthly and even daily returns, we still expect that over long periods of time stocks will be by far the best performing asset class. Despite bear markets and periods of high volatility, it is our belief that investors who patiently stay the course and remain invested in high quality stocks will enjoy returns far in excess of those earned by bondholders or investors who hoard cash.

The twelve month period ending March 31, 2002, which coincides with the Fiscal Year of the WST Growth Fund, saw huge volatility but little progress in stock prices. From its March 31, 2001 close the S&P 5001 was up as much as 13% on May 22 and down as much as 16% on September 21 before closing at essentially the same level that it began the twelve month period.


--------------------------
^1 Baseline, April 1, 2002

                       Market Overview - More of the Same

In assessing the outlook for stocks we begin with a look back at the problems of the past two years. As we have often said stock prices ultimately follow earnings growth, and the market correction has been a purging of the excesses of the late `90s. Stock prices far outran earnings growth for a time and the market is waiting for corporate earnings to grow to a point where stocks look inexpensive again. In some cases they already do, and in other cases there is much work still to be done. History reveals financial corrections of some magnitude every three to five years. The accounting problems epitomized by the Enron debacle are not unlike the hedge fund crisis of 1997-98, the Latin
American debt crisis of 1994 or the $600 billion collapse of the savings and loan industry in 1992. Looking back even further it was the use of portfolio insurance during the mid 1980s that led to the stock market crash in October of 1987. Each of these events was painful in its time yet each led to measures that have strengthened the world economy and markets and none was more than a temporary setback in the upward march of U.S. equity prices.

Events centered in Houston and Washington were largely responsible for the market volatility of the first quarter. The quote by Benjamin Franklin above is apropos of these events as all parties sought to blame someone other than themselves. Corporate executives, accountants, bankers and regulators all sought to extricate themselves from a mess that could not have occurred without their complicity. Individual and institutional investors alike had good reason to lose confidence in our corporate reporting system as they watched the Enron investigation unfold on Capital Hill. The silver lining to this embarrassing cloud should be improved corporate disclosure and accounting practices.

                   The U.S. Economy: The Sleeping Giant Awakes

Our 12/31/01 quarterly letter discussed in detail the positive impact of low interest rates on the U.S. economy. The adage which advises "don't fight the Fed" is one worth heeding and the Fed had shown its determination to get the U.S. economy rolling again by cutting interest rates eleven times. These rate cuts were a timely offset to the deleveraging of the technology bubble that was driven primarily by inventory write-downs and corporate downsizing. The net effect was a very shallow recession and surprisingly strong 1.7% GDP growth during the fourth quarter of 2001. This strength is particularly surprising when viewed in the context of the events of September 11th, which set the recovery back by three to six months.

The forecasting ability of Wall Street's economists was called into question again by their misforecast of economic growth in the first quarter of 2002. In January they called for flat or only slightly positive economic performance but when the dust settled the economy weighed in with a very strong 5.8% in economic growth. Again, inventories seem to have been the key as restocking on the heels of the largest drop in inventory levels in 25 years has proven to be a very powerful driver for the past few months. Also surprising was the ongoing strength of consumer spending.

Both stock and bond investors have taken notice of the improving economy. Stock prices have recovered from their February lows as investors focus on improving profits while bond prices have faltered and yields moved significantly higher as investors prepare for the next cycle of Fed tightening. As first quarter 2002 profit reports begin it is clear that certain sectors of the economy are not completely out of the woods yet, but we believe that both the economy and profits will continue to strengthen this year.

                  Investment Results: Value Outperforms Growth

A glance at the following chart reveals an unhappy fact that most investors are well aware of. The stock market (as measured by the S&P 500) is over 8% lower as of April 1st, including dividends, than it was three years ago. Looking back a year further you notice that stock prices are at about the same level achieved in July of 1998, almost four years ago. Four years of investing with no gains has surely pushed many investors close to their pain or at least their patience threshold.

[Line graph included here]:

                           S&P 500 TOTAL RETURN(SPYZ)

                        April 1, 1997           1000.33
                        January 1, 1998         1298.82
                        January 1, 1999         1670.01
                        January 1, 2000         2021.40
                        January 1, 2001         1837.37
                        January 1, 2002         1618.98
                        April 1, 2002           1622.23

Source: Baseline, April 1, 2002 (5 Year Chart beginning April 1, 1997)

The first quarter of 2002 offered few opportunities for growth investors and value stocks posted modest gains.^2 The Lipper Growth Fund index declined 2.5% vs. the 0.27% return of the S&P 500 and the 1.9% rise in the Lipper Value Fund index.^3 Small and mid-cap stocks also performed better than the broad market during the first quarter of 2002.^4

Remember that individual investors tend to look backwards and invest in last year's best performing sector. Recent mutual fund data suggest that large numbers of dollars are flowing to value funds now at the expense of growth funds as redemptions at Janus and other large growth fund complexes are at peak levels.^5 We suspect that investors may be making the same mistakes today that they did two years ago when they threw in the towel on value funds just as that style was poised to outperform. Our letter at that time discussed the retirements of famed value investors George Soros and Julian Robertson as investors thought they had lost their touch simply because the value style was out of favor. The recent departure of Jonathan Schoolar from the AIM family of funds may signal the bottom of the growth cycle just as Soros' and Robertson's retirements did with the value cycle two years ago. WST believes that Growth at

--------------------------
^2 Barron's April 1, 2002.
^3 Barron's April 1, 2002.
^4 Barron's April 1, 2002.
^5 Barron's April 1, 2002.

a Reasonable Price (GARP) investing allows us to avoid the huge cyclical swings between the growth and value styles and generate more consistent returns than either. Interestingly the long-term performance records of the two investment styles, growth and value, are almost identical, but each style suffers long stretches of underperformance that we seek to avoid. GARP investing seeks to reduce the volatility caused by style rotation and to generate more consistent returns.

                  Fixed Income Markets: Interest Rates Move Up

The strengthening economy was reflected in the fixed income markets during the first quarter of 2002 as institutional investors pushed bond prices lower and yields higher. One-year treasury rates moved up to 2.65% from 1.8% while ten-year rates moved up to 5.4% from a low of 4.18% by the end of the quarter.^6 The Fed maintained a neutral policy which kept short-term instruments at the 1.75% fed fund rate. Consequently money market yields were unchanged during the quarter.

Ironically investors had shifted over $80 billion into bond funds during 2001^7 just in time to suffer the beginning of this bearish phase for interest rates. As we mentioned above, retail investors are one of the best contrary indicators available for the direction of markets. The chart below shows that retail investors sold $60 billion worth of bond funds during 2000 when rates were at 6%
- 7% in order to purchase a record $170 billion in stock funds. They spent much of 2001 reversing these transactions and in the meantime shifted over $400 billion into money market funds when those funds were earning their lowest yields in over 40 years.

[Bar charts included here]:

   Equity Funds            Bond Funds              Money Market Funds
 Annual Net Flows       Annual Net Flows            Annual Net Flows
   ($ Billion)             ($ Billon)                 ($ Billion)
   -----------             ----------                 -----------

   1997 - 158              1997 -  36                  1997 - 150
   1998 - 103              1998 -  59                  1998 - 276
   1999 - 117              1998 -  -3                  1998 - 229
   2000 - 171              2000 - -59                  2000 - 228
   2001 -  29              2001 -  84                  2001 - 448


Source: AMG Data Services, U.S. Based Mutual Fund Flow Report, May 8, 2002

                     The Money Mountain: Starting To Crumble

We refer frequently to the huge amount of liquidity that has accumulated in money market funds over the past eighteen months. Wary investors, uncomfortable with the equity markets, have shifted most of this cash out of stocks and the total exceeded $2.3 trillion at the end of 2001.^8 This mountain of money represented over 23%^9 of the entire U.S. stock market's value as of February, a level not seen since the market bottom in October 1974.

--------------------------
^6 Baseline, April 1, 2002.
^7 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^8 Investment Company Institute, Website, Mutual Fund Facts & Figures, March
   2002.
^9 Investment  Company  Institute,  Website,  Mutual Fund Facts & Figures, March
   2002, Bloomberg, April 1, 2002

If history repeats itself, and it usually does, much of this cash may find its way into asset classes that offer returns better than the 1-2% yields currently generated from money market funds. The first quarter of 2002 offered early signs that the trend has shifted as over $35 billion flowed into equity funds.^10 Any continuation or strengthening of this process of reallocation may have a dramatic effect on the equity markets. The $35 billion moved to stock funds this year already exceeds the $29 billion purchased during all of 2001. Our hope is that we are entering a period like 1991-1995 when $600 billion^11 moved from money market funds into other financial assets as the economy emerged from recession.

             Equity Sectors: Consumer Stocks Strong, Technology Weak

The market's volatility during the first quarter of 2002 overshadowed continued sector rotation, which presented challenges for growth and core portfolio managers. Sector returns ranged from a gain of 8.5% for consumer staple stocks to a loss of 15.5% for the telecommunications sector.^12 Once again this broad range of returns underscores the need for a diversified portfolio.

The Fund participated in the strength of the consumer sector through purchases like Anheuser-Busch and Kraft as well as more seasoned holdings like PepsiCo.^13 Valuation continues to be a key driver of stock performance and the "reasonable price" portion of the GARP equation has protected the Fund from the devastation suffered by so many growth managers over the past two years. We have often used the example of PepsiCo vs. Coca Cola as a model of GARP vs. classic growth and our position in PepsiCo has performed well as its valuation has expanded. We remain very bullish on the company as it continues to execute extremely well in both its beverage and snack businesses in the U.S. and abroad.

The telecommunications service sector was under siege during the quarter and the Fund did not escape unscathed. We sold WorldCom^14 as the deteriorating capital markets compounded the challenges in its core businesses. Fortunately our sell discipline led us to liquidate our position early in the first quarter of 2002 and limited our losses as the stock declined another 32% by quarter end.^15 We remain invested in two of the high quality stocks in the telecom sector, Alltel and Verizon^16, but we continue to watch events in the area closely as this sector has been hit hard by many of the issues challenging the overall market. Our faith in these companies is supported by our belief that demand for telecommunication services will rebound and grow robustly over the next five years due to growth in the Internet and other new data applications. Still, we are very aware that short-term volatility beyond a certain level is unacceptable and may require us to take to the sidelines until the timing of the telecom recovery is clearer.

Technology stocks also under-performed during the first quarter of 2002 with the sector declining 7.5%^17 overall. Wall Street has all but written off technology stocks in favor of cyclical companies or basic material stocks and we believe this trend presents an opportunity for us to own industry leaders in the most dynamic segment of the market at very reasonable prices. The Internet continues to grow in all dimensions: speed, applications, volume of content, users, etc. No mass technology has ever been adopted so quickly and renewed activity in the venture capital arena suggests that a number of new applications are close to fruition that will be no less revolutionary than Netscape, Google, or Amazon


--------------------------
^10 Investment Company Institute,  Website, Mutual Fund Facts & Figures,
    March 2002.
^11 AMG Data Services, U.S .Based Mutual Fund Flow Report, May 8, 2002 ^12 Baseline, April 1, 2002
^13 Holdings represent 2.6%, 2.8%, and 2.7% of the Fund, respectively.
^14 Holdings represented 2.2% of the Fund.
^15 Baseline, April 1, 2002
^16 Holdings represents 2.2% and 2.4% of the Fund, respectively.
^17 Baseline, April 1, 2002
were in their day. The installed base of PC's continues to age, and given the dearth of corporate spending over the past two years the situation may soon approach a critical point. The speed and processing power of a computer purchased in 1998 or 1999 in anticipation of Y2K will not be sufficient to support the new applications. The issues are similar outside of the PC sector as well as software applications, storage, and capital equipment should benefit from any pick up in spending. The Fund is well positioned for the up turn and purchases like Agilent and Nokia^18 have produced early gains. Our companies are reasonably priced and well positioned for strong growth as we own the best of breed companies in each industry including Dell in laptops, and Intel in semiconductors.

                     Market Outlook: Bullish on the Economy

Bear markets end when fundamentals improve or stocks get too cheap, and with the economy recovering the primary debate today is focused on valuation. Bears contend that a market price to earnings ratio above 20 limits stocks' appreciation potential. With the S&P 500 having posted a 24% rally and the NASDAQ a 50% rally from the market bottom on September 24, 2001 through January 7th of 2002^19, we would expect stocks to move sidewise as they are now. Our answer to the valuation question is the earnings potential of corporate America as the economy recovers. Think of the past two years as boot camp for companies; balance sheets are being cleaned up, inventories rationalized, and productivity enhanced through downsizing and technology. Not every company will survive, but we believe the strong ones will and when the recovery becomes more widespread they will be profit machines!

                                     Summary

By nature the stock market is volatile and unpredictable, but it is characterized by patterns that repeat themselves. Stock prices follow earnings. Human emotions create opportunities through mispriced securities. Our goal is to take advantage of those patterns by purchasing shares of high quality, consistently growing companies when they are reasonably priced. It sounds simple and it is; the challenge comes down to applying the discipline rigorously and staying with it when short-term volatility begins to seem like the long-term trend.

While we can't promise that stocks will go up this quarter or next we remain convinced that the path to wealth is through ownership of great companies, and our discipline is designed to find them for you and to buy them at reasonable prices.

On an administrative note, Wilbanks, Smith & Thomas is pleased to announce our move to newer and larger quarters in downtown Norfolk. We are scheduled to move down the street on June 1st and hope you will stop by for a visit when you are in town! Have a pleasant Spring!

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Eric T. Allard
Mark R. Warden





--------------------------
^18 Holdings represent 2.6% and 1.9% of the Fund respectively.
^19 Baseline, April 1, 2002

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
________________________________________________________________________________

                                 WST GROWTH FUND
                                 Class C Shares

                     Performance Update - $10,000 Investment

                For the period from May 20, 1999 (Date of Initial
                      Public Investment) to March 31, 2002


[Line graph included here]:

--------------------------------------------------------------------------------
                           WST Growth Fund         S&P 500 Total
                           Class C Shares           Return Index
--------------------------------------------------------------------------------
  5/20/99                     $10,000                 $10,000
  6/30/99                      10,245                  10,267
  9/30/99                       9,310                   9,626
 12/31/99                      10,575                  11,058
  3/31/00                      10,720                  11,311
  6/30/00                      10,398                  11,011
  9/30/00                       9,778                  10,904
 12/31/00                       9,073                  10,051
  3/31/01                       8,077                   8,859
  6/30/01                       8,092                   9,378
  9/30/01                       6,743                   8,001
 12/31/01                       7,517                   8,856
  3/31/02                       7,379                   8,881


This graph depicts the performance of the WST Growth Fund (the "Fund") Class C Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
                --------------------- ---------------------------
                      One Year           Since 5/20/99 (Date of
                                       Initial Public Investment)
                --------------------- ---------------------------
                       (8.63)%                 (10.06)%
                --------------------- ---------------------------


>>    The graph assumes an initial  $10,000  investment at May 20, 1999 (date of
      initial  public   investment).   All  dividends  and   distributions   are
      reinvested.

>> At March 31, 2002, the value of the Fund's Class C Shares would have decreased to $7,379 - a cumulative total investment return of (26.21)% since May 20, 1999.

>> At March 31, 2002, the value of a similar investment in the S&P 500 Total Return Index would have increased to $8,881 - a cumulative total investment return of (11.19)% since May 20, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 94.26%

      Aerospace & Defense - 2.64%
           Lockheed Martin Corporation .............................................                   7,500             $   431,850
                                                                                                                         -----------

      Beverages - 2.68%
           PepsiCo, Inc. ...........................................................                   8,500                 437,750
                                                                                                                         -----------

      Biopharmaceuticals - 2.48%
           Pharmacia Corporation ...................................................                   9,000                 405,720
                                                                                                                         -----------

      Brewery - 2.56%
           Anheuser-Busch Companies, Inc. ..........................................                   8,000                 417,600
                                                                                                                         -----------

      Broadcast - Cable - 2.34%
        (a)Comcast Corporation .....................................................                  12,000                 381,600
                                                                                                                         -----------

      Computers - 4.15%
        (a)Dell Computer Corporation ...............................................                  14,000                 365,540
           International Business Machines Corporation .............................                   3,000                 312,000
                                                                                                                         -----------
                                                                                                                             677,540
                                                                                                                         -----------
      Computer Software & Services - 9.58%
        (a)AOL Time Warner Inc. ....................................................                  20,000                 473,000
           First Data Corporation ..................................................                   5,000                 436,250
        (a)Microsoft Corporation ...................................................                   6,000                 361,860
        (a)Oracle Corporation ......................................................                  23,000                 294,400
                                                                                                                         -----------
                                                                                                                           1,565,510
                                                                                                                         -----------
      Electrical Equipment - 3.16%
           Emerson Electric Company ................................................                   9,000                 516,510
                                                                                                                         -----------

      Electronics - Semiconductor - 7.13%
        (a)Agilent Technologies, Inc. ..............................................                  11,000                 419,520
           Intel Corporation .......................................................                  12,000                 364,920
           Texas Instruments Incorporated ..........................................                  11,500                 380,650
                                                                                                                         -----------
                                                                                                                           1,165,090
                                                                                                                         -----------
      Entertainment - 5.94%
           The Walt Disney Company .................................................                  19,000                 438,900
        (a)Viacom Inc. .............................................................                  11,000                 532,070
                                                                                                                         -----------
                                                                                                                             970,970
                                                                                                                         -----------
      Financial - Banks, Money Centers - 6.19%
           Citigroup Inc. ..........................................................                  11,166                 553,275
           Morgan Stanley Dean Witter & Co. ........................................                   8,000                 458,560
                                                                                                                         -----------
                                                                                                                           1,011,835
                                                                                                                         -----------
      Food - Miscellaneous - 2.84%
           Kraft Foods Inc. ........................................................                  12,000                 463,800
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 6.68%
           AFLAC INCORPORATED .....................................................                   16,000             $   472,000
           Marsh & McLennan Companies, Inc. .......................................                    5,500                 620,070
                                                                                                                         -----------
                                                                                                                           1,092,070
                                                                                                                         -----------
      Insurance - Multiline - 2.32%
           American International Group, Inc. .....................................                    5,250                 378,683
                                                                                                                         -----------

      Machine - Construction & Mining - 2.96%
           Caterpillar Inc. .......................................................                    8,500                 483,225
                                                                                                                         -----------

      Medical - Biotechnology - 2.45%
        (a)Amgen Inc. .............................................................                    6,700                 399,856
                                                                                                                         -----------

      Medical Supplies - 2.39%
           Johnson & Johnson ......................................................                    6,000                 389,700
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.88%
           Schlumberger Limited ...................................................                    8,000                 470,560
                                                                                                                         -----------

      Oil & Gas - Exploration - 3.22%
           Exxon Mobil Corporation ................................................                   12,000                 525,960
                                                                                                                         -----------

      Packaging & Containers - 3.17%
           Kimberly - Clark Corporation ...........................................                    8,000                 517,200
                                                                                                                         -----------

      Pharmaceuticals - 4.90%
           Merck & Co., Inc. ......................................................                    7,000                 403,060
           Pfizer Inc. ............................................................                   10,000                 397,400
                                                                                                                         -----------
                                                                                                                             800,460
                                                                                                                         -----------
      Publishing - Newspaper - 2.49%
           The New York Times Company .............................................                    8,500                 406,810
                                                                                                                         -----------

      Retail - Specialty Line - 2.57%
           RadioShack Corporation .................................................                   14,000                 420,000
                                                                                                                         -----------

      Telecommunications - 6.54%
           ALLTEL Corporation .....................................................                    6,500                 361,075
           Verizon Communications Inc. ............................................                    8,600                 396,460
           Nokia Oyj - ADR ........................................................                   15,000                 311,550
                                                                                                                         -----------
                                                                                                                           1,069,085
                                                                                                                         -----------

           Total Common Stocks (Cost $14,674,233) ..........................................................              15,399,384
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.96%

      Evergreen Select Money Market Fund Class IS #695 ............................                  236,072             $   236,072
      Evergreen Select Money Market Fund Class I #495 .............................                  736,755                 736,755
                                                                                                                         -----------

           Total Investment Companies (Cost $972,827) ......................................................                 972,827
                                                                                                                         -----------


Total Value of Investments (Cost $15,647,060 (b)) .................................                   100.22 %          $16,372,211
Liabilities in Excess of Other Assets .............................................                    (0.22)%              (36,080)
                                                                                                      ------            -----------
      Net Assets ..................................................................                   100.00 %          $16,336,131
                                                                                                      ======            ===========




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $15,653,999. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................            $ 1,667,227
           Unrealized depreciation .........................................................................               (949,015)
                                                                                                                        -----------

                      Net unrealized appreciation ..........................................................            $   718,212
                                                                                                                        ===========



      The following acronym is used in this portfolio:

           ADR - American Depository Receipt















See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $15,647,060) ........................................................                $ 16,372,211
      Income receivable ...............................................................................                      14,514
      Receivable for fund shares sold .................................................................                         531
      Prepaid expenses ................................................................................                       3,888
      Deferred organization expenses, net (note 4) ....................................................                       4,071
                                                                                                                       ------------

           Total assets ...............................................................................                  16,395,215
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      34,016
      Payable for fund shares redeemed ................................................................                       1,500
      Disbursements in excess of cash on demand deposit ...............................................                      22,811
      Other liabilities ...............................................................................                         757
                                                                                                                       ------------

           Total liabilities ..........................................................................                      59,084
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,336,131
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 18,262,552
      Accumulated net realized loss on investments ....................................................                  (2,651,572)
      Net unrealized appreciation on investments ......................................................                     725,151
                                                                                                                       ------------
                                                                                                                       $ 16,336,131
                                                                                                                       ============
CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($387,977 / 40,291 shares) .................................................................                $       9.63
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,322,067 / 1,443,866 shares) ...........................................................                $       9.92
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,626,087 / 167,722 shares) ..............................................................                $       9.70
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $9.70) .........................................                $      10.08
                                                                                                                       ============












See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   184,253
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  122,175
           Fund administration fees (note 2) .............................................................                   28,510
           Distribution and service fees - Investor Class Shares (note 3) ................................                    8,622
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,164
           Custody fees ..................................................................................                    7,925
           Registration and filing administration fees (note 2) ..........................................                    6,381
           Fund accounting fees (note 2) .................................................................                   46,629
           Audit fees ....................................................................................                   16,895
           Legal fees ....................................................................................                   12,334
           Securities pricing fees .......................................................................                    3,192
           Shareholder recordkeeping fees ................................................................                   30,000
           Shareholder servicing expenses ................................................................                    7,656
           Registration and filing expenses ..............................................................                    9,823
           Printing expenses .............................................................................                    9,936
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    3,989
           Other operating expenses ......................................................................                    7,056
                                                                                                                        -----------

               Total expenses ............................................................................                  332,514
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (35,613)
                                                                                                                        -----------

               Net expenses ..............................................................................                  296,901
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (112,648)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (2,240,369)
      Decrease in unrealized depreciation on investments .................................................                1,067,631
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (1,172,738)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(1,285,386)
                                                                                                                        ===========








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                         March 31,        March 31,
                                                                                                           2002             2001
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................                   $  (112,648)     $  (152,642)
         Net realized (loss) gain from investment transactions .....................                    (2,240,369)         765,833
         (Decrease) increase in unrealized depreciation on investments .............                     1,067,631       (5,697,958)
                                                                                                       -----------      -----------
              Net decrease in net assets resulting from operations .................                    (1,285,386)      (5,084,767)
                                                                                                       -----------      -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                       796,419           75,933
                                                                                                       -----------      -----------

                     Total decrease in net assets ..................................                      (488,967)      (5,008,834)

NET ASSETS
     Beginning of year .............................................................                    16,825,098       21,833,932
                                                                                                       -----------      -----------

     End of year ...................................................................                   $16,336,131      $16,825,098
                                                                                                       ===========      ===========


(a) A summary of capital share activity follows:
                                                                     ---------------------------------------------------------------
                                                                               Year ended                        Year ended
                                                                             March 31, 2002                    March 31, 2001
                                                                        Shares           Value            Shares           Value
                                                                     ---------------------------------------------------------------
----------------------------------------------------
                   CLASS C SHARES
----------------------------------------------------
Shares sold ........................................                           0      $         0           23,456      $   283,691
Shares redeemed ....................................                      (4,564)         (45,277)         (11,052)        (137,035)
                                                                     -----------      -----------      -----------      -----------
     Net (decrease) increase .......................                      (4,564)     $   (45,277)          12,404      $   146,656
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
             INSTITUTIONAL CLASS SHARES
----------------------------------------------------
Shares sold ........................................                     230,821      $ 2,286,349          364,928      $ 4,545,241
Shares redeemed ....................................                    (124,021)      (1,282,602)        (206,613)      (2,601,649)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                     106,800      $ 1,003,747          158,315      $ 1,943,592
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
               INVESTOR CLASS SHARES
----------------------------------------------------
Shares sold ........................................                      16,127      $   167,954           21,742      $   280,289
Shares redeemed ....................................                     (32,352)        (330,005)        (168,984)      (2,294,604)
                                                                     -----------      -----------      -----------      -----------
     Net decrease ..................................                     (16,225)     $  (162,051)        (147,242)     $(2,014,315)
                                                                     ===========      ===========      ===========      ===========
----------------------------------------------------
                   FUND SUMMARY
----------------------------------------------------
Shares sold ........................................                     246,948      $ 2,454,303          410,126      $ 5,109,221
Shares redeemed ....................................                    (160,937)      (1,657,884)        (386,649)      (5,033,288)
                                                                     -----------      -----------      -----------      -----------
     Net increase ..................................                      86,011      $   796,419           23,477      $    75,933
                                                                     ===========      ===========      ===========      ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                   March 31,         March 31,         March 31,
                                                                                     2002              2001            2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................................        $   10.54         $   13.99         $   13.05

      (Loss) income from investment operations
           Net investment loss ...........................................            (0.17)            (0.16)            (0.06)
           Net realized and unrealized (loss) gain on investments ........            (0.74)            (3.29)             1.00
                                                                                  ---------         ---------         ---------

               Total from investment operations ..........................            (0.91)            (3.45)             0.94
                                                                                  ---------         ---------         ---------

Net asset value, end of period ...........................................        $    9.63         $   10.54         $   13.99
                                                                                  =========         =========         =========

Total return .............................................................            (8.63)%          (24.66)%            7.20 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period ..........................................        $ 387,977         $ 472,698         $ 453,984
                                                                                  =========         =========         =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .................             2.72 %            2.44 %            2.45 %(b)
           After expense reimbursements and waived fees ..................             2.50 %            2.44 %            2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .................            (1.59)%           (1.45)%           (1.30)%(b)
           After expense reimbursements and waived fees ..................            (1.37)%           (1.45)%           (1.19)%(b)

      Portfolio turnover rate ............................................            49.97 %           74.25 %           50.40 %


(a)   For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.77   $     14.20   $     12.77   $     11.29   $     10.02

      (Loss) income from investment operations
           Net investment loss .........................          (0.06)        (0.08)        (0.04)         0.00          0.00
           Net realized and unrealized (loss) gain
               on investments ..........................          (0.79)        (3.35)         1.47          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.85)        (3.43)         1.43          1.48          1.27
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.92   $     10.77   $     14.20   $     12.77   $     11.29
                                                            ===========   ===========   ===========   ===========   ===========

Total return ...........................................          (7.98)%      (24.08)%       11.20 %       13.11 %       12.72 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $14,322,067   $14,405,659   $16,737,026   $11,419,391   $ 6,376,193
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           1.97 %        1.68 %        1.68 %        2.08 %        3.15 %(b)
           After expense reimbursements and waived fees            1.75 %        1.68 %        1.60 %        1.75 %        1.75 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees          (0.84)%       (0.69)%       (0.45)%       (0.35)%       (1.31)%(b)
           After expense reimbursements and waived fees           (0.62)%       (0.69)%       (0.37)%       (0.01)%        0.09 %(b)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.

(b)   Annualized.













See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES


------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended    Year ended   Year ended    Year ended
                                                              March 31,     March 31,     March 31,    March 31,     March 31,
                                                                2002          2001          2000         1999        1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................    $     10.58   $     14.02   $     12.67   $     11.26   $     10.22

      (Loss) income from investment operations
           Net investment loss .........................          (0.13)        (0.18)        (0.10)        (0.04)        (0.01)
           Net realized and unrealized gain (loss)
               on investments ..........................          (0.75)        (3.26)         1.45          1.45          1.05
                                                            -----------   -----------   -----------   -----------   -----------

               Total from investment operations ........          (0.88)        (3.44)         1.35          1.41          1.04
                                                            -----------   -----------   -----------   -----------   -----------

Net asset value, end of period .........................    $      9.70   $     10.58   $     14.02   $     12.67   $     11.26
                                                            ===========   ===========   ===========   ===========   ===========

Total return (b) .......................................          (8.40)%      (24.47)%       10.66 %       12.52 %        10.19 %
                                                            ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of period ........................    $ 1,626,087   $ 1,946,741   $ 4,642,922   $ 2,539,131   $   763,186
                                                            ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           2.47 %        2.14 %        2.15 %        2.56 %        3.63 %(c)
           After expense reimbursements and waived fees            2.25 %        2.14 %        2.10 %        2.25 %        2.25 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees          (1.34)%       (1.13)%       (0.93)%       (0.84)%       (1.70)%(c)
           After expense reimbursements and waived fees           (1.12)%       (1.13)%       (0.88)%       (0.53)%       (0.31)%(c)

      Portfolio turnover rate ..........................          49.97 %       74.25 %       50.40 %       31.11 %       23.64 %


(a)   For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.

(b)   Total return does not reflect payment of sales charge.

(c)   Annualized.











See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust (the "Trustees") approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

      Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


      A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

      B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal
            Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

            The Fund has capital loss carryforwards for federal income tax purposes of $1,606,471, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008 and $1,203,981 expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



            Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

      E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

      The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $35,613 ($0.02 per share) for the year ended March 31, 2002.

      The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



      North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

      Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2002, the Distributor retained sales charges in the amount of $163.

      Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

      The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

      The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $8,622 of such expenses for the Investor Class Shares and $3,164 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2002.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $8,046,052 and $7,665,887, respectively, for the year ended March 31, 2002.

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.


---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------


Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002

__________
Deloitte
Touche
Tohmatsu
__________

                   (This page was intentionally left blank.)

                   (This page was intentionally left blank.)

________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of the Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION


                         BROWN CAPITAL MANAGEMENT FUNDS

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                Each a series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226

                                  July 29, 2002


                                Table of Contents

     OTHER INVESTMENT POLICIES.................................................2
     INVESTMENT LIMITATIONS....................................................3
     PORTFOLIO TRANSACTIONS....................................................5
     NET ASSET VALUE...........................................................7
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................7
     DESCRIPTION OF THE TRUST..................................................8
     ADDITIONAL INFORMATION CONCERNING TAXES...................................9
     MANAGEMENT AND OTHER SERVICE PROVIDERS...................................10
     SPECIAL SHAREHOLDER SERVICES.............................................18
     ADDITIONAL INFORMATION ON PERFORMANCE....................................19
     FINANCIAL STATEMENTS.....................................................21
     APPENDIX A - DESCRIPTION OF RATINGS......................................22



This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus, dated the same date as this SAI, for The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund"), and The Brown Capital Management International Equity Fund ("International Equity Fund") (each a "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into the prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Funds' prospectus and Annual Report may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the prospectus.

                            OTHER INVESTMENT POLICIES

The Equity Fund, Small Company Fund, and Balanced Fund were organized in 1992, and the International Equity Fund was organized in 1999, all as open-end diversified management investment companies and each are a separate series of The Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990, as a Massachusetts business trust. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor
(normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Brown Capital Management, Inc. ("Advisor"), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular fund. A "majority" for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Equity Fund, Small Company Fund, and Balanced Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except those funds may purchase foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)  Invest 25% or more of the value of its total assets in any one country; and

(9) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

The following are the International Equity Fund's non-fundamental operating restrictions, which may be changed by the Trustees without shareholder approval. The International Equity Fund may not:

(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)  Purchase securities on margin but the International  Equity Fund may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the

     International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; and

(7)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2000, 2001, and 2002, the Equity Fund paid brokerage commissions of $9,397, $11,859, and $13,906, respectively; the Balanced Fund paid brokerage commissions of $7,918, $10,131, and $8,325, respectively; the Small Company Fund paid brokerage commissions of $2,199, $11,269, and $46,186, respectively (the increases in brokerage commissions for the fiscal years ended March 31, 2001 and 2002 were primarily due to increased trading resulting from growth in the Small Company Fund's assets); and the International Equity Fund paid brokerage commissions of $4,792 for the period May 28, 1999 (commencement of operations) to March 31, 2000, $7,104 for the fiscal year ended March 31, 2001, and $13,891 for the fiscal year ended March 31, 2002 (the increases in brokerage commissions for the fiscal years ended March 31, 2001 and 2002 were primarily due to increased trading resulting from growth in the International Equity Fund's assets).

                                 NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to the Fund" consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund are conclusive.

For the fiscal year ended March 31, 2002, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $154,928 for the Equity Fund, $158,527 for the Balanced Fund, $3,148,984 for the Small Company Fund, and $106,129 for the International Equity Fund. For the fiscal year ended March 31, 2001, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $137,973 for the Equity Fund, $175,663 for the Balanced Fund, $1,247,194 for the Small Company Fund, and $49,545 for the International Equity Fund. For the fiscal year ended March 31, 2000, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $118,178 for the Equity Fund, $140,133 for the Balanced Fund, $502,799 for the Small Company Fund, and $22,194 for the International Equity Fund (period from May 28, 1999, commencement of operations, to March 31, 2000). Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Funds.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Funds - Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end diversified management investment company. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                    TRUSTEES

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                            Position(s)   Length                                           Complex
     Name, Address,          held with    of Time        Principal Occupation(s)         Overseen by
         And Age            Fund/Trust     Served          During Past 5 Years             Trustee      Other Directorships Held by
                                                                                                                 Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                                                         Independent Trustees
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Jack E. Brinson, 69        Trustee,      Since     Retired; Previously, President of          7       Independent Trustee of the
                           Chairman      1990      Brinson Investment  Co.(personal                   following: Gardner Lewis
                                                   investments) and President of                      Investment Trust for the
                                                   Brinson Chevrolet, Inc. (auto                      three series of that trust;
                                                   dealership)                                        New Providence Investment
                                                                                                      Trust for the one series of
                                                                                                      that trust; Hillman Capital
                                                                                                      Management Investment Trust
                                                                                                      for the two series of that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for the one series of that
                                                                                                      trust (all registered
                                                                                                      investment companies)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------



                                       10

-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
J. Buckley Strandberg, 42  Trustee       Since     President of Standard Insurance and        7        None
                                         1991      Realty (insurance and property
                                                   management)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
                               Interested Trustee
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Keith A. Lee, 42           Trustee and   Trustee   Senior Vice President of Brown             7       None
1201 N. Calvert Street     Vice          since     Capital Management, Inc. (advisor of
Baltimore, Maryland 21202  President,    2002;     the Funds) and Vice President of the
                           Brown Capital Vice      Brown Capital Management Funds,
                           Management    President and Trustee
                           Funds         since
                                         1992
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Basis of Interestedness.  Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management,  Inc., the advisor of The Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                    OTHER OFFICERS
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Eddie C. Brown, 61         President,    Since     President  of Brown  Capital              n/a                     n/a
1201 N. Calvert Street     Brown         1992      Management, Inc.; Trustee of the
Baltimore, Maryland 21202  Capital                 Trust from 1992 until June, 2002
                           Management
                           Funds
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Richard K. Bryant, 42      President,    Since     President of Capital Investment           n/a                     n/a
Post Office Box 32249      Capital       1990      Group, Inc. (distributor of  the
Raleigh, North Carolina    Value Fund              Fund); Vice President of Capital
27622                                              Investment Counsel, Inc. (advisor
                                                   of the Capital Value Fund);
                                                   President of Capital Investment
                                                   Brokerage, Inc. (broker/dealer
                                                   firm);   and  President  of  Capital
                                                   Value Fund;  previously,  Trustee of
                                                   the Trust from 1990 until June, 2002
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Elmer O. Edgerton, Jr., 59 Vice          Since     President of Capital Investment           n/a                     n/a
Post Office Box  32249     President,    1990      Counsel, Raleigh,  North Carolina;
Raleigh, North Carolina    Capital                 Vice President of Capital Investment
 27622                     Value Fund              Group, Raleigh, North Carolina;
                                                   Vice President of Capital
                                                   Investment Brokerage, Inc.
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
John M. Friedman, 58       Vice          Since     Partner  and  Portfolio  Manager  of      n/a                     n/a
75 Fourteenth Street       President,    1992      EARNEST  Partners Limited, LLC
Suite 2300                 EARNEST                 (advisor  of  the  EARNEST Partners
Atlanta, GA  30309         Partners                Fixed  Income  Trust),  since  1999;
                           Fixed Income            previously,  Vice President of
                           Trust                   Investek Capital  Management, Inc.,
                                                   Jackson,  Mississippi (former
                                                   advisor  of  the EARNEST  Partners
                                                   Fixed Income Trust)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
R. Mark Fields, 49         Vice          Since     Partner of EARNEST Partners               n/a                     n/a
119 S. President Street    President,    1992      Limited, LLC, since 1999;
2nd Floor                  EARNEST                 previously, Vice President of
Jackson, MS 39201          Partners                Investek Capital Management, Inc.,
                           Fixed Income            Jackson, Mississippi
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Douglas S. Folk, 41        Vice          Since     Partner and Portfolio  Manager of         n/a                     n/a
75 Fourteenth Street       President,    1998      EARNEST  Partners Limited, LLC,
Suite 2300                 EARNEST                 since 1999; Vice President of
Atlanta, GA  30309         Partners                Investek Capital Investment, Inc.,
                           Fixed Income            Jackson, Mississippi, 1996 to 1999
                           Trust
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------
Michael T. McRee, 58       President,    Since     Partner and Manager of EARNEST            n/a                     n/a
119 S. President Street    EARNEST       1992      Partners Limited, LLC, since 1999;
2nd Floor                  Partners                previously, President of Investek
Jackson, Mississippi       Fixed Income            Capital Management, Inc. Jackson,
39201                      Trust                   Mississippi; President of Investek
                                                   Timber Management (timber
                                                   management and marketing)
-------------------------- ------------- --------- ------------------------------------- ------------ ------------------------------


                                       11

-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Wayne F. Wilbanks, 41      President,     Since    President of Wilbanks, Smith  &           n/a                     n/a
150 West Main Street       The WST        1997     Thomas Asset  Management,
Suite 1700                 Growth Fund             LLC (advisor for the Fund),
Norfolk, Virginia  23510                           Norfolk, Virginia
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
C. Frank Watson, III, 31   Secretary      Since    President and Chief Operating             n/a                     n/a
                                          1994     Officer (since 1999) of The
                                                   Nottingham Company
                                                   (administrator to the Funds);
                                                   previously, Chief Operating Officer
                                                   of The Nottingham Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------
Julian G. Winters, 33      Treasurer      Since    Vice President-Compliance                 n/a                     n/a
                                          1998     Administration (since 1998) of The
                                                   Nottingham Company; previously,
                                                   Fund Accountant of The Nottingham
                                                   Company
-------------------------- -------------- -------- ------------------------------------- ------------ ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Funds' last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. Messrs. Brinson and Strandberg are the current members of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Funds' last fiscal year. The Nominating Committee met last in April 2002.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of December 31, 2001. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over
$100,000.

------------------------ ----------------------- ------------ ---------------------------
                                                              Aggregate Dollar Range of
                                                   Dollar      Equity Securities in All
                                                  Range of     Funds Overseen or to be
                                                   Equity       Overseen by Trustee in
     Name of Trustee             Funds           Securities      Family of Investment
                                                 in the Fund          Companies*
------------------------ ----------------------- ------------ ---------------------------
                              INDEPENDENT TRUSTEES
------------------------ ----------------------- ------------ ---------------------------
Jack E. Brinson          Equity Fund                  A
------------------------ ----------------------- ------------ ---------------------------
                         Balanced Fund                A
------------------------ ----------------------- ------------ ---------------------------
                         Small Company Fund           A
------------------------ ----------------------- ------------ ---------------------------
                         International Equity         A
                         Fund
------------------------ ----------------------- ------------ ---------------------------
                                                                          A
------------------------ ----------------------- ------------ ---------------------------
J. Buckley Strandberg    Equity Fund                  A
------------------------ ----------------------- ------------ ---------------------------
                         Balanced Fund                A
------------------------ ----------------------- ------------ ---------------------------
                         Small Company Fund           B
------------------------ ----------------------- ------------ ---------------------------
                         International Equity         A
                         Fund
------------------------ ----------------------- ------------ ---------------------------
                                                                          B
------------------------ ----------------------- ------------ ---------------------------

                                       12

------------------------ ----------------------- ------------ ---------------------------
                               INTERESTED TRUSTEE
------------------------ ----------------------- ------------ ---------------------------
Keith A. Lee             Equity Fund                  A
------------------------ ----------------------- ------------ ---------------------------
                         Balanced Fund                E
------------------------ ----------------------- ------------ ---------------------------
                         Small Company Fund           A
------------------------ ----------------------- ------------ ---------------------------
                         International Equity         A
                         Fund
------------------------ ----------------------- ------------ ---------------------------
                                                                          E
------------------------ ----------------------- ------------ ---------------------------

         *Includes all the funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for each Fund (each an "Advisory Agreement" or collectively, "Advisory Agreements") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of each Fund and the basic future strategy of the Advisor with regard to each of the Funds. In addition, before the Trustees' meeting to decide on whether to renew the Advisory
Agreements, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to each Fund. In evaluating whether to renew and continue the Advisory Agreement for each Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Funds' other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving the receipt of computer software that assists the Advisor with investment research for the Funds.

In deciding on whether to renew and continue the Advisory Agreements, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) the investment performance of the respective Fund; (iii) overall expenses of the particular Fund including the Expense Limitation Agreement between the Trust on behalf of each of the Funds and the Advisor; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for each of the Funds.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for each of the Funds: (i) that the terms of the Advisory Agreements were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreements and each of the Funds' expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and
(iv) that it was in the best interest of the Trust and the Funds to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreements or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreements for the Funds for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2002. Each of the Trustees serves as a Trustee to the seven funds of the Trust, including each of the Funds.

                               Compensation Table

                                                 Pension
                              Aggregate          or Retirement     Estimated
                              Compensation       Benefits Accrued  Annual             Total Compensation
                              from the           As Part of Fund   Benefits Upon      fromthe Fund and
Name of Person, Position      Fund               Expenses          Retirement         Trust Paid to Trustees
---------------------------------------------------------------------------------------------------------------------------
                                        Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
Jack E.Brinson, Trustee        $1,286                None             None                 $9,000
---------------------------------------------------------------------------------------------------------------------------
J. Buckley Strandberg, Trustee $1,136                None             None                 $7,950
---------------------------------------------------------------------------------------------------------------------------
                                        Interested Trustee
---------------------------------------------------------------------------------------------------------------------------
Keith A. Lee, Trustee           None                 None             None                  None
---------------------------------------------------------------------------------------------------------------------------

Principal Holders of Voting Securities. As of July 9, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 57.135% of the then outstanding Institutional Shares of the Equity Fund, 25.455% of the Balanced Fund, less than 1% of the Small Company Fund, and 28.749% of the International Equity Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 9, 2002.

                                   EQUITY FUND

Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership            Percent
----------------                        --------------------            -------

Brown Family Limited Partnership,        399,235.983 shares            49.169%**
A Maryland Limited Partnership *
11102 Old Carriage Road
Glen Arm, Maryland  21057

George B. Delaplaine, III                 51,751.997 shares               6.374%
16151 Elloitt Parkway
Williamsport, MD  21795

Southwest Bank of Texas, N                42,553.191 shares               5.241%
5 Post Oak Park
4400 Post Oak Parkway
Houston, TX  77027



                                  BALANCED FUND


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership            Percent
----------------                        --------------------            -------

Brown Capital Management, Inc. Money    202,925.141 shares               22.491%
Purchase Pension & Profit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Name and Address of                   Amount and Nature of
Beneficial Owner                      Beneficial Ownership              Percent
----------------                      --------------------              -------

Great West Life & Annuity               135,238.317 shares              14.989%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097

Trustlynx & Co.                         106,383.365 shares              11.791%
ID# T28
Post Office Box 173736
Denver, Colorado  80217-3736

Charles S. Thurston IRA                  84,888.729 shares               9.409%
701 North St. Mary's St. #35
San Antonio, Texas  78205

Raymond Haysbert IRA                     50,387.222 shares               5.585%
3300 Hillen Road
Baltimore, Maryland  21218


                               SMALL COMPANY FUND


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership            Percent
----------------                        --------------------            -------

Charles Schwab Omnibus Account          3,322,147.884 shares            21.583%
101 Montgomery Street
San Francisco, California  94104

Coors Retirement Plan                   1,424,341.272 shares             9.253%
Coors Brewing Company
Post Office Box 4030
Golden, Colorado  80401

Nationwide Insurance Company            1,333,634.498 shares             8.664%
NACO
Post Office Box 182029
Columbus, Ohio  43218

Nationwide Insurance Company            1,280,239.850 shares             8.317%
DCVA
Post Office Box 182029
Columbus, Ohio  43218

Name and Address of                   Amount and Nature of
Beneficial Owner                      Beneficial Ownership              Percent
----------------                      --------------------              -------

American Express Trust                  1,162,679.919 shares             7.554%
Retirement Service Plans
50534 AXP Financial Center
Minneapolis, MN  55474


                            INTERNATIONAL EQUITY FUND


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership            Percent
----------------                        --------------------            -------

Delaplaine B Trust,                     175,090.361 shares             25.398%**
A Maryland Trust
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Carmen & Eddie Brown, JTWROS             72,414.630 shares               10.504%
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc.           71,387.692 shares               10.355%
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

Delaplaine 1989 Family Trust             70,586.430 shares               10.239%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Delaplaine D Trust                       55,984.950 shares                8.121%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Suntrust                                 41,942.595 shares                6.084%
fbo Energetics Inc. PSPT
Post Office Box 105870
Center 3144
Atlanta, Georgia  30348-5870


* Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and
  C. Sylvia Brown.
**Deemed a "control person" of the Fund as defined by applicable SEC regulations.


Investment Advisor and Other Service Providers

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland and its duties and compensation as advisor is contained in the prospectus. The Advisor supervises the Funds' investments pursuant to an investment advisory agreement for each of the Funds. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Funds' investments in accordance with the stated policies of the particular fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the prospectus along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust and until June 2002 was a Trustee of the Trust.

The Trust, the Advisor, and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Funds. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million. For the fiscal year ended March 31, 2000, the Advisor received $9,936 of its fee after waiving $54,071 of its fee. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 2001 and 2002. The total fees waived amounted to $55,221 (the Advisor received $19,653 of its fee) and $68,900 (the Advisor received $15,066 of its fee), respectively, and expenses reimbursed amounted to $8,916 and $2,016, respectively for those fiscal years.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million. For the fiscal year ended March 31, 2000, the Advisor received $30,866 of its fee after waiving $44,989 of its fee for that fiscal year. For the fiscal year ended March 31, 2001, the Advisor voluntarily waived a portion of its fee and reimbursed a portion of the Balanced Fund's operating expenses. The total fee waived amounted to $46,974 (the Advisor received $48,154 of its fee) and expenses reimbursed amounted to $2,069 for that fiscal year. For the fiscal year ended March 31, 2002, the Advisor received $19,128 of its fee after waiving $66,738 of its fee for that fiscal year.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of net assets. For the fiscal year ended March 31, 2000, the Advisor received $332,953 of its fee after waiving $18,220 of its fee. For the fiscal years ended March 31, 2001 and 2002, the Advisor receive all of its fee in the amounts of $924,890 and $2,543,753, respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all assets over $100 million. For the fiscal period May 28, 1999 (commencement of operations) to March 31, 2000, the Advisor voluntarily waived all of its fee in the amount of $11,074 and reimbursed $65,077 of the Fund's operating expenses. For the fiscal years ended March 31, 2001 and 2002, the Advisor voluntarily waived all of its fee in the amounts of $24,758 and $53,068, respectively, and reimbursed $80,634 and $29,180, respectively, of the Fund's operating expenses.

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreements.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (1) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon an administration fee on the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum administration fee of $2,000. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset based fee of 0.01% of the net assets of each fund. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million with a minimum annual fee of $4,800 plus transaction fees. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Equity Fund for the fiscal years ended March 31, 2002, 2001, and 2000, the Administrator received general administration fees of $22,606, $20,158, and $17,233, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,292, $25,379, and $24,000, respectively, from the Equity Fund.

For services to the Balanced Fund for the fiscal years ended March 31, 2002, 2001, and 2000, the Administrator received general administration fees of $23,118, $25,611, and $20,479, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,321, $25,479, and $24,000, respectively, from the Balanced Fund.

For services to the Small Company Fund for the fiscal years ended March 31, 2002, 2001, and 2000, the Administrator received general administration fees of $329,375, $151,234, and $61,455, respectively. For the same fiscal years, the Administrator received fund accounting fees of $52,437, $29,513, and $24,000, respectively, from the Small Company Fund.

For services to the International Equity Fund for the fiscal years ended March 31, 2002 and 2001 and the fiscal period from May 28, 1999 (commencement of operations) to March 31, 2000, the Administrator received general administration fees of $9,287, $4,333 and $1,938, respectively. For the same fiscal years and period, the Administrator received fund accounting fees of $27,531, $25,099 and $20,000, respectively, from the International Equity Fund.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month and $500 per month for each additional class of shares, per fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each of the Funds' shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Trustees. The Distributor is an affiliated person of the Trust and another investment advisor to one of the Trust's other series.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Funds.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for each of the Funds, audits the annual financial statements of each of the Funds, prepares each of the Funds' federal and state tax returns, and consults with each of the Funds on matters of accounting and federal and state income taxation. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.   Parker,  Poe,   Adams  &  Bernstein L.L.P.,   Charlotte,  North
Carolina, serves as legal counsel to the Trust and the Funds.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.



                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

                         Brown Capital Management Funds
                                 [Name of fund]
                              Institutional Shares
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing In The Funds - Purchase And Redemption Price" in the prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the prospectus under the heading "Investing In The Funds - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. Each Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

         P(1+T)n = ERV

Where:   T =    average annual total return.
         ERV =  ending  redeemable value at the end of the period covered by the  computation of a hypothetical  $1,000 payment made at the beginning of the period.
         P =    hypothetical initial payment of $1,000.
         n =    period covered by the computation, expressed in terms of years.

Each Fund may also compute the cumulative total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Funds may also compute average annual total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Funds' performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized.

The average annual total returns before taxes on distributions of the Equity Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (3.97)%, 7.45%, and 10.45%, respectively. The cumulative total return before taxes on distributions of that Fund since September 30, 1992 through March 31, 2002 was 157.19%. The average annual total returns after taxes on distributions of the Equity Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (4.01)%, 6.10%, and 9.47%, respectively. The cumulative total return after taxes on distributions of that Fund since September 30, 1992 through March 31, 2002 was 136.23%. The average annual total returns after taxes on distributions and sale of shares of the Equity Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (2.39)%, 6.12%, and 8.80%, respectively. The cumulative total return after taxes on distributions and sale of shares of that Fund since September 30, 1992 through March 31, 2002 was 122.87%.

The average annual total returns before taxes on distributions of the Balanced Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (2.15)%, 7.02%, and 9.30%, respectively. The cumulative total return before taxes on distributions of that Fund since September 30, 1992 through March 31, 2002 was 132.78%. The average annual total returns after taxes on distributions of the Balanced Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (2.53)%, 5.84%, and 7.93%, respectively. The cumulative total return after taxes on distributions of that Fund since September 30, 1992 through March 31, 2002 was 106.52%. The average annual total returns after taxes on distributions and sale of shares of the Balanced Fund for the one-year and five-year periods ended March 31, 2002 and the period since September 30, 1992 through March 31, 2002 were (1.31)%, 5.57%, and 7.37%, respectively. The cumulative total return after taxes on distributions and sale of shares of that Fund since September 30, 1992 through March 31, 2002 was 96.60%.

The average annual total returns before taxes on distributions of the Small Company Fund for the one-year and five-year periods ended March 31, 2002 and the period since December 31, 1992 through March 31, 2002 were 25.72%, 21.54%, and 17.14%, respectively. The cumulative total return before taxes on distributions of that Fund since December 31, 1992 through March 31, 2002 was 332.24%. The average annual total returns after taxes on distributions of the Small Company Fund for the one-year and five-year periods ended March 31, 2002 and the period since December 31, 1992 through March 31, 2002 were 25.57%, 20.70%, and 16.15%, respectively. The cumulative total return after taxes on distributions of that Fund since December 31, 1992 through March 31, 2002 was 299.67%. The average annual total returns after taxes on distributions and sale of shares of the Small Company Fund for the one-year and five-year periods ended March 31, 2002 and the period since December 31, 1992 through March 31, 2002 were 15.82%, 18.12%, and 14.52%, respectively. The cumulative total return after taxes on distributions and sale of shares of that Fund since December 31, 1992 through March 31, 2002 was 250.50%.

The average annual total returns before taxes on distributions of the International Equity Fund for the one-year period ended March 31, 2002 and the period since May 28, 1999 ("Inception") through March 31, 2002 were (6.46)% and (2.33)%, respectively. The cumulative total return before taxes on distributions of that Fund since Inception through March 31, 2002 was (6.48)%. The average annual total returns after taxes on distributions of the International Equity Fund for the one-year period ended March 31, 2002 and the period since Inception through March 31, 2002 were (6.56)%, and (2.76)%, respectively. The cumulative total return after taxes on distributions of that Fund since Inception through March 31, 2002 was (7.65)%. The average annual total returns after taxes on distributions and sale of shares of the International Equity Fund for the one-year period ended March 31, 2002 and the period since Inception through March 31, 2002 were (3.94)% and (2.04)%, respectively. The cumulative total return after taxes on distributions and sale of shares of that Fund since Inception through March 31, 2002 was (5.68)%.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 Total Return Index and the Lehman Government/Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, Russell 2000 Growth Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. The International Equity Fund may compare its performance with the MSCI All Country World Free EX USA Index, and the MSCI EAFE International Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2002, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

         AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advsisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Annual Report 2002





                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund
                                                                  March 31, 2002


        [Logo]

BROWN CAPITAL MANAGEMENT



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

For more information about the Funds, including charges and expenses, call the Funds for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

Legend

The statistical information provided in this report was provided by:

o    Dow data as of 10/05/01 provided by Bloomberg
o    S&P Data as of 3/31/02 provided by Bloomberg
o Russell Data including Russell 1000, 1000 Growth, 2000, 2000 Growth provided for 12/31/01 and 3/31/02 by subscription to Brown Capital Management.
o Lipper data provided by LANA Fund Analyzer referencing peer group averages from general equities download for 3/31/01 and 3/31/02.
o Morningstar Data provided by Principia Pro, all category averages noted from 3/31/01 and 3/31/02 releases.
o MSCI data including EAFE and All Country World ex US indices as of 3/31/02 from MSCI web site.

Regarding the "Outlook" sections of this report:

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from thee projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences. In addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Regarding  the  Brown  Capital  Management:   Balanced  Fund,  Equity  Fund  and
International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving part of the funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Table of Contents






Introduction...................................................................4
Balanced Fund..................................................................6
Equity Fund...................................................................22
Small Company Fund............................................................39
International Equity Fund.....................................................55














For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Web site @  www.browncapital.com
                     or
Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM,
(1-877-892-4226)



Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Introduction

On a recent trip, we were struck by the stark contrast between the weather conditions for most of our flight, and the weather conditions as we approached our destination. As we looked out of the window en route, there was a crystal clear blue sky above, reminiscent of those beautiful Arizona skies in late Fall. However, as we approached our destination and began to descend, there were billowing clouds, completely obstructing the ground below. As we passed through the clouds, there was haze, fog, and very limited visibility to the "naked eye." These characteristics might be disconcerting except for one thing; our confidence in the skill of the pilot, and the cockpit instruments that kept us on a glide path for a safe landing. There is a parallel to September 11. I am sure you were relieved during that time to know that your portfolio was in skilled hands, yet concerned because of the increased uncertainty created by this catastrophe. However, unlike the pilot of that aircraft, with instrument-approach capability guiding him to a safe landing, we dealt with poor visibility and no precision instruments to clear our path to safety. But, deal with it we did!

Some shareholders called asking what action was planned when the markets reopened, and whether there would be any change in our Growth at a Reasonable Price (GARP) approach. The answer: we did absolutely nothing when the markets reopened and remained committed to our GARP approach. No one ever experienced an event like 9/11 and as professional investors, we are inclined to look to history to gain perspective and comfort in a time when both can be in short supply. Although this event was unparalleled in terms of lives lost, there are historical crises that offer some perspective on how the markets behaved during and after, and the long-term impacts on the economy and markets.

December 7, 1941 - Pearl Harbor.
In the weeks following this attack, the Dow fell as much as -8.2% and subsequently rallied to within a point of its pre-attack level by January. Subsequent events during this period of war caused far more damage to market averages, but the indices recovered once the outcome of the war became more certain.

October 16 - 28,  1962 - The Cuban  Missile  Crisis.
The markets had already weakened in early 1962 due to President Kennedy's confrontation with US Steel and had begun a small rally in the fall when Russian missiles were discovered in Cuba and the markets tumbled approximately - 5% in the weeks that followed. The crisis ended on the 28th and the Dow rallied +10.1% in November, the Dow's best month since September 1939.

November 22, 1963 - The Assassination of President Kennedy.
The Dow fell -2.9% on the Friday of the assassination, and subsequently rallied after re-opening on the following Tuesday. The markets closed on that Monday for a day of national mourning. The rally was sparked by the market's confidence that LBJ was in control of the government and a return to normalcy was imminent. The Dow would attain a record high by December.

August 2, 1990 - Iraq Invades Kuwait.
American troops were in Saudi Arabia by August 8 and the price of oil reached $40 by October. Higher interest rates, rising unemployment, budget disagreements, weaker earnings, and the prospect of war sent the Dow down -18.4% by October 11. Post the conflict, the economy and markets recovered to begin the longest post-WWII expansion in history.

What these past events teach us is simple. Although each crisis was different in terms of scale, scope, and intensity, the market returned to normal, once removing the exogenous uncertainty. Consistent with those findings, we believed that "standing pat" and believing in the long-term potential of our approach and the companies we invest in was the best decision.

The bottom occurred September 21, and from that point through year-end 2001, the S&P 500 advanced 18.9%, the Russell 2000 28.9%, and the Russell Midcap Growth 32.7%. Although the billowing clouds, haze and fog are still present, a discerning eye can visualize improving conditions in the not too distant future. With eleven interest rate cuts by the Federal Reserve in 2001, fiscal stimulus, and relentless cost cutting by corporations, the groundwork is laid for an economic and corporate profit recovery. From an investment perspective, it is less important to pinpoint the precise month of the turn. However, it is important to accurately forecast the shape and magnitude of the turn, as well as the recovery's impact on inflation. We expect improving data points to appear in the second quarter 2002, with compelling evidence of the turn in the third quarter and beyond. We expect a gradual recovery, more "U-shaped" than a "V-shaped," and we do not think that inflation will be a problem.

In the world where transactions are made, sales generated, profits created, and stock prices respond, we often noted our concern about expectations for 20%+ returns from the stock market. Instead, we suggested a return to the historic levels of 10-12% was more likely. Based on our assessment of valuations and earnings growth, we expect a 10-12% return for the broad stock market over the next three to five years, in line with historical norms. Your family of Brown Capital Management mutual funds remain uniquely positioned to steer clear through the haze and fog thanks to the consistency and discipline displayed through our GARP approach. Importantly, your funds celebrate their tenth anniversary this year, making them a select group of mutual funds to achieve this important milestone.

Enclosed are more detailed reports on your mutual funds. Whether you are an individual shareholder, distributor, consultant or advisor, we are confident that the information in this report will deepen your awareness of how your money and relationship are managed. Thank you for your confidence and investment in the Brown Capital Management family of funds.

Balanced Fund

Performance

Your Balanced Fund trailed both the unmanaged and peer group indices for the fund's fiscal year ending March 31, 2002 primarily because of our low weighting, compared to other balanced funds, in fixed income. Seventy-five percent of your Balanced Fund is invested the Brown Capital Management Equity Fund that, despite negative returns, out paced its Large Cap Growth peers for the fund's fiscal year. Conversely, for our Balanced peers with greater fixed income weightings, which for the fund's fiscal year posted positive returns, we trailed due to our 25% weighting in fixed income.

Benchmark Insights

As noted in the past, we remain skeptical about the way Morningstar and Lipper benchmark your fund. We recognize that our 75% equity and 25% fixed income weighting is aggressive in the parlance of balanced funds typically defined as 60% equity and 40% fixed income. However, we believe the fund remains well positioned to provide the exposure many balanced investors seek.

Portfolio Review

Since the lion's share of assets in this product are managed through our Equity Fund, that report is likely to provide insights on stock selection that are useful. Conversely, we continue to manage a high quality and intermediate fixed income portfolio that, when combined with the Equity Fund portfolio, potentially results in a reduction of the stock market's volatility for investors less prepared for 100% equity exposure.

Outlook

Balanced Fund investors can expect that the portfolio will be managed in 2001 as it has historically. In what is clearly a less robust economy, we believe your fund is favorably positioned to capitalize on the market's volatility.

                          THE BROWN CAPITAL MANAGEMENT
                                  BALANCED FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                 The Brown Capital               75% S&P 500 Total Return
                    Management                      Index / 25% Lehman
                  Balanced Fund                   Gov't/Corp Bond Index
--------------------------------------------------------------------------------

   9/30/92           $10,000                             $10,000
   3/31/93            10,774                              10,840
   9/30/93            11,208                              11,262
   3/31/94            11,297                              11,034
   9/30/94            11,644                              11,459
   3/31/95            12,195                              12,456
   9/30/95            14,593                              14,456
   3/31/96            15,493                              15,859
   9/30/96            16,339                              16,912
   3/31/97            16,579                              18,529
   9/30/97            20,114                              22,773
   3/31/98            22,582                              26,259
   9/30/98            20,940                              24,966
   3/31/99            24,611                              30,669
   9/30/99            23,986                              30,744
   3/31/00            26,635                              35,535
   9/30/00            28,045                              34,573
   3/31/01            23,789                              29,197
   9/30/01            21,083                              27,021
   3/31/02            23,278                              29,456


This graph depicts the performance of The Brown Capital Management Balanced Fund (the "Fund") versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                ---------------- -------------- ----------------
                    One Year       Five Years    Since 9/30/92
                ---------------- -------------- ----------------
                     (2.15)%         7.02 %          9.30 %
                ---------------- -------------- ----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $23,278 - a cumulative total investment return of 132.78% since September 30, 1992.

>> At March 31, 2002, the value of a similar investment in a combined index of 75% S&P Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $29,456 - a cumulative total investment return of 194.56% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 72.31%

      Automobiles & Components - 2.29%
           Harley-Davidson, Inc. .....................................................                  5,650            $   310,920
                                                                                                                         -----------

      Capital Goods - 7.44%
           Equifax Inc. ..............................................................                  9,625                287,788
        (a)Fiserv, Inc. ..............................................................                  5,070                233,169
           General Electric Company ..................................................                  8,765                327,811
           Illinois Tool Works, Inc. .................................................                  2,225                160,979
                                                                                                                         -----------
                                                                                                                           1,009,747
                                                                                                                         -----------
      Commercial Services & Supplies - 2.91%
        (a)Concord EFS, Inc. .........................................................                  7,000                232,750
        (a)Robert Half International Inc. ............................................                  5,500                162,360
                                                                                                                         -----------
                                                                                                                             395,110
                                                                                                                         -----------
      Diversified Financials - 9.10%
           Citigroup Inc. ............................................................                  6,866                340,210
           Mellon Financial Corporation ..............................................                  5,550                214,175
           Merrill Lynch & Company, Inc. .............................................                  3,200                177,216
           T. Rowe Price Group Inc. ..................................................                  4,725                183,944
           USA Education Inc. ........................................................                  3,275                320,295
                                                                                                                         -----------
                                                                                                                           1,235,840
                                                                                                                         -----------
      Food & Drug Retailing - 2.89%
        (a)Safeway Inc. ..............................................................                  6,200                279,124
           Walgreen Company ..........................................................                  2,900                113,651
                                                                                                                         -----------
                                                                                                                             392,775
                                                                                                                         -----------
      Health Care Equipment & Services - 6.25%
           AmerisourceBergen Corporation .............................................                  1,900                129,770
           Applera Corporation - Applied Biosystems Group ............................                  3,100                 69,285
           Cardinal Health, Inc. .....................................................                  3,537                250,738
        (a)Health Management Associates, Inc. ........................................                  9,300                192,789
           Medtronic, Inc. ...........................................................                  2,300                103,983
           Stryker Corporation .......................................................                  1,700                102,527
                                                                                                                         -----------
                                                                                                                             849,092
                                                                                                                         -----------
      Hotels, Restaurants, & Leisure - 0.89%
           Carnival Corporation ......................................................                  3,700                120,916
                                                                                                                         -----------

      Insurance - 0.58%
           American International Group, Inc. ........................................                  1,100                 79,343
                                                                                                                         -----------





                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Pharmaceuticals & Biotechnology - 4.02%
           Johnson & Johnson ........................................................                   3,350            $   217,582
           Merck & Company, Inc. ....................................................                   2,600                149,708
           Pfizer Inc. ..............................................................                   4,500                178,830
                                                                                                                         -----------
                                                                                                                            546,120
                                                                                                                         -----------
      Retailing - 12.27%
           Fastenal Company .........................................................                   2,350                177,002
        (a)Kohl's Corporation .......................................................                   4,200                298,830
           The Home Depot, Inc. .....................................................                   8,000                388,880
           The TJX Companies, Inc. ..................................................                   7,600                304,076
           Tiffany & Company ........................................................                   4,700                166,991
           Wal-Mart Stores, Inc. ....................................................                   5,400                330,912
                                                                                                                         -----------
                                                                                                                           1,666,691
                                                                                                                         -----------
      Software & Services - 5.10%
        (a)Amdocs Limited ...........................................................                   4,000                106,600
        (a)Intuit Inc. ..............................................................                   4,200                161,112
        (a)Manugistics Group, Inc. ..................................................                   4,900                105,252
        (a)Microsoft Corporation ....................................................                   5,300                319,643
                                                                                                                         -----------
                                                                                                                             692,607
                                                                                                                         -----------
      Technology Hardware & Equipment - 13.42%
        (a)Altera Corporation .......................................................                   5,700                124,659
        (a)Applied Materials, Inc. ..................................................                   5,800                314,766
        (a)Celestica Inc. ...........................................................                   2,400                 87,024
        (a)Cisco Systems, Inc. ......................................................                  10,900                184,537
        (a)EMC Corporation ..........................................................                  14,500                172,695
        (a)Flextronics International Ltd. ...........................................                   6,300                114,975
           Intel Corporation ........................................................                   5,700                173,337
           International Business Machines Corporation ..............................                   2,400                249,600
        (a)Sun Microsystems, Inc. ...................................................                  10,300                 90,846
           Texas Instruments Incorporated ...........................................                   5,500                182,050
        (a)Xilinx, Inc. .............................................................                   3,200                127,552
                                                                                                                         -----------
                                                                                                                           1,822,041
                                                                                                                         -----------
      Telecommunications Services - 1.71%
           Nokia Oyj - ADR ..........................................................                  11,200                232,624
                                                                                                                         -----------

      Utilities - 3.44%
        (a)Calpine Corporation ......................................................                  17,100                217,170
           Duke Energy Corporation ..................................................                   6,600                249,480
                                                                                                                         -----------
                                                                                                                             466,650
                                                                                                                         -----------

           Total Common Stocks (Cost $9,178,243) ............................................................              9,820,476
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest           Maturity               Value
                                                               Principal            Rate               Date                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 4.84%

      United States Treasury Note .........................    $ 20,000            8.000%            11/15/21            $    24,494
      United States Treasury Note .........................      90,000            6.375%            08/15/02                 91,477
      United States Treasury Note .........................      20,000            6.250%            08/15/23                 20,531
      United States Treasury Note .........................     100,000            7.500%            02/15/05                108,781
      Federal Home Loan Bank ..............................     100,000            0.000%            07/14/17                 30,015
      Federal Home Loan Bank ..............................     100,000            5.330%            05/05/04                102,530
      Federal National Mortgage Association ...............     115,000            6.800%            01/10/03                118,675
      Federal Home Loan Mortgage Company ..................     155,000            5.950%            01/19/06                160,157
                                                                                                                         -----------

           Total U.S. Government Obligations (Cost $639,792) ................................................                656,660
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 16.32%

      Alabama Power Co. ...................................      33,000            7.750%            02/01/23                 33,233
      AT&T Corporation ....................................      75,000            5.625%            03/15/04                 75,094
      Boston Edison Company ...............................      60,000            7.800%            05/15/10                 62,694
      Coca-Cola Co. .......................................     200,000            5.750%            03/15/11                194,500
      Dow Chemical ........................................     170,000            7.375%            11/01/29                173,541
      Dow Chemical Capital Debentures .....................      15,000            9.200%            06/01/10                 17,562
      El Paso Energy ......................................     200,000            6.950%            12/15/07                197,841
      Enron Corporation ...................................     200,000            7.625%            09/10/04                 25,000
      Ford Motor Company ..................................     170,000            6.375%            02/01/29                134,725
      ITT Corporation .....................................      95,000            7.375%            11/15/15                 85,890
      J.P. Morgan Chase & Co. .............................      45,000            6.500%            08/01/05                 45,338
      Merrill Lynch & Co. .................................     160,000            7.150%            07/30/12                160,008
      Pharmacia Corporation ...............................      95,000            6.210%            02/05/08                 96,576
      Nalco Chemical ......................................      50,000            6.250%            05/15/08                 49,538
      Nationsbank Corp. ...................................      15,000            6.875%            02/15/05                 15,769
      Procter & Gamble ....................................     100,000            6.600%            12/15/04                105,500
      R.J. Reynolds Tobacco Holdings, Inc. ................      30,000            8.750%            04/15/04                 31,125
      Rouse Company .......................................      35,000            8.500%            01/15/03                 36,149
      Safeway, Inc. .......................................     170,000            6.150%            03/01/06                172,177
      Sears Roebuck Acceptance ............................     170,000            7.000%            02/01/11                173,126
      Time Warner Inc. ....................................      35,000            9.150%            02/01/23                 39,462
      U.S.F. & G. Corporation .............................      90,000            7.125%            06/01/05                 94,503
      Wachovia Corp. ......................................     100,000            7.450%            07/15/05                106,625
      Wal-Mart Stores, Inc. ...............................      80,000            8.070%            12/21/12                 90,734
                                                                                                                         -----------

           Total Corporate Obligations (Cost $2,390,227) ....................................................              2,216,710
                                                                                                                         -----------




                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.34%

      Evergreen Select Money Market Fund Class IS #695 ................................               250,923            $   250,923
      Evergreen Select Money Market Fund Class I #495 .................................               610,286                610,286
                                                                                                                         -----------

           Total Investment Companies (Cost $861,209) .......................................................                861,209
                                                                                                                         -----------

Total Value of Investments (Cost $13,069,471 (b)) .....................................                 99.81 %          $13,555,055
Other Assets Less Liabilities .........................................................                  0.19 %               25,407
                                                                                                       ------            -----------
      Net Assets ......................................................................                100.00 %          $13,580,462
                                                                                                       ======            ===========



      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 1,718,722
           Unrealized depreciation ..........................................................................            (1,233,138)
                                                                                                                        -----------

                      Net unrealized appreciation ...........................................................           $   485,584
                                                                                                                        ===========




      The following acronym is used in this portfolio:

           ADR - American Depository Receipt

















See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $13,069,471) ........................................................                $ 13,555,055
      Cash ............................................................................................                       3,737
      Income receivable ...............................................................................                      60,633
      Receivable for investments sold .................................................................                      69,972
      Prepaid expenses ................................................................................                       2,340
                                                                                                                       ------------

           Total assets ...............................................................................                  13,691,737
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      24,328
      Payable for investment purchases ................................................................                      86,947
                                                                                                                       ------------

           Total liabilities ..........................................................................                     111,275
                                                                                                                       ------------

NET ASSETS
      (applicable to 898,270 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 13,580,462
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
      INSTITUTIONAL CLASS SHARE
      ($13,580,462 / 898,270 shares) ..................................................................                $      15.12
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 13,888,403
      Accumulated net realized loss on investments ....................................................                    (793,525)
      Net unrealized appreciation on investments ......................................................                     485,584
                                                                                                                       ------------
                                                                                                                       $ 13,580,462
                                                                                                                       ============




















See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT INCOME

      Income
           Interest ......................................................................................                $ 208,566
           Dividends .....................................................................................                   80,316
                                                                                                                          ---------

               Total income ..............................................................................                  288,882
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   85,866
           Fund administration fees (note 2) .............................................................                   23,118
           Custody fees ..................................................................................                    6,285
           Registration and filing administration fees (note 2) ..........................................                    4,310
           Fund accounting fees (note 2) .................................................................                   28,321
           Audit fees ....................................................................................                   16,904
           Legal fees ....................................................................................                    6,901
           Securities pricing fees .......................................................................                    8,587
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                    1,013
           Shareholder servicing expenses ................................................................                    4,508
           Registration and filing expenses ..............................................................                    8,140
           Printing expenses .............................................................................                    4,026
           Trustee fees and meeting expenses .............................................................                    3,985
           Other operating expenses ......................................................................                    5,301
                                                                                                                          ---------

               Total expenses ............................................................................                  225,265
                                                                                                                          ---------

                    Less investment advisory fees waived (note 2) ........................................                  (66,738)
                                                                                                                          ---------

               Net expenses ..............................................................................                  158,527
                                                                                                                          ---------

                    Net investment income ................................................................                  130,355
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (753,109)
      Increase in unrealized appreciation on investments .................................................                  340,838
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (412,271)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ......................................                $(281,916)
                                                                                                                          =========







See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment income .............................................................       $   130,355          $   135,327
         Net realized (loss) gain from investment transactions .............................          (753,109)              25,385
         Increase (decrease) in unrealized appreciation on investments .....................           340,838           (1,756,809)
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .........................          (281,916)          (1,596,097)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income .............................................................          (132,162)            (136,164)
         Net realized gain from investment transactions ....................................              (260)            (442,388)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ..........................          (132,422)            (578,552)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............           596,275            1,294,702
                                                                                                   -----------          -----------

                     Total increase (decrease) in net assets ...............................           181,937             (879,947)

NET ASSETS

     Beginning of year .....................................................................        13,398,525           14,278,472
                                                                                                   -----------          -----------

     End of year (including undistributed net investment income of $1,777 in 2001) .........       $13,580,462          $13,398,525
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                               Year ended
                                                                   March 31, 2002                           March 31, 2001

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................      76,717          $ 1,170,855               89,795          $ 1,598,104

Shares issued for reinvestment of distributions ........       8,707              130,366               32,611              577,394
                                                         -----------          -----------          -----------          -----------

                                                              85,424            1,301,221              122,406            2,175,498

Shares redeemed ........................................     (45,232)            (704,946)             (49,067)            (880,796)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................      40,192          $   596,275               73,339          $ 1,294,702
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     15.61    $     18.20    $     17.78    $     16.83    $     13.60

      (Loss) income from investment operations
           Net investment income ........................         0.15           0.16           0.10           0.13           0.17
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.49)         (2.04)          1.34           1.39           4.65
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.34)         (1.88)          1.44           1.52           4.82
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net investment income ........................        (0.15)         (0.16)         (0.10)         (0.13)         (0.17)
           Net realized gain from investment transactions        (0.00)         (0.55)         (0.92)         (0.44)         (1.42)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.15)         (0.71)         (1.02)         (0.57)         (1.59)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................    $   15.12    $     15.61    $     18.20    $     17.78    $     16.83
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (2.15)%       (10.69)%         8.22 %         8.99 %        36.19 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $13,580,462    $13,398,525    $14,278,472    $ 9,602,904    $ 6,077,737
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.71 %         1.54 %         1.59 %         2.11 %         2.22 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees          0.48 %         0.59 %         0.21 %        (0.17)%         0.05 %
           After expense reimbursements and waived fees           0.99 %         0.92 %         0.60 %         0.74 %         1.08 %

      Portfolio turnover rate ...........................        27.95 %        46.05 %        45.01 %        58.38 %        33.54 %


See accompanying notes to financial statements


                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Balanced Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          The Fund has capital loss carryforwards for federal income tax purposes of $466,335 which expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

     The Advisor intends to voluntarily waive a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $66,738 ($0.08 per share) for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,771,619 and $3,539,743, respectively, for the year ended March 31, 2002.

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Balanced Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002




__________
Deloitte
Touche
Tohmatsu
__________

Equity Fund

Performance

For the calendar year 2001, your Equity Fund posted a second consecutive year of performance in the top two quartiles of Morningstar's Large Cap Growth Category. While also outpacing the Russell 1000 Growth for the second year in a row, we trailed the S&P 500, your Fund's primary unmanaged benchmark, and the Russell 1000. Last year we contrasted the dramatic turnaround your fund experienced in 2000 following a tumultuous 1999 thanks to our commitment to Growth at a Reasonable Price (GARP) investing. After a 2001 marked by incredible tragedy on September 11 and significant market volatility, our steadfast commitment to our GARP discipline again resulted in competitive returns. The same theme continues in 2002 as the first quarter marks outperformance against most major peer groups and unmanaged indices.

Benchmark Insights

The mutual fund world today is comprised of 14,928 products making it a very crowded marketplace. Recognizing the challenges that face consumers in the evaluation and selection of these products, rating agencies such as Morningstar and Lipper became prominent "impartial" third-parties attempting to best characterize "like" funds, objectives, characteristics and performance. While many mutual funds benefited from their ratings and characterizations, your Equity Fund does not. Brown Capital Management manages the Equity Fund in the same manner it does institutional accounts for some of the nation's most sophisticated clientele. We seek capital appreciation of assets by investing predominately in large cap securities as indicated by the fund's weighted average market cap, and applying a GARP approach to determine over valuation, fair valuation or under valuation of the growth stocks we manage.

Both criteria often make it difficult to label the fund, particularly by Lipper who considers the fund a Multi-Cap Core Equity Fund, partially defined as "funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time..." Your Equity Fund historically invests no more than 30% of its assets in mid cap securities requiring it to be compared to funds that may invest in any capitalization, including small caps which, after a relatively successful 2001 compared to most equity indices, might explain our lackluster (174 of 467 for one year, 110 of 186 for three years and 110 of 186 for five years) peer group ranking in the Lipper Multi-Cap Growth Fund Universe. Conversely, when compared to the Lipper Large-Cap Growth Fund universe, your Fund would rank, approximately, in the 40th (of 801), 25th (of 500) and 60th (of 303) percentiles respectively, for the one, three and five year periods as of March 31, 2002. Morningstar places your Fund in the Large Cap Growth Category, accurately so in our opinion, and posts peer group performance comparable to that noted versus Lipper's Large Cap Growth Fund Universe.

It is important to note that peer group averages reveal telling information about how money managers, in general, might manage client assets. Turnover of nearly 100% or more, total expense ratios nearing 1.50% and manager tenure of four years or less suggest that your Equity Fund with turnover less than 50% in 2001, a total expense ratio capped at 1.20%, average manager tenure of 6 years at Brown Capital Management, and 18 years of industry experience suggests that qualitatively and quantitatively, your Fund is well-positioned for the future.

Portfolio Review

Your Equity Fund for calendar year 2001 and the fund's fiscal year end, trails the unmanaged S&P 500. While sector allocation contributed favorably to relative performance, stock selection negatively impacted returns resulting in net underperformance for both periods.

For calendar year 2001 at the sector allocation level, we held an overweight allocation to the Consumer Cyclicals sector. Recall that our sector weights are a residual of our bottom-up stock selection process and not a consequence of top-down analysis. The overweight allocation to this sector accounted for our outperformance. We also held an overweight allocation to the Technology sector, which modestly reduced the net positive effect from sector allocation.

Generally,  our stock picks in the Energy and the  Technology  sectors  hindered performance. In the Technology sector, several telecom carrier spending sensitive stocks negatively impacted relative performance. In the Utilities sector, we owned an independent power producer, which adversely impacted relative performance, but avoided Enron and thus the net effect of our stock selection in the Utilities sector was generally modest.

Outlook

In the middle of 2001, we changed our outlook on companies sensitive to telecom carrier spending and sold Corning, Tellabs, ADC Telecommunications, and JDS Uniphase. We continue to hold Calpine in the portfolio, but sold AES completely during the year. The decision to sell was a result of extensive conversations with AES management during which we determined that our fundamental growth thesis had changed to slower and less visible earnings growth. We continue to hold companies exhibiting outsourcing trends that continue to be robust and from which they stand to benefit.

Despite these actions, our focus on the long-term potential of many securities in the portfolios did not change since our last correspondence. While we focus on our performance against unmanaged indices, namely the S&P 500, it is apparent by our peer group rating that our GARP approach remains successful against other large cap growth managers. We remain confident in the long-term benefits of our approach and expect to again deliver competitive returns.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                The Brown Capital
                   Management                 S&P 500 Total
                  Equity Fund                 Return Index
--------------------------------------------------------------------------------
   9/30/92          $10,000                     $10,000
   3/31/93           11,122                      10,962
   9/30/93           11,427                      11,300
   3/31/94           11,623                      11,124
   9/30/94           11,972                      11,717
   3/31/95           12,657                      12,855
   9/30/95           15,374                      15,202
   3/31/96           16,486                      16,982
   9/30/96           17,591                      18,293
   3/31/97           17,955                      20,349
   9/30/97           22,658                      25,692
   3/31/98           25,978                      30,116
   9/30/98           23,056                      28,016
   3/31/99           28,404                      35,676
   9/30/99           27,572                      35,806
   3/31/00           32,212                      42,076
   9/30/00           34,288                      40,562
   3/31/01           26,783                      32,956
   9/30/01           22,136                      29,764
   3/31/02           25,719                      33,035


This graph depicts the performance of The Brown Capital Management Equity Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

              ---------------- -------------- -----------------
                  One Year       Five Years     Since 9/30/92
              ---------------- -------------- -----------------
                   (3.97)%          7.45 %          10.45 %
              ---------------- -------------- -----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $25,719 - a cumulative total investment return of 157.19% since September 30, 1992.

>> At March 31, 2002, the value of a similar investment in the S&P 500 Total Return Index would have increased to $33,035 - a cumulative total investment return of 230.35% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 100.19%

      Automobiles & Components - 3.21%
           Harley-Davidson, Inc. .....................................................                  8,300            $   456,749
                                                                                                                         -----------

      Capital Goods - 9.68%
           Equifax Inc. ..............................................................                 12,450                372,255
        (a)Fiserv, Inc. ..............................................................                  7,550                347,224
           General Electric Company ..................................................                  9,700                362,780
           Illinois Tool Works Inc. ..................................................                  4,100                296,635
                                                                                                                         -----------
                                                                                                                           1,378,894
                                                                                                                         -----------
      Commercial Services & Supplies - 3.83%
        (a)Concord EFS, Inc. .........................................................                  9,400                312,550
        (a)Robert Half International Inc. ............................................                  7,900                233,208
                                                                                                                         -----------
                                                                                                                             545,758
                                                                                                                         -----------
      Diversified Financials - 12.45%
           Citigroup Inc. ............................................................                 10,300                510,365
           Mellon Financial Corporation ..............................................                  7,200                277,848
           Merrill Lynch & Company, Inc. .............................................                  4,400                243,672
           T. Rowe Price Group Inc. ..................................................                  6,500                253,045
           USA Education Inc. ........................................................                  5,000                489,000
                                                                                                                         -----------
                                                                                                                           1,773,930
                                                                                                                         -----------
      Food & Drug Retailing - 6.14%
        (a)Safeway Inc. ..............................................................                  8,400                378,168
           Walgreen Company ..........................................................                 12,679                496,890
                                                                                                                         -----------
                                                                                                                             875,058
                                                                                                                         -----------
      Health Care Equipment & Services - 8.44%
           AmerisourceBergen Corporation .............................................                  2,100                143,430
           Applera Corporation - Applied Biosystems Group ............................                  4,300                 96,105
           Cardinal Health, Inc. .....................................................                  5,443                385,854
        (a)Health Management Associates, Inc. ........................................                 13,400                277,782
           Medtronic, Inc. ...........................................................                  3,400                153,714
           Stryker Corporation .......................................................                  2,400                144,744
                                                                                                                         -----------
                                                                                                                           1,201,629
                                                                                                                         -----------
      Hotels Restaurants & Leisure - 1.24%
           Carnival Corporation ......................................................                  5,420                177,126
                                                                                                                         -----------

      Insurance - 2.43%
           American International Group, Inc. ........................................                  4,800                346,224
                                                                                                                         -----------

      Pharmaceuticals & Biotechnology - 5.43%
           Johnson & Johnson .........................................................                  4,700                305,265
           Merck & Co., Inc. .........................................................                  3,800                218,804
           Pfizer Inc. ...............................................................                  6,300                250,362
                                                                                                                         -----------
                                                                                                                             774,431
                                                                                                                         -----------

                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                       Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Retailing - 16.87%
           Fastenal Company ..........................................................                  3,600             $  271,152
        (a)Kohl's Corporation ........................................................                  6,000                426,900
           The Home Depot, Inc. ......................................................                 11,400                554,154
           The TJX Companies, Inc. ...................................................                 10,900                436,109
           Tiffany & Company .........................................................                  7,200                255,816
           Wal-Mart Stores, Inc. .....................................................                  7,500                459,600
                                                                                                                         -----------
                                                                                                                           2,403,731
                                                                                                                         -----------
      Software & Services - 5.42%
        (a)Amdocs Limited ............................................................                  5,900                157,235
        (a)Manugistics Group, Inc. ...................................................                  7,300                156,804
        (a)Microsoft Corporation .....................................................                  7,600                458,356
                                                                                                                         -----------
                                                                                                                             772,395
                                                                                                                         -----------
      Technology Hardware & Equipment - 18.20%
        (a)Altera Corporation ........................................................                  8,600                188,082
        (a)Applied Materials, Inc. ...................................................                  8,300                450,441
        (a)Celestica Inc. ............................................................                  3,300                119,658
        (a)Cisco Systems, Inc. .......................................................                 15,900                269,187
        (a)EMC Corporation ...........................................................                 20,200                240,582
        (a)Flextronics International Ltd. ............................................                  9,300                169,725
           Intel Corporation .........................................................                  8,600                261,526
           International Business Machines Corporation ...............................                  3,200                332,800
        (a)Sun Microsystems, Inc. ....................................................                 14,000                123,480
           Texas Instruments Incorporated ............................................                  7,800                258,180
        (a)Xilinx, Inc. ..............................................................                  4,500                179,370
                                                                                                                         -----------
                                                                                                                           2,593,031
                                                                                                                         -----------
      Telecommunication Services - 2.43%
           Nokia Oyj - ADR ...........................................................                 16,700                346,859
                                                                                                                         -----------

      Utilities - 4.42%
        (a)Calpine Corporation .......................................................                 24,600                312,420
           Duke Energy Corporation ...................................................                  8,400                317,520
                                                                                                                         -----------
                                                                                                                             629,940
                                                                                                                         -----------

           Total Common Stocks (Cost $13,406,797) ...........................................................             14,275,755
                                                                                                                         -----------

INVESTMENT COMPANY - 0.94%

           Evergreen Select Money Market Fund Class I #495 ...........................                134,199                134,199
           (Cost $134,199)                                                                                               -----------




                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                                          (note 1)
------------------------------------------------------------------------------------------------------------------------------------


Total Value of Investments (Cost $13,540,996 (b)) ......................................               101.13 %         $14,409,954
Liabilities In Excess of Other Assets ..................................................                (1.13)%            (160,559)
                                                                                                       ------           -----------
      Net Assets .......................................................................               100.00 %         $14,249,395
                                                                                                       ======           ============

      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $13,543,802. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 2,135,229
           Unrealized depreciation ..........................................................................            (1,269,077)
                                                                                                                        -----------
                      Net unrealized appreciation ...........................................................           $   866,152
                                                                                                                        ===========




      The following acronym is used in this portfolio:
           ADR - American Depository Receipt


























See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $13,540,996) ........................................................                $ 14,409,954
      Income receivable ...............................................................................                       9,412
      Prepaid expenses ................................................................................                       3,429
                                                                                                                       ------------

           Total assets ...............................................................................                  14,422,795
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      18,733
      Payable for investments purchased ...............................................................                     119,552
      Disbursements in excess of cash on demand deposit ...............................................                      35,115
                                                                                                                       ------------

           Total liabilities ..........................................................................                     173,400
                                                                                                                       ------------

NET ASSETS
      (applicable to 803,832 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 14,249,395
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($14,249,395 / 803,832 shares) ..................................................................                $      17.73
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 14,265,003
      Accumulated net realized loss on investments ....................................................                    (884,566)
      Net unrealized appreciation on investments ......................................................                     868,958
                                                                                                                       ------------
                                                                                                                       $ 14,249,395
                                                                                                                       ============





















See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................                $  95,209
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   83,966
           Fund administration fees (note 2) .............................................................                   22,606
           Custody fees ..................................................................................                    7,592
           Registration and filing administration fees (note 2) ..........................................                    4,787
           Fund accounting fees (note 2) .................................................................                   28,292
           Audit fees ....................................................................................                   16,279
           Legal fees ....................................................................................                    5,901
           Securities pricing fees .......................................................................                    4,715
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                    1,752
           Shareholder servicing expenses ................................................................                    4,589
           Registration and filing expenses ..............................................................                   11,908
           Printing expenses .............................................................................                    6,357
           Trustee fees and meeting expenses .............................................................                    3,991
           Other operating expenses ......................................................................                    5,109
                                                                                                                          ---------

               Total expenses ............................................................................                  225,844
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ......................................................                   (2,016)
                    Investment advisory fees waived (note 2) .............................................                  (68,900)
                                                                                                                          ---------

               Net expenses ..............................................................................                  154,928
                                                                                                                          ---------

                    Net investment loss ..................................................................                  (59,719)
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (788,794)
      Increase in unrealized appreciation on investments .................................................                  580,873
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (207,921)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ......................................                $(267,640)
                                                                                                                          =========








See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (59,719)         $   (42,593)
         Net realized (loss) gain from investment transactions .............................          (788,794)             134,780
         Increase (decrease) in unrealized appreciation on investments .....................           580,873           (2,159,647)
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .........................          (267,640)          (2,067,460)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................           (27,840)            (979,779)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............         3,822,594            3,375,327
                                                                                                   -----------          -----------

                     Total increase in net assets ..........................................         3,527,114              328,088

NET ASSETS

     Beginning of year .....................................................................        10,722,281           10,394,193
                                                                                                   -----------          -----------

     End of year ...........................................................................       $14,249,395          $10,722,281
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                                Year ended
                                                                   March 31, 2002                            March 31, 2001

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------
Shares sold ............................................     295,454          $ 5,091,792              147,768          $ 3,299,755

Shares issued for reinvestment of distributions ........       1,535               27,223               41,642              949,880
                                                         -----------          -----------          -----------          -----------

                                                             296,989            5,119,015              189,410            4,249,635

Shares redeemed ........................................     (72,911)          (1,296,421)             (38,095)            (874,308)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     224,078          $ 3,822,594              151,315          $ 3,375,327
                                                         ===========          ===========          ===========          ===========






See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     18.49    $     24.26    $     23.24    $     21.87    $     16.61

      (Loss) income from investment operations
           Net investment loss ..........................        (0.07)         (0.07)         (0.09)         (0.08)         (0.03)
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.66)         (3.67)          3.13           2.14           7.31
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.73)         (3.74)          3.04           2.06           7.28
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.03)         (2.03)         (2.02)         (0.69)         (1.98)
           Distributions in excess of net realized gains          0.00           0.00           0.00           0.00          (0.04)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.03)         (2.03)         (2.02)         (0.69)         (2.02)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $     17.73    $     18.49    $     24.26    $     23.24    $     21.87
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (3.97)%       (16.85)%        13.41 %         9.34 %        44.68 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $14,249,395    $10,722,281    $10,394,193    $ 9,822,169    $ 8,149,770
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.75 %         1.75 %         1.75 %         1.88 %         1.98 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.01)%        (0.93)%        (0.95)%        (1.07)%        (0.94)%
           After expense reimbursements and waived fees          (0.46)%        (0.37)%        (0.40)%        (0.39)%        (0.16)%

      Portfolio turnover rate ...........................        34.62 %        57.18 %        52.09 %        67.43 %        38.42 %


See accompanying notes to financial statements


                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown  Capital  Management  Equity  Fund (the  "Fund"),  an  open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class Shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class Shares, was authorized. To date, only Institutional Class Shares have been issued by the Fund. The Institutional Class Shares are sold without a sales charge and bear no distribution and service fees. The Investor Class Shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          The Fund has capital loss carryforwards for federal income tax purposes of $511,916 which expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



          As a result of the Fund's operating net investment loss, a reclassification adjustment of $59,719 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $68,900 ($0.10 per share) and has reimbursed expenses in the amount of $2,016 for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $8,484,743 and $4,311,223, respectively, for the year ended March 31, 2002.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

     For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $0.03 per share in distributions for the year ended March 31, 2002, $0.03 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Equity Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche




INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002






__________
Deloitte
Touche
Tohmatsu
__________

Small Company Fund

Performance

Your Small Company Fund continues to post superior performance against relevant unmanaged indices and peer groups for the calendar year 2001 and the fund's fiscal year end, March 31, 2002. Your fund outpaced the unmanaged Russell 2000 and Russell 2000 Growth by 11.74% and 20.77%, respectively at the fund's fiscal year-end and also upended the Lipper Small Cap Growth Average by 19.99% and Morningstar's Small Growth Category Average by 17.11%. While performance is responsible for much of the fund's growth and recognition, it is an underlying commitment to small company, not small capitalization, investing that is responsible for your fund's strong track record.

Benchmark Insights

One of the most baffling concepts for many clients who recently invested are that the fund is not managed to traditional small cap benchmarks. That also means the fund does not source ideas/screen from the "small cap" universe or use traditional sectors/industries to monitor security weightings. As contrarian as these concepts may sound, we do understand that your fund is benchmarked against small cap indices and is expected to remain, characteristically, a small cap growth product. Thanks to our independent mindset, we tend to avoid the pitfalls that are characteristic of other products in our peer group. Lipper's Small Cap Growth Equity and Morningstar's Small Cap Growth Category averages provide almost identical total expense ratios and portfolio turnover at approximately 1.60% and over 140%, respectively. Your fund boasts an expense ratio, thanks to fund flows and appreciation, under 1.20% from nearly 1.35% one year ago. Importantly, turnover in the fund in 2001 was 8% proving that frequent trading and activity does not necessarily result in great returns. We dedicate significant time unearthing exceptional small companies with the wherewithal to become exceptional large companies. We are investors, not traders seeking short-term performance. It is our belief that the long-term potential of these organizations far outweighs the periodic short-term gain that might occur when a small company is discovered by Wall Street, or loss potentially associated with an "earnings disappointment."

Portfolio Review

We are not benchmark oriented, so no particular sector(s) contributed to your Fund's outperformance of the unmanaged indices or peer group. We believe that early identification of exceptional small companies delivers significant potential for above-average long-term investment returns. Consistent with this orientation, holdings in your fund, including, Axciom Corporation (1.9%), Bisys (2.2%), Catalina Marketing (3.0%), Cheesecake Factory (2.0%) and Techne Corp (2.2%) were also in the portfolio in 1995. In addition, Diagnostic Products (1.7%) and Fair Issac & Co (2.9%) were holdings within months of your fund's inception. We continue to invest in these companies because, in our minds, they remain exceptional despite what some might deem significant "price movement." As bottom-up managers, if the fundamentals remain sound we are confident that many companies in your portfolio will overcome short-term "stumbles."

Cash flow in the fund through calendar year 2001 averaged nearly $16 million per month and now, with over $400 million under management, recognize that we must close the fund to ensure our investment approach does not change for current shareholders. Our goal is to close your fund to outside investors when it reaches $500 million and remain open to current shareholders. An issue arises when evaluating total assets in our Small Company Service, which includes our institutional separate account relationships as well as your fund. To maintain consistency in our approach for all investors, we can not exceed $2.5 billion in the Service. We are considering a "hard close," an industry term meaning the fund would be closed to everyone, including current shareholders, should mutual fund flows prevent the Small Company Service from investing in a manner consistent with our investment guidelines.

Investment Outlook

Your fund's popularity is both a blessing and a curse. We are pleased with the cash flows that reduced your total expense ratio and long-term performance since our approach seeks to reward long-term investors. We are concerned with your fund's notoriety, as evidenced by feature articles in Investor's Business Daily, Kiplinger, Smart Money and The New York Times. It is very difficult to quantify in an article, of any length, how we invest. Readers, who may become shareholders, are often attracted by performance only and, following one of these articles, feel informed enough to invest. We know that the writers of these articles agree that greater due diligence is necessary before investing in a fund. Consistent with our outlook, we trust that the recent past does not shape shareholder expectations. We mentioned last year that expectations of 20% returns were not sustainable and the markets would generate more normal "10%-12%" returns going forward. As bottom-up managers, we can not determine how the "small cap" universe looks going forward, but support the belief that a "U-shaped" recover is likely. We remain confident in the long-term prospects of the small companies in your portfolio.

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                     Performance Update - $10,000 Investment

             For the period from December 31, 1992 to March 31, 2002


[Line Graph Here]:
--------------------------------------------------------------------------------
                The Brown Capital
                 Management Small        Russell 2000          Russell 2000
                   Company Fund             Index              Growth Index
--------------------------------------------------------------------------------
  12/31/92           $10,000               $10,000               $10,000
   3/31/93             9,877                10,371                 9,821
   9/30/93            10,325                11,445                11,047
   3/31/94            10,311                11,360                10,875
   9/30/94            10,307                11,589                11,142
   3/31/95            12,066                11,816                11,669
   9/30/95            14,266                14,164                14,285
   3/31/96            16,048                15,188                15,329
   9/30/96            17,098                16,020                16,086
   3/31/97            16,299                15,973                14,437
   9/30/97            20,860                21,300                19,843
   3/31/98            23,119                22,695                20,381
   9/30/98            19,841                17,275                14,915
   3/31/99            21,670                19,020                18,131
   9/30/99            25,539                20,579                19,781
   3/31/00            38,757                26,137                28,836
   9/30/00            42,116                25,439                25,649
   3/31/01            34,380                22,156                17,356
   9/30/01            36,267                20,080                14,726
   3/31/02            43,224                25,290                18,215


This graph depicts the performance of The Brown Capital Management Small Company Fund (the "Fund") versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ---------------- ---------------- ----------------
                   One Year        Five Years     Since 12/31/92
               ---------------- ---------------- ----------------
                    25.72 %          21.54 %          17.14 %
               ---------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $43,224 - a cumulative total investment return of 332.24% since December 31, 1992.

>> At March 31, 2002, the value of a similar investment in the Russell 2000 Index would have increased to $25,290 - a cumulative total investment return of 152.90%; and a similar investment in the Russell 2000 Growth Index would have increased to $18,215 - a cumulative total investment return of 82.15% since December 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.64%

      Business Services - 23.05%
        (a)Acxiom Corporation ..................................................                   450,000              $  7,713,000
        (a)Catalina Marketing Corporation ......................................                   337,800                12,329,700
           Fair, Isaac and Company, Incorporated ...............................                   187,700                11,898,303
        (a)Manugistics Group, Inc. .............................................                 1,040,600                22,352,088
        (a)Nuance Communications Inc. ..........................................                   687,639                 4,696,574
        (a)Peregrine Systems, Inc. .............................................                    54,075                   514,794
        (a)Professional Detailing, Inc. ........................................                   445,900                 7,562,464
        (a)QRS Corporation .....................................................                   650,050                 7,670,590
        (a)SPSS Inc. ...........................................................                   375,900                 6,593,286
        (a)SpeechWorks International Inc. ......................................                   652,100                 5,112,464
        (a)Transaction Systems Architects, Inc. ................................                   760,771                 8,672,789
                                                                                                                        ------------
                                                                                                                          95,116,052
                                                                                                                        ------------
      Consumer Related - 5.77%
        (a)Green Mountain Coffee, Inc. .........................................                   180,097                 3,738,814
        (a)Panera Bread Company ................................................                   130,800                 8,333,268
        (a)Restoration Hardware, Inc. ..........................................                   298,400                 3,730,000
        (a)The Cheesecake Factory Incorporated .................................                   216,850                 8,001,765
                                                                                                                        ------------
                                                                                                                          23,803,847
                                                                                                                        ------------
      Industrial Products - 8.61%
        (a)ANSYS, Inc. .........................................................                   270,170                 7,321,607
        (a)Cognex Corporation ..................................................                   383,000                11,129,980
        (a)CUNO Incorporated ...................................................                   184,200                 6,837,504
        (a)Flow International Corporation ......................................                   150,300                 1,469,934
        (a)Symyx Technologies ..................................................                   424,547                 8,766,896
                                                                                                                        ------------
                                                                                                                          35,525,921
                                                                                                                        ------------
      Information / Knowledge - 21.96%
        (a)Advent Software, Inc. ...............................................                   170,100                10,063,116
        (a)American Software, Inc. .............................................                   150,300                   534,918
        (a)Concord Communications, Inc. ........................................                   576,200                12,186,630
        (a)Datastream Systems, Inc. ............................................                   438,500                 3,946,500
        (a)Dendrite International, Inc. ........................................                   585,650                 6,266,455
        (a)Manhattan Associates, Inc. ..........................................                   310,100                11,814,810
        (a)Medialink Worldwide Incorporated ....................................                   193,800                   525,392
        (a)Molecular Devices Corporation .......................................                   483,400                 8,783,378
        (a)NetScout Systems, Inc. ..............................................                   799,300                 5,722,988
        (a)RadiSys Corporation .................................................                   450,700                 8,117,107
        (a)The BISYS Group, Inc. ...............................................                   261,000                 9,200,250
        (a)Tollgrade Communications, Inc. ......................................                   389,900                 9,556,449
        (a)Tripos, Inc. ........................................................                   148,900                 3,898,202
                                                                                                                        ------------
                                                                                                                          90,616,195
                                                                                                                        ------------



                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical / Health Care - 21.15%
        (a)Affymetrix, Inc. ....................................................                   355,500              $ 10,302,390
        (a)BioReliance Corporation .............................................                   124,800                 2,862,912
        (a)Cerner Corporation ..................................................                    43,900                 2,094,469
           Diagnostic Products Corporation .....................................                   161,100                 6,957,909
        (a)Dionex Corporation ..................................................                   309,700                 7,535,001
        (a)FEI Company .........................................................                   190,800                 6,782,940
        (a)Gene Logic Inc. .....................................................                   695,500                13,534,430
        (a)Human Genome Sciences, Inc. .........................................                   307,200                 6,693,888
        (a)Incyte Genomics, Inc. ...............................................                   601,000                 7,151,900
        (a)Pharmacopeia, Inc. ..................................................                   483,453                 6,434,759
        (a)Specialty Laboratories, Inc. ........................................                   330,300                 7,890,867
        (a)Techne Corporation ..................................................                   328,700                 9,062,259
                                                                                                                        ------------
                                                                                                                          87,303,724
                                                                                                                        ------------
      Pharamaceuticals - 10.10%
        (a)aaiPharma Inc. ......................................................                   378,591                13,606,560
        (a)Albany Molecular Research, Inc. .....................................                   472,200                11,318,634
        (a)Kendle International Inc. ...........................................                   163,500                 3,039,465
        (a)King Pharmaceuticals, Inc. ..........................................                   218,790                 7,659,838
        (a)Medicis Pharmaceutical Corporation ..................................                   109,000                 6,049,500
                                                                                                                        ------------
                                                                                                                          41,673,997
                                                                                                                        ------------

           Total Common Stocks (Cost $325,818,573) .......................................................               374,039,736
                                                                                                                        ------------

COMMERCIAL PAPER - 3.77%                                                                        Principal
                                                                                                ---------

           American General - 1.77%, due 04/03/02 ..............................                $2,537,000                 2,537,000
           General Electric Credit Corp. - 1.80%, due 04/04/02 .................                 9,319,000                 9,319,000
           General Electric Credit Corp. - 1.75%, due 04/05/02 .................                 3,717,000                 3,717,000
                                                                                                                        ------------

           Total Commercial Paper (Cost $15,573,000) .....................................................                15,573,000
                                                                                                                        ------------

INVESTMENT COMPANIES - 8.84%                                                                      Shares
                                                                                                  ------

      Evergreen Select Money Market Fund Class IS #695 .........................                18,244,903                18,244,903
      Evergreen Select Money Market Fund Class I #495 ..........................                18,244,904                18,244,904
                                                                                                                        ------------

           Total Investment Companies (Cost $36,489,807) .................................................                36,489,807
                                                                                                                        ------------




                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002




Total Value of Investments (Cost $377,881,380 (b)) .............................                    103.25 %           $426,102,543
Liabilities in Excess of Other Assets ..........................................                     (3.25)%            (13,408,943)
                                                                                                    ------             -------------
      Net Assets ...............................................................                    100.00 %           $412,693,600
                                                                                                    ======             ============




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .......................................................................             $ 78,875,820
           Unrealized depreciation .......................................................................              (30,654,657)
                                                                                                                       ------------

                      Net unrealized appreciation ........................................................             $ 48,221,163
                                                                                                                       ============





























See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $377,881,380) .......................................................                 $426,102,543
      Cash ............................................................................................                      275,747
      Income receivable ...............................................................................                       59,682
      Receivable for fund shares sold .................................................................                    4,372,230
      Prepaid expenses ................................................................................                        6,998
                                                                                                                        ------------

           Total assets ...............................................................................                  430,817,200
                                                                                                                        ------------

LIABILITIES
      Accrued expenses ................................................................................                       64,798
      Payable for investment purchases ................................................................                   16,913,553
      Payable for fund shares redeemed ................................................................                    1,110,138
      Other liabilities ...............................................................................                       35,111
                                                                                                                        ------------

           Total liabilities ..........................................................................                   18,123,600
                                                                                                                        ------------

NET ASSETS
      (applicable to 12,168,354 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                 $412,693,600
                                                                                                                        ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($412,693,600 / 12,168,354 shares) ..............................................................                 $      33.92
                                                                                                                        ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $364,472,437
      Net unrealized appreciation on investments ......................................................                   48,221,163
                                                                                                                        ------------
                                                                                                                        $412,693,600
                                                                                                                        ============



















See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Interest ....................................................................................               $    334,672
           Dividends ...................................................................................                    700,016
                                                                                                                       ------------

               Total income ............................................................................                  1,034,688
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                  2,543,753
           Fund administration fees (note 2) ...........................................................                    329,375
           Custody fees ................................................................................                     54,912
           Registration and filing administration fees (note 2) ........................................                      8,191
           Fund accounting fees (note 2) ...............................................................                     52,437
           Audit fees ..................................................................................                     15,346
           Legal fees ..................................................................................                      7,977
           Securities pricing fees .....................................................................                      4,415
           Shareholder recordkeeping fees ..............................................................                     19,025
           Shareholder servicing expenses ..............................................................                     18,057
           Registration and filing expenses ............................................................                     30,123
           Printing expenses ...........................................................................                     46,285
           Trustee fees and meeting expenses ...........................................................                      3,993
           Other operating expenses ....................................................................                     15,095
                                                                                                                       ------------

               Total expenses ..........................................................................                  3,148,984
                                                                                                                       ------------

                    Net investment loss ................................................................                 (2,114,296)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ...................................................                  3,920,857
      Decrease in unrealized depreciation on investments ...............................................                 51,099,604
                                                                                                                       ------------

           Net realized and unrealized gain on investments .............................................                 55,020,461
                                                                                                                       ------------

               Net increase in net assets resulting from operations ....................................               $ 52,906,165
                                                                                                                       ============












See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended          Year ended
                                                                                                     March 31,           March 31,
                                                                                                       2002                2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .............................................................         $ (2,114,296)       $   (209,130)
         Net realized gain from investment transactions ..................................            3,920,857             212,134
         Increase (decrease) in unrealized depreciation on investments ...................           51,099,604         (19,699,907)
                                                                                                   ------------        ------------

              Net increase (decrease) in net assets resulting from operations ............           52,906,165         (19,696,903)
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................           (2,098,511)         (3,819,069)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ............          223,203,778         101,178,507
                                                                                                   ------------        ------------

                     Total increase in net assets ........................................          274,011,432          77,662,535

NET ASSETS

     Beginning of year ...................................................................          138,682,168          61,019,633
                                                                                                   ------------        ------------

     End of year .........................................................................         $412,693,600        $138,682,168
                                                                                                   ============        ============


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                       Year ended                              Year ended
                                                                     March 31, 2002                          March 31, 2001

                                                               Shares              Value               Shares              Value
                                                           -------------------------------------------------------------------------

Shares sold ............................................     12,991,963        $410,624,636           3,842,321        $119,213,086

Shares issued for reinvestment of distributions ........         59,856           2,041,702             119,386           3,654,372
                                                           ------------        ------------        ------------        ------------

                                                             13,051,819         412,666,338           3,961,707         122,867,458

Shares redeemed ........................................     (5,991,057)       (189,462,560)           (735,875)        (21,688,951)
                                                           ------------        ------------        ------------        ------------

     Net increase ......................................      7,060,762        $223,203,778           3,225,832        $101,178,507
                                                           ============        ============        ============        ============






See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year ended     Year ended     Year ended     Year ended     Year ended
                                                            March 31,      March 31,      March 31,      March 31,      March 31,
                                                              2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .....................  $      27.15   $      32.43   $      19.48   $      21.02   $      15.01

      Income (loss) from investment operations
           Net investment loss .........................         (0.17)         (0.04)         (0.18)         (0.12)         (0.11)
           Net realized and unrealized gain (loss)
               on investments ..........................          7.16          (3.43)         15.25          (1.19)          6.36
                                                          ------------   ------------   ------------   ------------   ------------

               Total from investment operations ........          6.99          (3.47)         15.07          (1.31)          6.25
                                                          ------------   ------------   ------------   ------------   ------------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.22)         (1.81)         (2.12)         (0.23)         (0.24)
                                                          ------------   ------------   ------------   ------------   ------------

Net asset value, end of year ...........................  $      33.92   $      27.15   $      32.43   $      19.48   $      21.02
                                                          ============   ============   ============   ============   ============

Total return ...........................................         25.72 %       (11.29)%        78.85 %        (6.27)%        41.84 %
                                                          ============   ============   ============   ============   ============

Ratios/supplemental data
      Net assets, end of year ..........................  $412,693,600   $138,682,168   $ 61,019,633   $ 24,077,585   $ 11,565,944
                                                          ============   ============   ============   ============   ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.24 %         1.35 %         1.48 %         1.85 %         2.05 %
           After expense reimbursements and waived fees           1.24 %         1.35 %         1.43 %         1.50 %         1.50 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (0.83)%        (0.23)%        (0.99)%        (1.33)%        (1.23)%
           After expense reimbursements and waived fees          (0.83)%        (0.23)%        (0.94)%        (0.98)%        (0.68)%

      Portfolio turnover rate ..........................          7.34 %         7.57 %        28.26 %        29.45 %        11.64 %




See accompanying notes to financial statements


                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Small Company Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was re-designated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,114,296 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, therefore, decreasing paid-in capital in the amount of $867,636 and decreasing undistributed net realized gains in the amount of $1,246,660.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $216,066,311 and $16,965,081, respectively, for the year ended March 31, 2002.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

     For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $0.22 per share in distributions for the year ended March 31, 2002, $0.22 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Small Company Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002








__________
Deloitte
Touche
Tohmatsu
__________

International Equity Fund

Performance

Your International Equity Fund posted another year of solid returns outpacing both unmanaged, Morgan Stanley Capital International (MSCI) Europe Australia Far East (EAFE) and MSCI All-Country World ex US Indices, and peer group indices (Lipper International Funds Universe - 40th percentile (308 of 771)) for the fund's fiscal year, ending March 31, 2002. As noted last year, we would never be happy with a negative return, but it is increasingly apparent, as the fund nears a three-year track record, that Growth at a Reasonable Price (GARP) investing can be successfully applied abroad. Your fund will not be "rated" by Morningstar until the end of May, but continues to earn high marks among Lipper International Fund peers ranking in the 40th and 18th (117 of 650) percentile for the one and two year periods ending March 31, 2002, respectively.

Benchmark Insights

The MSCI EAFE Index, like its domestic counterpart the S&P 500, is a familiar measure of equity markets abroad. This benchmark, the only one of its kind for many years, retains a very strong "brand" as evidenced by its frequent use in the evaluation of most products that invest internationally. Despite its popularity, many international managers prefer the MSCI All-Country World ex US since it is more inclusive of other countries, such as Canada and many emerging markets. Thanks to the strength of MSCI EAFE's "brand", the index will continue to appear in our materials, but as informed shareholders seeking the best means of comparison, we also urge you to consider the All-Country World ex US Index.

Portfolio Review

One quickly learns, when competing against the likes of Babe Ruth, Michael Jordan or Tiger Woods, that no matter how hard one tries, you could never stop them; only hope to contain them.

In much the same way that these athletes dominate the athletic universe, the US economy is often the "Tiger Woods" of the global economic landscape. As the major engine of growth, the United States is anchoring the global, cyclical recovery that is underway. You can not stop the global recovery, you can only hope to contain it! The primary factor behind this turnaround appears to be an improvement in global industrial activity. Industrial surveys in the US, Europe and most of Asia generally improved relative to the end of 2001 and are now consistent with an emergence from recession. Simultaneously, there appears to be a recovery in world trade that is generally positive for those countries with a relatively sizeable industrial sector - Germany, Japan, South Korea, and Singapore. Underscoring this is a dramatic turnaround in the inventory cycle, particularly in the US.

The good news appears to be that there is, at least, a short-term reaction to the aggressive loosening of monetary policy seen around the world during the course of 2001. The turnaround in inventories is, perhaps, the most visible manifestation of the benefits associated with lower interest rates. There also appears to be increasing stability in areas of the world that once responded less favorably; case and point, the once mighty Japan.

But as the "Tiger Woods" of the global economy tries to score its points, opposing players are doing their best to prevent further gains by introducing intrusive strategies: lack of confidence, macrofinancial imbalances, and geopolitical instability:

o Lack of confidence - this characteristic is pervasive in many facets of the market, including a lack of confidence in overall corporate disclosure, corporate earnings and share price performance. It seems a day does not go by without news that the SEC is investigating yet another organization or a company is restating earnings. Now altered in the minds of investors are the legitimacy and objectivity of the accounting profession.

o Macrofinancial Imbalance - as the earnings recovery takes time returning to a reasonably healthy pace, we expect investors to focus on the health of corporate balance sheets. Global corporations are very indebted and reducing debt levels is the obvious destination of the large majority of free cash flow. One can only hope that interest rates do not rise faster than corporate profits. As GARP investors with a fundamental analysis approach to investing, Brown Capital Management (BCM) always pays diligent attention to the health of the balance sheets of the growth companies in which it invests. For the sake of the market, one can also hope that interest rates do not rise faster than personal income and employment levels. Worldwide, particularly in the US, consumers have reached all-time debt levels, which can be supported by low interest rates. But a persistent lack of savings discipline is eventually going to lead to the need for a structural reform in the US economy. At the end of 2001, in the US, the world's largest consumer market, the consumer debt-to-disposable income ratio reached its highest level ever with $22 being borrowed for every $1 of disposable income!

o Geopolitical instability - in the Middle East, the persistent instability that existed well before September 11th is worsening, increasing discussions about the enactment of an oil embargo. At the time of this writing, oil prices have increased 40% over the course of the last 2 months.

On a regional basis, what should one expect? In Euroland, following a weak start, we believe GDP growth is likely to pick up over the course of this year on the back of low, yet bumpy, inflation, help from past monetary policy easing, and firmer export demand. Europe accounts for roughly 2/3 of the fund's international exposure. One of our featured holdings is The Netherlands's Akzo Nobel (2.3%) that produces and markets chemicals, coatings, and pharmaceuticals. As a recognized specialty chemicals company, this company is oftentimes lobbed into the overall chemical companies category which typically is not afforded a very high earnings multiple. However, Akzo concentrates on higher-margin chemicals and an ever-increasing proprietary pharmaceuticals portfolio of products that now accounts for 52% of operating earnings.

In Asia, the production/inventory cycle is finally improving due to the rising export market. However, its sustainability remains in question due to weakness in domestic demand, especially in Japan where retail sales are at a 14-year low. With various structural reform measures beginning to take shape (albeit minimal thus far), further deflation and deceleration in economic activity is always a risk for this country in particular. Your fund is relatively underweight in Asia, primarily because of a single-digit exposure to Japan. It is very difficult to identify GARP ideas in Japan because either few companies/industries will experience sustainable growth in the long run and/or valuations remain very expensive despite the country's persistent weak performance over the course of the last 12 years. Despite the fact that Japan's Nikkei 225 Index is down fully 70% from its peak in 1989, its price-to-earnings ratio is 306x next year's earnings! By contrast, the Bloomberg European Index is trading at 23x earnings. Within Asia however, we retain decent exposure to Singapore's contract manufacturing services business with our ownership of Flextronics International and Venture Manufacturing. This growth industry benefits from the worldwide trend in outsourced manufacturing.

Within the emerging markets, major exporters suffered from the plunge in global trade, but we believe the improving cyclical outlook should buoy activity as the year progresses. Moreover, the lack of contagion from developments in Argentina removed an essential uncertainty that weighted on emerging markets through most of 2001. In fact, the emerging markets have been the best performing equity category in the last 6 months, having risen over 43%. Although BCM limits its emerging markets exposure to just 15% of the portfolio, our consistent exposure ensures diversification. For instance, our ownership in various emerging market telecommunications companies, Hungary's Matav (1.2%), India's Videsh Sanchar Nigam (0.7%), and South Korea's KT Corporation (1.1%), greatly benefited the portfolio over the course of the last year when positive international returns were difficult to attain.

Outlook

As we continue with our global recovery, we expect hiccups along the way. It is hard to believe that most of the world's markets are up anywhere from 20-50% since September 11th. That would be difficult to predict, but just as important, difficult to sustain. We do not expect a fast return to the bullish days of the late 1990s, but expect a gradual return to more predictable growth. Many believe that a period of such excess growth provided too many imbalances to the economic system. Perhaps we can all live with a more "steady as we go" approach. You can not stop the global recovery, you can only hope to contain it!

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                     Performance Update - $10,000 Investment

                For the period from May 28, 1999 (Commencement of
                          Operations) to March 31, 2002


[Line Graph Here]:
--------------------------------------------------------------------------------
                The Brown Capital        MSCI All Country
            Management International      World Free EX           MSCI EAFE
                   Equity Fund              USA Index        International Index
--------------------------------------------------------------------------------
 5/28/99            $10,000                  $10,000              $10,000
 6/30/99             10,040                   10,455               10,382
 9/30/99              9,840                   10,766               10,800
12/31/99             11,245                   12,677               12,597
 3/31/00             11,856                   12,731               12,547
 6/30/00             11,716                   12,162               12,014
 9/30/00             11,315                   11,130               11,011
12/31/00             11,233                   10,606               10,681
 3/31/01              9,998                    9,170                9,182
 6/30/01             10,327                    9,084                9,029
 9/30/01              8,320                    7,708                7,736
12/31/01              9,393                    8,380                8,266
 3/31/02              9,352                    8,507                8,309


This graph depicts the performance of The Brown Capital Management International Equity Fund (the "Fund") versus the MSCI All Country World Free EX USA Index and the MSCI EAFE International Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                     -------------- --------------------
                                        Since 5/28/99
                        One Year      (Commencement of
                                         Operations)
                     -------------- --------------------
                         (6.46)%          (2.33)%
                     -------------- --------------------


>>   The  graph  assumes  an  initial   $10,000   investment  at  May  28,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2002, the value of the Fund would have decreased to $9,352 - a cumulative total investment return of (6.48)% since May 28, 1999.

>> At March 31, 2002, the value of a similar investment in the MSCI All Country World Free EX USA Index would have decreased to $8,507 - a cumulative total investment return of (14.93)%; and a similar investment in the MSCI EAFE International Index would have decreased to $8,309 - a cumulative total investment return of (16.91)% since May 28, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies.
     Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.93%

      Australian Equities - 4.94%
           Goodman Fielder Limited ...............................................                  131,200               $  106,672
           National Australia Bank Limited .......................................                    5,200                   95,044
           Westpac Banking Corporation Limited ...................................                   12,600                  105,208
                                                                                                                          ----------
                                                                                                                             306,924
                                                                                                                          ----------
      Belgium Equity - 1.46%
           Dexia .................................................................                    6,020                   90,788
                                                                                                                          ----------

      Bermuda Equities - 1.79%
           Ace Limited ...........................................................                    1,250                   52,088
           XL Capital Ltd. - Class A .............................................                      630                   58,811
                                                                                                                          ----------
                                                                                                                             110,899
                                                                                                                          ----------
      Brazilian Equities - 1.61%
        (a)America Online Latin America, Inc. ....................................                   10,700                   24,075
        (a)Petroleo Brasileiro SA - ADR ..........................................                    3,050                   76,037
                                                                                                                          ----------
                                                                                                                             100,112
                                                                                                                          ----------
      British Equities - 12.52%
           Amvescap PLC ..........................................................                    5,500                   75,937
           Cable & Wireless PLC ..................................................                   16,400                   52,285
           Enterprise Oil PLC ....................................................                    5,400                   48,579
           J Sainsbury PLC .......................................................                   10,049                   57,201
           Man Group PLC .........................................................                    7,000                  119,188
           Morgan Crucible Company PLC ...........................................                   18,000                   47,575
           Rolls-Royce PLC .......................................................                   39,300                  105,553
           Royal Bank of Scotland Group PLC ......................................                    4,100                  105,621
        (a)Shire Pharmaceuticals Group PLC .......................................                    6,700                   51,837
           United Business Media PLC .............................................                   13,038                  113,506
                                                                                                                          ----------
                                                                                                                             777,282
                                                                                                                          ----------
      Canadian Equities - 3.86%
        (a)JDS Uniphase Corporation ..............................................                   11,900                   70,091
           Nortel Networks Corporation ...........................................                   15,400                   69,146
           Royal Bank of Canada ..................................................                    3,000                  100,050
                                                                                                                          ----------
                                                                                                                             239,287
                                                                                                                          ----------
      Chinese Equity - 0.70%
        (a)AsiaInfo Holdings, Inc. ...............................................                    3,300                   43,428
                                                                                                                          ----------

      Danish Equity - 1.35%
           Danske Bank A/S .......................................................                    5,400                   84,127
                                                                                                                          ----------

      Finnish Equity - 1.44%
           Nokia Oyj - ADR .......................................................                    4,300                   89,311
                                                                                                                          ----------



                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      French Equities - 8.58%
           Alcatel SA ................................................................                  6,400             $   91,221
           Alstom ....................................................................                  8,600                114,861
           Aventis SA ................................................................                  1,200                 82,802
           Axa .......................................................................                  5,000                112,694
           Pechiney SA ...............................................................                  1,600                 85,172
           Scor SA ...................................................................                  1,450                 46,097
                                                                                                                          ----------
                                                                                                                             532,847
                                                                                                                          ----------
      German Equities - 3.25%
           Rhoen-Klinikum AG .........................................................                  2,500                130,249
           Stinnes AG ................................................................                  3,000                 71,354
                                                                                                                          ----------
                                                                                                                             201,603
                                                                                                                          ----------
      Hong Kong Equity - 1.95%
           Esprit Holdings Limited ...................................................                 70,000                121,160
                                                                                                                          ----------

      Hungarian Equity - 1.24%
           Magyar Tavkozlesi Rt - ADR ................................................                  4,400                 76,692
                                                                                                                          ----------

      Indian Equity - 0.65%
           Videsh Sanchar Nigam Ltd. - ADR ...........................................                  5,350                 40,607
                                                                                                                          ----------

      Isralian Equities - 4.07%
        (a)Check Point Software Technologies, Ltd. ...................................                  2,900                 88,131
        (a)Partner Communications Company Ltd. - ADR .................................                 15,700                 76,930
           Teva Pharmaceutical Industries Ltd. - ADR .................................                  1,600                 87,472
                                                                                                                          ----------
                                                                                                                             252,533
                                                                                                                          ----------
      Japanese Equities - 6.84%
           Coca-Cola West Japan Company Limited ......................................                  6,100                101,874
           Daito Trust Construction Co., Ltd. ........................................                  7,400                121,353
           Futaba Corporation ........................................................                  3,600                 95,001
           House Foods Corporation ...................................................                 12,000                106,311
                                                                                                                          ----------
                                                                                                                             424,539
                                                                                                                          ----------
      Korean Equity - 1.12%
           KT Corporation - ADR ......................................................                  2,900                 69,542
                                                                                                                          ----------

      Luxembourg Equity - 1.22%
           SES GLOBAL - FDR ..........................................................                  8,000                 75,971
                                                                                                                          ----------






                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Mexican Equities - 3.26%
           Fomento Economico Mexicano, SA de CV - ADR ................................                  1,800             $   84,852
        (a)Wal-Mart de Mexico SA de CV ...............................................                 35,800                117,883
                                                                                                                          ----------
                                                                                                                             202,735
                                                                                                                          ----------
      Netherland Equities - 12.93%
           ABN AMRO Holding NV .......................................................                  5,016                 95,136
           Akzo Nobel NV .............................................................                  3,000                140,094
           Buhrmann NV ...............................................................                  7,348                 96,027
           DSM NV ....................................................................                  2,300                 94,180
        (a)Fox Kids Europe NV ........................................................                  7,900                 80,872
           Koninklijke Ahold NV ......................................................                  2,500                 65,517
        (a)Koninklijke (Royal) Philips Electronics NV ................................                  3,776                115,043
           Vedior NV .................................................................                  8,600                116,135
                                                                                                                          ----------
                                                                                                                             803,004
                                                                                                                          ----------
      New Zealand Equity - 1.45%
           Telecom Corporation of New Zealand Limited ................................                 41,900                 90,090
                                                                                                                          ----------

      Norwegian Equities - 2.75%
           Storebrand ASA ............................................................                 19,100                110,113
        (a)Tandberg ASA ..............................................................                  4,800                 60,770
                                                                                                                          ----------
                                                                                                                             170,883
                                                                                                                          ----------
      Portugal Equity - 2.21%
        (a)Portugal Telecom, SGPS, SA - rights attached ..............................                 18,466                137,232
                                                                                                                          ----------

      Singapore Equities - 5.50%
           Creative Technology Limited ...............................................                  3,600                 43,545
        (a)Flextronics International Ltd. ............................................                  5,200                 94,900
        (a)ST Assembly Test Services Limited - ADR ...................................                  5,000                 84,500
           Venture Manufacturing (Singapore) Limited .................................                 12,000                118,464
                                                                                                                          ----------
                                                                                                                             341,409
                                                                                                                          ----------
      South African Equity - 0.78%
           South Africa Breweries PLC ................................................                  6,900                 48,223
                                                                                                                          ----------

      Spanish Equities - 5.87%
           Endesa SA .................................................................                  5,900                 87,642
        (a)Telefonica, SA - ADR ......................................................                  2,545                 84,265
           Telefonica Publicidad e Informacion, SA ...................................                 13,300                 57,010
           Union Fenosa, SA ..........................................................                  8,400                135,463
                                                                                                                          ----------
                                                                                                                             364,380
                                                                                                                          ----------
      Swedish Equities - 1.53%
           Nordea AB .................................................................                  2,540                 14,251
           Nordea AB .................................................................                 14,200                 80,799
                                                                                                                          ----------
                                                                                                                              95,050
                                                                                                                          ----------

                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Swiss Equities - 4.06%
        (a)ABB Ltd. .............................................................                   8,912                 $   70,650
           Swisscom AG ..........................................................                     355                    107,090
           Zurich Financial Services AG .........................................                     321                     74,341
                                                                                                                          ----------
                                                                                                                             252,081
                                                                                                                          ----------

           Total Common Stocks (Cost $6,481,177) ........................................................                  6,142,739
                                                                                                                          ----------

INVESTMENT COMPANY - 1.77%

      Evergreen Select Money Market Fund Class I #495 ...........................                 109,962                    109,962
           (Cost $109,962)                                                                                                ----------


Total Value of Investments (Cost $6,591,139 (b)) ................................                  100.70 %              $6,252,701
Liabilities in Excess of Other Assets ...........................................                   (0.70)%                 (43,293)
                                                                                                   ------                ----------
      Net Assets ................................................................                  100.00 %              $6,209,408
                                                                                                   ======                ==========


      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation ......................................................................                $  556,916
           Unrealized depreciation ......................................................................                  (895,354)
                                                                                                                         ----------

                      Net unrealized depreciation .......................................................                $ (338,438)
                                                                                                                         ==========

      The following acronyms and abbreviations are used in this portfolio:

           AB - Aktiebolag (Swedish)                  NV - Naamloze Vennootschap (Dutch)
           ADR - American Depositary Receipt          PLC - Public Limited Company (British)
           AG - Aktiengesellschaft (German)           SA - Socieded Anonima (Spanish)
           CV - Convertible Securities (Mexican)      SA - Societe Anonyme (French)
           FDR - Fiduciary Depositary Receipt










See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $6,591,139) ...............................................................           $ 6,252,701
      Income receivable (cost $7,555) .......................................................................                 7,595
      Prepaid expenses ......................................................................................                 2,295
      Other assets ..........................................................................................                   199
                                                                                                                        -----------

           Total assets .....................................................................................             6,262,790
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ......................................................................................                19,600
      Disbursements in excess of cash on demand deposit .....................................................                33,782
                                                                                                                        -----------

           Total liabilities ................................................................................                53,382
                                                                                                                        -----------

NET ASSETS
      (applicable to 687,050 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...............................................           $ 6,209,408
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($6,209,408 / 687,050 shares) .........................................................................           $      9.04
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .......................................................................................           $ 7,027,631
      Accumulated net investment loss .......................................................................                (7,085)
      Accumulated net realized loss on investments and foreign currency translations ........................              (472,741)
      Net unrealized depreciation on investments and translation of assets
           and liabilities in foreign currencies ............................................................              (338,397)
                                                                                                                        -----------
                                                                                                                        $ 6,209,408
                                                                                                                        ===========




















See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT INCOME

      Income
           Dividends ....................................................................................                 $ 142,518
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ............................................................                    53,068
           Fund administration fees (note 2) ............................................................                     9,287
           Custody fees .................................................................................                     3,419
           Registration and filing administration fees (note 2) .........................................                     1,914
           Fund accounting fees (note 2) ................................................................                    27,531
           Audit fees ...................................................................................                    17,604
           Legal fees ...................................................................................                     6,704
           Securities pricing fees ......................................................................                    16,634
           Shareholder recordkeeping fees ...............................................................                    18,000
           Other accounting fees (note 2) ...............................................................                    14,715
           Shareholder servicing expenses ...............................................................                     4,032
           Registration and filing expenses .............................................................                     4,765
           Printing expenses ............................................................................                     3,084
           Trustee fees and meeting expenses ............................................................                     4,109
           Other operating expenses .....................................................................                     3,511
                                                                                                                          ---------

               Total expenses ...........................................................................                   188,377
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) .....................................................                   (29,180)
                    Investment advisory fees waived (note 2) ............................................                   (53,068)
                                                                                                                          ---------

               Net expenses .............................................................................                   106,129
                                                                                                                          ---------

                    Net investment income ...............................................................                    36,389
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investments and foreign currency transactions ..............................                  (432,247)
      Increase in unrealized depreciation on investments and translation of assets
           and liabilities in foreign currencies ........................................................                  (119,888)
                                                                                                                          ---------

           Net realized and unrealized loss on investments ..............................................                  (552,135)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations .....................................                 $(515,746)
                                                                                                                          =========







See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                      March 31,           March 31,
                                                                                                        2002                2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment income ............................................................          $   36,389          $    7,494
         Net realized loss from investment transactions and foreign currency translations .            (432,247)            (69,087)
         Increase in unrealized depreciation on investments and translation of assets
              and liabilities in foreign currencies .......................................            (119,888)           (421,631)
                                                                                                     ----------          ----------

              Net decrease in net assets resulting from operations ........................            (515,746)           (483,224)
                                                                                                     ----------          ----------

     Distributions to shareholders from
         Net investment income ............................................................             (17,064)             (5,143)
         Tax return of capital ............................................................             (12,156)                  0
         Net realized gain from investment transactions ...................................                   0             (44,714)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions .........................             (29,220)            (49,857)
                                                                                                     ----------          ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .............           4,055,329           1,584,589
                                                                                                     ----------          ----------

                     Total increase in net assets .........................................           3,510,363           1,051,508

NET ASSETS

     Beginning of year ....................................................................           2,699,045           1,647,537
                                                                                                     ----------          ----------

     End of year (including undistributed net investment income of $6,141 in 2002) ........          $6,209,408          $2,699,045
                                                                                                     ==========          ==========


(a) A summary of capital share activity follows:

                                                             -----------------------------------------------------------------------
                                                                        Year ended                             Year ended
                                                                      March 31, 2002                         March 31, 2001

                                                               Shares               Value              Shares               Value
                                                             -----------------------------------------------------------------------
Shares sold ............................................        419,939          $4,153,572             142,306          $1,621,001

Shares issued for reinvestment of distributions ........          2,910              26,298               4,427              49,574
                                                             ----------          ----------          ----------          ----------

                                                                422,849           4,179,870             146,733           1,670,575

Shares redeemed ........................................        (13,732)           (124,541)             (8,088)            (85,986)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................        409,117          $4,055,329             138,645          $1,584,589
                                                             ==========          ==========          ==========          ==========



See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)



------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year ended          Year ended          Year ended
                                                                              March 31,           March 31,           March 31,
                                                                                2002                2001              2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................    $     9.71          $    11.83          $    10.00

      (Loss) income from investment operations
           Net investment income ........................................          0.05                0.03                0.02
           Net realized and unrealized (loss) gain on investments .......         (0.68)              (1.83)               1.83
                                                                             ----------          ----------          ----------

               Total from investment operations .........................         (0.63)              (1.80)               1.85
                                                                             ----------          ----------          ----------

      Distributions to shareholders from
           Net investment income ........................................         (0.02)              (0.02)              (0.02)
           Tax return of capital ........................................         (0.02)               0.00                0.00
           Net realized gain from investment transactions ...............          0.00               (0.30)               0.00
                                                                             ----------          ----------          ----------

               Total distributions ......................................         (0.04)              (0.32)              (0.02)
                                                                             ----------          ----------          ----------

Net asset value, end of period ..........................................    $     9.04          $     9.71          $    11.83
                                                                             ==========          ==========          ==========

Total return ............................................................         (6.46)%            (15.67)%             18.56 %
                                                                             ==========          ==========          ==========

Ratios/supplemental data
      Net assets, end of period .........................................    $6,209,408          $2,699,045          $1,647,537
                                                                             ==========          ==========          ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ................          3.55 %              6.26 %              9.23 %(b)
           After expense reimbursements and waived fees .................          2.00 %              2.00 %              2.00 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ................         (0.86)%             (3.95)%             (7.11)%(b)
           After expense reimbursements and waived fees .................          0.69 %              0.30 %              0.12 %(b)

      Portfolio turnover rate ...........................................          5.90 %             14.85 %             23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.

(b) Annualized.







See accompanying notes to financial statements


             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management International Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          The Fund has a capital loss carryforward for federal income tax purposes of $130,839, $38,628,of which expires in the year 2009 and $92,211 of which expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforward has been offset or expires.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund will make a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002


     F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

          The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

          Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $53,068 ($0.09 per share) and has voluntarily agreed to reimburse $29,180 of the Fund's operating expenses for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services, plus 0.01% of annual average net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.



                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,368,987 and $293,971, respectively, for the year ended March 31, 2002.

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management International Equity Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002








__________
Deloitte
Touche
Tohmatsu
__________

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



The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:             For Investment Advisor Inquiries:

Documented:                                    Documented:

NC Shareholder Services                        Brown Capital Management
116 South Franklin Street                      1201 North Calvert Street
Post Office Drawer 4365                        Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                           Toll-Free Telephone:

1-800-773-3863                                 1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                              World Wide Web @:

ncfunds.com                                    browncapital.com





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                                            BROWN CAPITAL MANAGEMENT